Exhibit 10.61

2009 FORMS OF EMPLOYEE STOCK OPTION, RESTRICTED STOCK,

RESTRICTED SHARE UNIT AND PERFORMANCE UNIT AGREEMENTS

FORMS OF EMPLOYEE STOCK OPTION AGREEMENTS

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

OPTIONEE:	«First_Name_MI» «Last_Name»

GRANT DATE:	, 20

OPTION PRICE:	$ per share

COVERED SHARES:	«Shares»

1. Definitions; Grant of Option. Certain terms used in this Nonstatutory Stock Option Agreement (the “Agreement”) are defined in Annex A hereto (which is incorporated herein as part of the Agreement) or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

Pursuant to The PNC Financial Services Group, Inc. 2006 Incentive Award Plan (the “Plan”) and subject to the terms of the Agreement, PNC hereby grants to Optionee an Option to purchase from PNC that number of shares of PNC common stock specified above as the “Covered Shares,” exercisable at the Option Price.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Consolidated Subsidiaries. Headings used in the Agreement are for convenience only and are not part of the Agreement.

2. Terms of the Option.

2.1 Type of Option. The Option is intended to be a Nonstatutory Stock Option.

2.2 Option Period. Except as otherwise set forth in Section 2.3, the Option is exercisable in whole or in part as to any Covered Shares as to which it is outstanding and has become exercisable (“vested”) at any time and from time to time through the Expiration Date as defined in Section A.18 of Annex A hereto, including the early termination provisions set forth in said definition.

To the extent that the Option or relevant portion thereof is then outstanding and the Expiration Date has not yet occurred, the Option will vest as to Covered Shares as set forth in this Section 2.2.

(a) Unless the Option has become fully vested pursuant to another subsection of this Section 2.2, the Option will become exercisable (“vest”) as follows:

(i) as to one-third ( 1/3rd) of the Covered Shares (rounded down to the nearest whole Share), commencing on the first (1st) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such vesting date or is a Retiree whose Retirement date occurred on or after the six (6) month anniversary date of the Grant Date;

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(ii) as to one-half ( 1/2) of the remaining Covered Shares (rounded down to the nearest whole Share), commencing on the second (2nd ) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such vesting date or is a Retiree whose Retirement date occurred on or after the first (1 st) anniversary date of the Grant Date; and

(iii) as to the remaining Covered Shares, commencing on the third (3rd) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such vesting date or is a Retiree whose Retirement date occurred on or after the first (1st) anniversary date of the Grant Date.

(b) If Optionee’s employment is terminated by the Corporation by reason of Disability and not for Cause, the Option will vest as to all outstanding Covered Shares as to which it has not otherwise vested commencing on Optionee’s Termination Date.

(c) If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, the Option will immediately vest as to all outstanding Covered Shares as to which it has not otherwise vested, and the Option may be exercised by Optionee’s properly designated beneficiary, by the person or persons entitled to do so under Optionee’s will, or by the person or persons entitled to do so under the applicable laws of descent and distribution.

(d) If, after the occurrence of a Change of Control Triggering Event but prior to the occurrence of a Change of Control Failure or of the Change of Control triggered by the Change of Control Triggering Event, Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason, the Option will vest as to all outstanding Covered Shares as to which it has not otherwise vested commencing on Optionee’s Termination Date.

(e) Notwithstanding any other provision of this Section 2.2, to the extent that the Option is outstanding but not yet fully vested at the time a Change of Control occurs, the Option will vest as to all then outstanding Covered Shares as to which it has not otherwise vested, effective as of the day immediately prior to the occurrence of the Change of Control, provided that, at the time the Change of Control occurs, Optionee is either (i) an employee of the Corporation or (ii) a former employee of the Corporation whose unvested Option, or portion thereof, is then outstanding and continues to qualify for vesting pursuant to the terms of Section 2.2(a)(i), (ii) and/or (iii).

(f) The Committee or its delegate may in their sole discretion, but need not, accelerate the vesting date of all or any portion of the Option subject, if applicable, to such limitations as may be set forth in the Plan.

If Optionee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Optionee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

2.3 Formal Allegations of Detrimental Conduct. If any criminal charges are brought against Optionee alleging the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation in an indictment or in other analogous formal charges commencing judicial criminal proceedings, the Committee may determine to suspend the exercisability of the Option, to the extent that the Option is then outstanding and exercisable, or to require the escrow of the proceeds of any exercise of the Option. Any such suspension or escrow is subject to the following restrictions:

(a) It may last only until the earliest to occur of the following:

(i) resolution of the criminal proceedings in a manner that constitutes Detrimental Conduct;

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(ii) resolution of the criminal proceeding in one of the following ways: (A) the charges as they relate to such alleged felony have been dismissed (with or without prejudice), (B) Optionee has been acquitted of such alleged felony, or (C) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement; and

(iii) termination of the suspension or escrow in the discretion of the Committee; and

(b) It may be imposed only if the Committee makes reasonable provision for the retention or realization of the value of the Option to Optionee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (a)(ii) or (iii) above.

2.4 Nontransferability; Designation of Beneficiary; Payment to Legal Representative.

(a) The Option is not transferable or assignable by Optionee.

(b) During Optionee’s lifetime, the Option may be exercised only by Optionee or, in the event of Optionee’s legal incapacity, by his or her legal representative, as determined in good faith by PNC.

(c) During Optionee’s lifetime, Optionee may file with PNC, at such address and in such manner as PNC may from time to time direct, on a form to be provided by PNC on request, a designation of a beneficiary or beneficiaries (a “properly designated beneficiary”) to hold and exercise Optionee’s stock options, to the extent outstanding and exercisable, in accordance with their respective stock option agreements and the Plan in the event of Optionee’s death.

(d) If Optionee dies prior to the full exercise or expiration of the Option and has not filed a designation of beneficiary form as specified above, the Option will be held and may be exercised by the person or persons entitled to do so under Optionee’s will or under the applicable laws of descent and distribution, as to which PNC will be entitled to rely in good faith on instructions from Optionee’s executor, administrator, or other legal representative.

(e) Any delivery of shares or other payment made or action taken hereunder by PNC in good faith to or on the instructions of Optionee’s executor, administrator, or other legal representative shall extinguish all right to payment hereunder.

3. Capital Adjustments. Upon the occurrence of a corporate transaction or transactions (including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (each, a “Corporate Transaction”)), the Committee shall make those adjustments, if any, in the number, class or kind of Covered Shares as to which the Option is outstanding and has not yet been exercised and in the Option Price that it deems appropriate in its discretion to reflect the Corporate Transaction(s) such that the rights of Optionee are neither enlarged nor diminished as a result of such Corporate Transaction or Transactions, including without limitation cancellation of the Option immediately prior to the effective time of the Corporate Transaction and payment, in cash, in consideration therefor, of an amount equal to the product of (a) the excess, if any, of the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction over the Option Price and (b) the total number of Covered Shares subject to the Option that were outstanding and unexercised immediately prior to the effective time of the Corporate Transaction.

All determinations hereunder shall be made by the Committee in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation the holder of the Option.

No fractional shares will be issued on exercise of the Option. PNC shall determine the manner in which any fractional shares will be treated.

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4. Exercise of Option.

4.1 Notice and Effective Date. The Option may be exercised, in whole or in part, by delivering to PNC written notice of such exercise, in such form as PNC may from time to time prescribe, and by paying in full the aggregate Option Price with respect to that portion of the Option being exercised and satisfying any amounts required to be withheld pursuant to applicable tax laws in connection with such exercise.

In addition, notwithstanding Sections 4.2 and 4.3, Optionee may elect to complete his or her Option exercise through a brokerage service/margin account pursuant to the broker-assisted cashless option exercise procedure under Regulation T of the Board of Governors of the Federal Reserve System and in such manner as may be permitted by PNC from time to time consistent with said Regulation T.

The effective date of such exercise will be the Exercise Date. Until PNC notifies Optionee to the contrary, the form attached to the Agreement as Annex B shall be used to exercise the Option and the form attached to the Agreement as Annex C shall be used to make tax payment elections.

In the event that the Option is exercised, pursuant to Section 2.4, by any person or persons other than Optionee, such notice of exercise must be accompanied by appropriate proof of the derivative right of such person or persons to exercise the Option.

4.2 Payment of Option Price. Upon exercise of the Option, in whole or in part, Optionee may pay the aggregate Option Price (a) in cash or (b) if and to the extent then permitted by PNC, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) having an aggregate Fair Market Value on the Exercise Date not exceeding that portion of the aggregate Option Price being paid using such shares, or through a combination of cash and shares of PNC common stock; provided, however, that shares of PNC common stock used to pay all or any portion of the aggregate Option Price may not be subject to any contractual restriction, pledge or other encumbrance and must be shares that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

4.3 Payment of Taxes. Optionee may elect to satisfy any or all applicable federal, state, or local tax liabilities incurred in connection with exercise of the Option (a) by payment of cash, (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, through the retention by PNC of sufficient whole shares of PNC common stock otherwise issuable upon such exercise to satisfy the minimum amount of taxes required to be withheld in connection with such exercise, or (c) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

For purposes of this Section 4.3, shares of PNC common stock that are used to satisfy applicable taxes will be valued at their Fair Market Value on the date the tax withholding obligation arises. In no event will the Fair Market Value of the shares of PNC common stock otherwise issuable upon exercise of the Option but retained pursuant to Section 4.3(b) exceed the minimum amount of taxes required to be withheld in connection with the Option exercise.

4.4 Effect. The exercise, in whole or in part, of the Option will cause a reduction in the number of unexercised Covered Shares as to which the Option is outstanding equal to the number of shares of PNC common stock with respect to which the Option is exercised.

5. Restrictions on Exercise and on Shares Issued on Exercise. Notwithstanding any other provision of the Agreement, the Option may not be exercised at any time that PNC does not have in effect a registration statement under the Securities Act of 1933 as amended relating to the offer of shares of PNC common

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stock under the Plan unless PNC agrees to permit such exercise. Upon the issuance of any shares of PNC common stock pursuant to exercise of the Option at a time when such a registration statement is not in effect, Optionee will, upon the request of PNC, agree in writing that Optionee is acquiring such shares for investment only and not with a view to resale and that Optionee will not sell, pledge, or otherwise dispose of such shares unless and until (a) PNC is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act of 1933 as amended is not required by that Act or by rules and regulations promulgated thereunder, (b) the staff of the SEC has issued a no-action letter with respect to such disposition, or (c) such registration or notification as is, in the opinion of counsel for PNC, required for the lawful disposition of such shares has been filed and has become effective; provided, however, that PNC is not obligated hereby to file any such registration or notification. PNC may place a legend embodying such restrictions on the certificate(s) evidencing such shares.

6. Rights as Shareholder. Optionee will have no rights as a shareholder with respect to any Covered Shares until the Exercise Date and then only with respect to those shares of PNC common stock issued upon such exercise of the Option and not retained as provided in Section 4.3.

7. Employment. Neither the granting of the Option evidenced by the Agreement nor any term or provision of the Agreement will constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Optionee for any period.

8. Subject to the Plan. The Option evidenced by the Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which is incorporated by reference herein and made a part hereof, but the terms of the Plan will not be considered an enlargement of any benefits under the Agreement. In addition, the Option is subject to any rules and regulations promulgated by or under the authority of the Committee.

9. Optionee Covenants.

9.1 General. Optionee and PNC acknowledge and agree that Optionee has received adequate consideration with respect to enforcement of the provisions of Sections 9 and 10 hereof by virtue of receiving this Option, which gives Optionee an opportunity potentially to benefit from an increase in the future value of PNC common stock (regardless of whether any such benefit is ultimately realized); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Optionee from earning a living.

9.2 Non-Solicitation; No-Hire. Optionee agrees to comply with the provisions of subsections (a) and (b) of this Section 9.2 while employed by the Corporation and for a period of one year after Optionee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Optionee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Optionee assist any other Person in such activities.

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Notwithstanding the above, if Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason and such Termination Date occurs during a Coverage Period or, if Optionee was a party to a Change of Control Employment Agreement that was in effect at the time of such termination of employment, within three years after the occurrence of a Change of Control, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 9.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Optionee agrees that Optionee shall not, for a period of one year after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

9.3 Confidentiality. During Optionee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Optionee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Optionee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

9.4 Ownership of Inventions. Optionee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Optionee during the term of Optionee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Optionee agrees to assign and hereby does assign to PNC or its designee all of Optionee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Optionee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 9.4 shall be performed by Optionee without further compensation and shall continue beyond the Termination Date.

10. Enforcement Provisions. Optionee understands and agrees to the following provisions regarding enforcement of the Agreement.

10.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Optionee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

10.2 Equitable Remedies. A breach of the provisions of any of Sections 9.2, 9.3 or 9.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Optionee, and each and every person and entity acting in concert or participating with Optionee, from initiation and/or continuation of such breach.

10.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 9.2 by legal proceedings, the period during which Optionee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

10.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

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10.5 Severability. The restrictions and obligations imposed by Sections 9.2, 9.3 and 9.4 are separate and severable, and it is the intent of Optionee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Optionee.

10.6 Reform. In the event any of Sections 9.2, 9.3 and 9.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Optionee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

10.7 Waiver of Jury Trial. Each of Optionee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 9.2, 9.3 and 9.4.

10.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Optionee, Optionee agrees to reimburse PNC for any amounts Optionee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Optionee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

10.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Option and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Optionee agrees that PNC may, without the consent of Optionee, modify the Agreement and the Option to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

11. Effective Date. If Optionee does not accept the grant of the Option by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms of the Agreement in any way, within thirty (30) days of receipt by Optionee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Option and the Agreement at any time prior to Optionee’s delivery to PNC of a copy of the Agreement executed by Optionee.

Otherwise, upon execution and delivery of the Agreement by both PNC and Optionee, the Option and the Agreement are effective as of the Grant Date.

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IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf effective as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

Accepted and agreed to as of the Grant Date

Optionee

Annex A - Certain Definitions

Annex B - Notice of Exercise

Annex C - Tax Payment Election Form

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ANNEX A

CERTAIN DEFINITIONS

* * *

A.1 “Agreement” means the Nonstatutory Stock Option Agreement between PNC and Optionee evidencing the grant of the Option to Optionee pursuant to the Plan.

A.2 “Board” means the Board of Directors of PNC.

A.3 “Cause.”

(a) “Cause” during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs during a Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Optionee has not substantially performed Optionee’s duties; or

(ii) the willful engaging by Optionee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (i) and (ii), no act or failure to act, on the part of Optionee, shall be considered willful unless it is done, or omitted to be done, by Optionee in bad faith and without reasonable belief that Optionee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Optionee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Optionee in good faith and in the best interests of the Corporation.

The cessation of employment of Optionee will be deemed to be a termination of Optionee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Optionee, as part of the notice of Optionee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (1) reasonable notice of such Board meeting is provided to Optionee, together with written notice that PNC believes that Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail, and (2) Optionee is given an opportunity, together with counsel, to be heard before the Board.

(b) “Cause” other than during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs other than during a Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by PNC that specifically identifies the manner in which it is believed that Optionee has not substantially performed Optionee’s duties;

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(ii) a material breach by Optionee of (1) any code of conduct of PNC or one of its subsidiaries or (2) other written policy of PNC or a subsidiary, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Optionee against PNC or one of its subsidiaries or any client or customer of PNC or a subsidiary;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or entry by Optionee into a pre-trial disposition with respect to, the commission of a felony; or

(v) entry of any order against Optionee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

The cessation of employment of Optionee will be deemed to have been a termination of Optionee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Optionee is the CEO, the Board) determines that Optionee is guilty of conduct described in clause (i), (ii) or (iii) above or that an event described in clause (iv) or (v) above has occurred with respect to Optionee and, if so, determines that the termination of Optionee’s employment with the Corporation will be deemed to have been for Cause.

A.4 “CEO” means the chief executive officer of PNC.

A.5 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section A.5(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section A.5(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

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(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

A.6 “Change of Control Employment Agreement” means the written agreement, if any, between Optionee and PNC providing, among other things, for certain payments and benefits upon a qualifying termination of employment following a change of control.

A.7 “Change of Control Failure” means the following:

(a) with respect to a Change of Control Triggering Event described in Section A.8(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a Change of Control Triggering Event described in Section A.8(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.8 “Change of Control Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (c) of the definition of Change of Control contained in Section A.5; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

A.9 “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

A.10 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (1) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Optionee’s Termination Date or (2) engaged in business activities that Optionee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Optionee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.15(a), in either case whether Optionee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

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A.11 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

A.12 “Corporation” means PNC and its Consolidated Subsidiaries.

A.13 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a Change of Control Triggering Event and (ii) the date of a Change of Control and (b) ending on the date that is two (2) years after the date of the Change of Control; provided, however, that in the event that a Coverage Period commences on the date of a Change of Control Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a Change of Control Failure and (y) the date that is two (2) years after the date of the Change of Control triggered by the Change of Control Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clauses (a)(i) and (a)(ii) in the preceding sentence.

A.14 “Covered Shares” means the number of shares of PNC common stock that Optionee has the option to purchase from PNC pursuant to the Option.

A.15 “Detrimental Conduct” means, for purposes of the Agreement:

(a) Optionee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Optionee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Optionee’s Termination Date and, if different, (ii) the first date after Optionee’s Termination Date as of which Optionee ceases to be engaged by the Corporation in any capacity for which Optionee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) any act of fraud, misappropriation, or embezzlement by Optionee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or any entry by Optionee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

Optionee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee (if Optionee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO (if Optionee was not such an executive officer), whichever is applicable, determines that Optionee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Optionee, and, if so, determines that Optionee will be deemed to have engaged in Detrimental Conduct.

A.16 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Optionee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Optionee has been determined to be eligible for Social Security disability benefits, Optionee shall be presumed to be Disabled as defined herein.

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A.17 “Exercise Date” means the date (which must be a business day for PNC Bank, National Association) on which PNC receives written notice, in such form as PNC may from time to time prescribe, of the exercise, in whole or in part, of the Option pursuant to the terms of the Agreement, subject to receipt by PNC of full payment of the aggregate Option Price, calculation by PNC of the applicable withholding taxes, and receipt by PNC of payment for any taxes required to be withheld in connection with such exercise as provided in Sections 4.1, 4.2 and 4.3 of the Agreement.

A.18 “Expiration Date.”

(a) Expiration Date. Expiration Date means the date on which the Option expires, which will be the tenth (10th) anniversary of the Grant Date unless the Option expires earlier pursuant to any of the provisions set forth in Sections A.18(b) through A.18(d) (with the Option expiring on the first date determined under any of such sections);

provided, however, if there is a Change of Control, then notwithstanding Sections A.18(c) and A.18(d), to the extent that the Option is outstanding and vested or vests at the time the Change of Control occurs, the Option will not expire at the earliest before the close of business on the ninetieth (90th) day after the occurrence of the Change of Control (or the tenth (10th) anniversary of the Grant Date if earlier), provided that either (1) Optionee is an employee of the Corporation at the time the Change of Control occurs and Optionee’s employment with the Corporation is not terminated for Cause or (2) Optionee is a former employee of the Corporation whose Option, or portion thereof, is outstanding at the time the Change of Control occurs by virtue of the application of one or more of the exceptions set forth in Section A.18(c) and at least one of such exceptions is still applicable at the time the Change of Control occurs.

In no event will the Option remain outstanding beyond the tenth (10th) anniversary of the Grant Date.

(b) Termination for Cause. Upon a termination of Optionee’s employment with the Corporation for Cause, unless the Committee determines otherwise, the Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not vested and whether or not Optionee is eligible to Retire or Optionee’s employment also terminates for another reason.

(c) Ceasing to be an Employee other than by Termination for Cause. If Optionee ceases to be an employee of the Corporation other than by termination of Optionee’s employment for Cause, then unless the Committee determines otherwise, the Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not vested, except to the extent that the provisions set forth in subsection (1), (2), (3), (4) or (5) of this Section A.18(c) apply to Optionee’s circumstances and such applicable subsection specifies a later expiration date for all or a portion of the Option. If more than one of such exceptions is applicable to the Option or a portion thereof, then the Option or such portion of the Option will expire in accordance with the provisions of the subsection that specifies the latest expiration date.

(1) Retirement. If the termination of Optionee’s employment with the Corporation meets the definition of Retirement, then the Option will expire on the tenth (10th) anniversary of the Grant Date with respect to any Covered Shares as to which the Option is vested on the Retirement date or thereafter vests pursuant to Section 2.2 of the Agreement.

(2) Death. If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, then the Option will expire on the tenth (10th) anniversary of the Grant Date.

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(3) Termination during a Coverage Period without Cause or with Good Reason. If Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, then the Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(4) Disability. If Optionee’s employment is terminated by the Corporation by reason of Disability, then the Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(5) DEAP or Agreement or Arrangement in lieu of or in addition to DEAP. In the event that (a) Optionee’s employment with the Corporation is terminated by the Corporation, and Optionee is offered and has entered into the standard Waiver and Release Agreement with PNC or one of its subsidiaries under an applicable PNC or subsidiary Displaced Employee Assistance Plan, or any successor plan by whatever name known (“DEAP”), or Optionee is offered and has entered into a similar waiver and release agreement between PNC or one of its subsidiaries and Optionee pursuant to the terms of an agreement or arrangement entered into by PNC or a subsidiary and Optionee in lieu of or in addition to the DEAP, and (b) Optionee has not revoked such waiver and release agreement, and (c) the time for revocation of such waiver and release agreement by Optionee has lapsed, then the Option will expire at the close of business on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date) with respect to any Covered Shares as to which the Option has already become vested; provided, however, that if Optionee returns to employment with the Corporation no later than said ninetieth (90th) day, then for purposes of the Agreement, the entire Option, whether vested or unvested, will be treated as if the termination of Optionee’s employment with the Corporation had not occurred.

If the vested portion of the Option (or the entire Option if fully vested) will expire on Optionee’s Termination Date unless the conditions set forth in this Section A.18(c)(5) are met, then such vested Option or portion thereof will not terminate on the Termination Date, but Optionee will not be able to exercise the Option after such Termination Date unless and until all of the conditions set forth in this Section A.18(c)(5) have been met and the Option will terminate on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(d) Detrimental Conduct. If the Option would otherwise remain outstanding after Optionee’s Termination Date with respect to any of the Covered Shares pursuant to one or more of the exceptions set forth in the subsections of Section A.18(c), then notwithstanding the provisions of such exception or exceptions, the Option will expire on the date that PNC determines that Optionee has engaged in Detrimental Conduct, if earlier than the date on which the Option would otherwise expire; provided, however, that:

(1) no determination that Optionee has engaged in Detrimental Conduct may be made on or after the date of Optionee’s death, and Detrimental Conduct will not apply to conduct by or activities of beneficiaries or other successors to the Option in the event of Optionee’s death;

(2) in the event that Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, no determination that Optionee has engaged in Detrimental Conduct for purposes of the Agreement may be made on or after such Termination Date; and

(3) no determination that Optionee has engaged in Detrimental Conduct may be made after the occurrence of a Change of Control.

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A.19 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

A.20 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

A.21 “Good Reason” means:

(a) (i) the assignment to Optionee of any duties inconsistent in any respect with, or any other diminution in, Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities such that Optionee’s position, authority, duties or responsibilities are not at least commensurate in all material respects with the most significant of those held, exercised and assigned to Optionee at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) the assignment to Optionee of any duties inconsistent in any material respect with, or any other material diminution in, Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to the Change of Control Triggering Event, excluding in either case for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee;

(b) a reduction by the Corporation in Optionee’s annual base salary to an annual rate (i) that is less than 12 times the highest monthly base salary paid or payable, including any base salary that has been earned but deferred, to Optionee by the Corporation in respect of the 12-month period immediately preceding the month in which the Change of Control occurs or, if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) that is less than 12 times the monthly base salary paid or payable, including any base salary that has been earned but deferred, to Optionee by the Corporation in respect of the month immediately preceding the month in which the Change of Control Triggering Event occurs;

(c) the Corporation’s requiring Optionee to be based at any office or location that is more than fifty (50) miles from Optionee’s office or location immediately prior to either the Change of Control Triggering Event or the Change of Control;

(d) other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee, the failure by the Corporation to continue Optionee’s participation in annual bonus, long-term cash incentive, equity incentive, savings and retirement plans, practices, policies and programs that provide Optionee with annual bonus opportunities, long-term incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, no less favorable, in the aggregate, than the most favorable of those provided by the Corporation for Optionee under such plans, practices, policies and programs as in effect (i) at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) immediately prior to the Change of Control Triggering Event; or

(e) other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee, the failure by the Corporation to continue to provide Optionee with benefits under welfare benefit plans, practices, policies and programs provided by the Corporation (including, without limitation, medical, prescription, dental, vision, disability, employee life, group life, accidental

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death and travel accident insurance plans and programs) no less favorable, in the aggregate, than those provided to Optionee under the most favorable of such plans, practices, policies and programs in effect for Optionee (i) at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) immediately prior to the Change of Control Triggering Event.

A.22 “Grant Date” means the date set forth as the Grant Date on page 1 of the Agreement and is the date as of which the Option is authorized to be granted by the Committee in accordance with the Plan.

A.23 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.24 “Option” means the option to purchase shares of PNC common stock granted to Optionee under the Plan in Section 1 of the Agreement in accordance with the terms of Article 6 of the Plan.

A.25 “Option Period” means the period during which the Option may be exercised, as set forth in Section 2.2 of the Agreement.

A.26 “Option Price” means the dollar amount per share of PNC common stock at which the Option may be exercised. The Option Price is set forth on page 1 of the Agreement.

A.27 “Optionee” means the person to whom the Option is granted and is identified as Optionee on page 1 of the Agreement.

A.28 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan.

A.29 “PNC” means The PNC Financial Services Group, Inc.

A.30 “Retire” or “Retirement” means, for purposes of this Option and all PNC stock options held by Optionee, whether granted under the Plan or under an earlier PNC plan, termination of Optionee’s employment with the Corporation at any time and for any reason (other than termination by reason of Optionee’s death or by the Corporation for Cause and, if the Committee or the CEO so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Optionee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

A.31 “Retiree” means an Optionee who has Retired.

A.32 “SEC” means the U.S. Securities and Exchange Commission.

A.33 “Share” means a share of authorized but unissued PNC common stock or a reacquired share of PNC common stock, including shares purchased by PNC on the open market for purposes of the Plan or otherwise.

A.34 “Termination Date” means Optionee’s last date of employment with the Corporation. If Optionee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Optionee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

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Reload Option Agreement Form for

Original Options Granted 2001-2004

THE PNC FINANCIAL SERVICES GROUP, INC.

1997 LONG-TERM INCENTIVE AWARD PLAN

RELOAD NONSTATUTORY STOCK OPTION AGREEMENT

OPTIONEE:	«EMPLOYEE»

ORIGINAL OPTION GRANT DATE:

RELOAD OPTION GRANT DATE:

RELOAD OPTION PRICE:	$ per share

COVERED SHARES:

Terms defined in The PNC Financial Services Group, Inc. 1997 Long-Term Incentive Award Plan as amended from time to time (“Plan”) are used in this reload nonstatutory stock option agreement (“Reload Agreement”) as defined in the Plan unless otherwise defined in the Reload Agreement or an Annex thereto. In the Reload Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Subsidiaries. For certain definitions, see Annex A attached hereto and incorporated herein by reference. Headings used in the Reload Agreement and in the Annexes hereto are for convenience only and are not part of the Reload Agreement and Annexes.

1. Grant of Reload Option. Optionee, having exercised all or a portion of the Option granted to Optionee under the Plan as of             , 200     (the “Original Option”) while employed by the Corporation and in a manner specified in the Addendum to the Original Option stock option agreement, is hereby granted, pursuant to the Plan and subject to the terms of the Reload Agreement, a Reload Option (“Reload Option”) to purchase from PNC that number of shares of PNC common stock specified above as the “Covered Shares,” exercisable at the Reload Option Price.

2. Terms of the Reload Option.

2.1	Type of Option. The Reload Option is intended to be a Nonstatutory Stock Option without Rights.

2.2 Reload Option Period. The Reload Option is exercisable in whole or in part as to any Covered Shares as to which it is outstanding and has become exercisable (“vested”) at any time and from time to time through the Expiration Date.

To the extent that the Reload Option is otherwise outstanding and the Expiration Date has not yet occurred, the Reload Option will vest as to Covered Shares as set forth in this Section 2.2.

(a) Unless the Reload Option has become vested pursuant to another subsection of this Section 2.2, the Reload Option will become exercisable (“vest”) commencing on the first (1st) anniversary date of the Reload Option Grant Date provided that Optionee is still an employee of the Corporation on such vesting date or is a Retiree whose Retirement date occurred on or after the six (6) month anniversary date of the Reload Option Grant Date.

(b) If Optionee’s employment is terminated by the Corporation by reason of Disability and not for Cause, the Reload Option will vest as to all outstanding Covered Shares as to which it has not otherwise vested commencing on Optionee’s Termination Date.

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(c) If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, the Reload Option will immediately vest as to all outstanding Covered Shares as to which it has not otherwise vested, and the Reload Option may be exercised by Optionee’s properly designated beneficiary, by the person or persons entitled to do so under Optionee’s will, or by the person or persons entitled to do so under the applicable laws of descent and distribution.

(e) If, after the occurrence of a Change of Control Triggering Event but prior to the occurrence of a Change of Control Failure or of the Change of Control triggered by the Change of Control Triggering Event, Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason, the Reload Option will vest as to all outstanding Covered Shares as to which it has not otherwise vested commencing on Optionee’s Termination Date.

(e) Notwithstanding any other provision of this Section 2.2, to the extent that the Reload Option is outstanding but not yet fully vested at the time a Change of Control occurs, the Reload Option will vest as to all then outstanding Covered Shares as to which it has not otherwise vested, effective as of the day immediately prior to the occurrence of the Change of Control, provided that, at the time the Change of Control occurs, Optionee is either (i) an employee of the Corporation or (ii) a former employee of the Corporation whose unvested Reload Option, or portion thereof, is then outstanding and continues to qualify for vesting pursuant to the terms of Section 2.2(a).

(f) The Committee or its delegate may in their sole discretion, but need not, accelerate the vesting date of all or any portion of the Reload Option subject, if applicable, to such limitations as may be set forth in the Plan.

If Optionee is employed by a Subsidiary that ceases to be a Subsidiary of PNC and Optionee does not continue to be employed by PNC or a Subsidiary, then for purposes of the Reload Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

2.3 Nontransferability; Designation of Beneficiary; Payment to Legal Representative.

(a)	The Reload Option is not transferable or assignable by Optionee.

(b) During Optionee’s lifetime, the Reload Option may be exercised only by Optionee or, in the event of Optionee’s legal incapacity, by his or her legal representative, as determined in good faith by PNC.

(c) During Optionee’s lifetime, Optionee may file with PNC, at such address and in such manner as PNC may from time to time direct, on a form to be provided by PNC on request, a designation of a beneficiary or beneficiaries (a “properly designated beneficiary”) to hold and exercise Optionee’s stock options, to the extent outstanding and exercisable, in accordance with their respective stock option agreements and the Plan in the event of Optionee’s death.

(d) If Optionee dies prior to the full exercise or expiration of the Reload Option and has not filed a designation of beneficiary form as specified above, the Reload Option will be held and may be exercised by the person or persons entitled to do so under Optionee’s will or under the applicable laws of descent and distribution, as to which PNC will be entitled to rely in good faith on instructions from Optionee’s executor, administrator, or other legal representative.

(e) Any delivery of shares or other payment made or action taken hereunder by PNC in good faith to or on the instructions of Optionee’s executor, administrator, or other legal representative shall extinguish all right to payment hereunder.

3. Capital Adjustments. Upon the occurrence of a corporate transaction or transactions (including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (each, a “Corporate Transaction”)), the Committee shall make those adjustments, if any, in the number, class or kind of Covered Shares as to which the Reload Option is outstanding and has not yet been exercised and in the Reload Option Price that it deems

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appropriate in its discretion to reflect the Corporate Transaction(s) such that the rights of Optionee are neither enlarged nor diminished as a result of such Corporate Transaction or Transactions, including without limitation cancellation of the Reload Option immediately prior to the effective time of the Corporate Transaction and payment, in cash, in consideration therefor, of an amount equal to the product of (a) the excess, if any, of the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction over the Reload Option Price and (b) the total number of Covered Shares subject to the Reload Option that were outstanding and unexercised immediately prior to the effective time of the Corporate Transaction.

All determinations hereunder shall be made by the Committee in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation the holder of the Reload Option.

No fractional shares will be issued on exercise of the Reload Option. PNC shall determine the manner in which any fractional shares will be treated.

4. Exercise of Reload Option.

4.1 Notice and Effective Date. The Reload Option may be exercised, in whole or in part, by delivering to PNC written notice of such exercise, in such form as PNC may from time to time prescribe, accompanied by full payment of the aggregate Reload Option Price with respect to that portion of the Reload Option being exercised and satisfaction of any amounts required to be withheld pursuant to applicable tax laws in connection with such exercise.

In addition, notwithstanding Sections 4.2 and 4.3, Optionee may elect to complete his or her Reload Option exercise through a brokerage service/margin account pursuant to the broker-assisted cashless option exercise procedure under Regulation T of the Board of Governors of the Federal Reserve System and in such manner as may be permitted by PNC from time to time consistent with said Regulation T.

The effective date of such exercise will be the Exercise Date. Until PNC notifies Optionee to the contrary, the form attached to the Reload Agreement as Annex B shall be used to exercise the Reload Option and the form attached to the Reload Agreement as Annex C shall be used to make tax payment elections.

In the event that the Reload Option is exercised, pursuant to Section 2.3, by any person or persons other than Optionee, such notice of exercise must be accompanied by appropriate proof of the derivative right of such person or persons to exercise the Reload Option.

4.2 Payment of Reload Option Price. Upon exercise of the Reload Option, in whole or in part, Optionee may pay the aggregate Reload Option Price (a) in cash or (b) if and to the extent then permitted by PNC, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) having an aggregate Fair Market Value on the Exercise Date not exceeding that portion of the aggregate Reload Option Price being paid using such shares, or through a combination of cash and shares of PNC common stock; provided, however, that shares of PNC common stock used to pay all or any portion of the aggregate Reload Option Price may not be subject to any contractual restriction, pledge or other encumbrance and must be shares that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

4.3 Payment of Taxes. Optionee may elect to satisfy any or all applicable federal, state, or local tax liabilities incurred in connection with exercise of the Reload Option (a) by payment of cash, (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, through the retention by PNC of sufficient whole shares of PNC common stock otherwise issuable upon such exercise to satisfy the minimum amount of taxes required to be withheld in connection with such exercise, or (c) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by

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physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

For purposes of this Section 4.3, shares of PNC common stock that are used to satisfy applicable taxes will be valued at their Fair Market Value on the date the tax withholding obligation arises. In no event will the Fair Market Value of the shares of PNC common stock otherwise issuable upon exercise of the Reload Option but retained pursuant to Section 4.3(b) exceed the minimum amount of taxes required to be withheld in connection with the Reload Option exercise.

4.4 Effect. The exercise, in whole or in part, of the Reload Option will cause a reduction in the number of unexercised Covered Shares as to which the Reload Option is outstanding equal to the number of shares of PNC common stock with respect to which the Reload Option is exercised.

5. Restrictions on Exercise and on Shares Issued on Exercise. Notwithstanding any other provision of the Reload Agreement, the Reload Option may not be exercised at any time that PNC does not have in effect a registration statement under the Securities Act of 1933 as amended relating to the offer of shares of PNC common stock under the Plan unless PNC agrees to permit such exercise. Upon the issuance of any shares of PNC common stock pursuant to exercise of the Reload Option at a time when such a registration statement is not in effect, Optionee will, upon the request of PNC, agree in writing that Optionee is acquiring such shares for investment only and not with a view to resale and that Optionee will not sell, pledge, or otherwise dispose of such shares unless and until (a) PNC is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act of 1933 as amended is not required by that Act or by rules and regulations promulgated thereunder, (b) the staff of the SEC has issued a no-action letter with respect to such disposition, or (c) such registration or notification as is, in the opinion of counsel for PNC, required for the lawful disposition of such shares has been filed and has become effective; provided, however, that PNC is not obligated hereby to file any such registration or notification. PNC may place a legend embodying such restrictions on the certificate(s) evidencing such shares.

6. Rights as Shareholder. Optionee will have no rights as a shareholder with respect to any Covered Shares until the Exercise Date and then only with respect to those shares of PNC common stock issued upon such exercise of the Reload Option and not retained as provided in Section 4.3.

7. Employment. Neither the granting of the Reload Option evidenced by the Reload Agreement nor any term or provision of the Reload Agreement will constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any Subsidiary to employ Optionee for any period.

8. Subject to the Plan. The Reload Option evidenced by the Reload Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which is incorporated by reference herein and made a part hereof, but the terms of the Plan will not be considered an enlargement of any benefits under the Reload Agreement. In addition, the Reload Option is subject to any rules and regulations promulgated by or under the authority of the Committee.

9. Optionee Covenants.

9.1 General. Optionee and PNC acknowledge and agree that Optionee has received adequate consideration with respect to enforcement of the provisions of Sections 9 and 10 hereof by virtue of receiving this Reload Option, which gives Optionee an opportunity potentially to benefit from an increase in the future value of PNC common stock (regardless of whether any such benefit is ultimately realized); that such provisions are reasonable and properly required for the adequate protection of the business of the Corporation; and that enforcement of such provisions will not prevent Optionee from earning a living.

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9.2 Non-Solicitation; No-Hire. Optionee agrees to comply with the provisions of subsections (a) and (b) of this Section 9.2 while employed by the Corporation and for a period of one year after Optionee’s Termination Date regardless of the reason for such termination of employment.

(b) Non-Solicitation. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, solicit, call on, do business with, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any Person that Optionee should reasonably know (i) is a customer of PNC or any Subsidiary for which PNC or any Subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any Subsidiary for which PNC or any Subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any Subsidiary to provide any services.

(b) No-Hire. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any Subsidiary, employ or offer to employ, call on, or actively interfere with PNC’s or any Subsidiary’s relationship with, or attempt to divert or entice away, any employee of the Corporation, nor shall Optionee assist any other Person in such activities.

Notwithstanding the above, if Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason and such Termination Date occurs during a Coverage Period or, if Optionee was a party to a Change of Control Employment Agreement that was in effect at the time of such termination of employment, within three years after the occurrence of a Change of Control, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 9.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Optionee agrees that Optionee shall not, for a period of one year after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

9.3 Confidentiality. During Optionee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Optionee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Optionee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

9.4 Ownership of Inventions. Optionee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Optionee during the term of Optionee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any Subsidiary or (b) developed with the use of any time, material, facilities or other resources of PNC or any Subsidiary (“Developments”). Optionee agrees to assign and hereby does assign to PNC or its designee all of Optionee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Optionee shall perform all actions and execute all instruments that PNC or any Subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 9.4 shall be performed by Optionee without further compensation and shall continue beyond the Termination Date.

10. Enforcement Provisions. Optionee understands and agrees to the following provisions regarding enforcement of the Reload Agreement.

10.1 Governing Law and Jurisdiction. The Reload Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Reload Agreement or claim of breach hereof shall be brought

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exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Reload Agreement, Optionee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Reload Agreement.

10.2 Equitable Remedies. A breach of the provisions of any of Sections 9.2, 9.3 or 9.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Optionee, and each and every person and entity acting in concert or participating with Optionee, from initiation and/or continuation of such breach.

10.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 9.2 by legal proceedings, the period during which Optionee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

10.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Reload Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

10.5 Severability. The restrictions and obligations imposed by Sections 9.2, 9.3 and 9.4 are separate and severable, and it is the intent of Optionee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Optionee.

10.6 Reform. In the event any of Sections 9.2, 9.3 and 9.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Optionee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

10.7 Waiver of Jury Trial. Each of Optionee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 9.2, 9.3 and 9.4.

10.8 Applicable Law. Notwithstanding anything in the Reload Agreement, PNC will not be required to comply with any term, covenant or condition of the Reload Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Optionee, Optionee agrees to reimburse PNC or its subsidiaries for any amounts Optionee may be required to reimburse the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Reload Agreement to the extent that doing so would require that Optionee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

10.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Reload Option and the Agreement comply with the provisions of Section 409A of the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder, (“Section 409A”) to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Optionee agrees that PNC may, without the consent of Optionee, modify the Agreement and the Reload Option to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

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11. No Additional Reload Option. Exercise of the Reload Option will not entitle Optionee to receive an additional reload option, regardless of the manner in which the Reload Option is exercised.

12. Effective Date. If Optionee does not accept the grant of the Reload Option by executing and delivering a copy of the Reload Agreement to PNC, without altering or changing the terms of the Reload Agreement in any way, within thirty (30) days of receipt by Optionee of a copy of the Reload Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Reload Option and the Reload Agreement at any time prior to Optionee’s delivery to PNC of a copy of the Reload Agreement executed by Optionee.

Otherwise, upon execution and delivery of the Reload Agreement by both PNC and Optionee, the Reload Option and the Reload Agreement are effective as of the Reload Option Grant Date.

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IN WITNESS WHEREOF, PNC has caused the Reload Agreement to be signed on its behalf effective as of the Reload Option Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

Accepted and agreed to as of the Reload Option Grant Date

Optionee

Annex A - Certain Definitions

Annex B - Notice of Exercise

Annex C - Tax Payment Election Form

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ANNEX A

CERTAIN DEFINITIONS

* * *

Except where the context otherwise indicates, the following definitions apply to the Reload Nonstatutory Stock Option Agreement (“Reload Agreement”) to which this Annex A is attached.

A.1 “Board” means the Board of Directors of PNC.

A.2 “Cause.”

(a) “Cause” during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs during a Coverage Period, then, for purposes of the Reload Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Optionee has not substantially performed Optionee’s duties; or

(ii) the willful engaging by Optionee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any Subsidiary.

For purposes of the preceding clauses (i) and (ii), no act or failure to act, on the part of Optionee, shall be considered willful unless it is done, or omitted to be done, by Optionee in bad faith and without reasonable belief that Optionee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Optionee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Optionee in good faith and in the best interests of the Corporation.

The cessation of employment of Optionee will be deemed to be a termination of Optionee’s employment with the Corporation for Cause for purposes of the Reload Agreement only if and when there shall have been delivered to Optionee, as part of the notice of Optionee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (1) reasonable notice of such Board meeting is provided to Optionee, together with written notice that PNC believes that Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail, and (2) Optionee is given an opportunity, together with counsel, to be heard before the Board.

(b) “Cause” other than during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs other than during a Coverage Period, then, for purposes of the Reload Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by PNC that specifically identifies the manner in which it is believed that Optionee has not substantially performed Optionee’s duties;

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(ii) a material breach by Optionee of (1) any code of conduct of PNC or a Subsidiary or (2) other written policy of PNC or a Subsidiary, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Optionee against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or entry by Optionee into a pre-trial disposition with respect to, the commission of a felony; or

(v) entry of any order against Optionee, by any governmental body having regulatory authority with respect to the business of PNC or any Subsidiary, that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

The cessation of employment of Optionee will be deemed to have been a termination of Optionee’s employment with the Corporation for Cause for purposes of the Reload Agreement only if and when the CEO or his or her designee (or, if Optionee is the CEO, the Board) determines that Optionee is guilty of conduct described in clause (i), (ii) or (iii) above or that an event described in clause (iv) or (v) above has occurred with respect to Optionee and, if so, determines that the termination of Optionee’s employment with the Corporation will be deemed to have been for Cause.

A.3 “CEO” means the chief executive officer of PNC.

A.4 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section A.4(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section A.4(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

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(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

A.5 “Change of Control Employment Agreement” means the written agreement, if any, between Optionee and PNC providing, among other things, for certain payments and benefits upon a qualifying termination of employment following a change of control.

A.6 “Change of Control Failure” means the following:

(a) with respect to a Change of Control Triggering Event described in Section A.7(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a Change of Control Triggering Event described in Section A.7(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.7 “Change of Control Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (c) of the definition of Change of Control contained in Section A.4; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

A.8 “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated by that committee as its delegate.

A.9 “Competitive Activity” means, for purposes of the Reload Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any Subsidiary (1) engaged in business activities similar to some or all of the business activities of PNC or any Subsidiary as of Optionee’s Termination Date or (2) engaged in business activities that Optionee knows PNC or any Subsidiary intends to enter within the first twelve (12) months after Optionee’s Termination Date or, if later and if applicable, after the date specified in clause (2) of Section A.12(i), in either case whether Optionee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.10 “Corporation” means PNC and its Subsidiaries.

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A.11 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a Change of Control Triggering Event and (ii) the date of a Change of Control and (b) ending on the date that is two (2) years after the date of the Change of Control; provided, however, that in the event that a Coverage Period commences on the date of a Change of Control Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a Change of Control Failure and (y) the date that is two (2) years after the date of the Change of Control triggered by the Change of Control Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clauses (a)(i) and (a)(ii) in the preceding sentence.

A.12 “Detrimental Conduct” means, for purposes of the Reload Agreement:

(i) Optionee has engaged, without the prior written consent of PNC (at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Optionee’s Termination Date and extending through the first (1st) anniversary of the later of (1) Optionee’s Termination Date and, if different, (2) the first date after Optionee’s Termination Date as of which Optionee ceases to be engaged by the Corporation in any capacity for which Optionee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(ii) a material breach by Optionee of (1) any code of conduct of PNC or a Subsidiary or (2) other written policy of PNC or a Subsidiary, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Optionee against PNC or a Subsidiary or any client or customer of PNC or a Subsidiary;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or entry by Optionee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation; or

(v) entry of any order against Optionee, by any governmental body having regulatory authority with respect to the business of PNC or any Subsidiary, that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

Optionee will be deemed to have engaged in Detrimental Conduct for purposes of the Reload Agreement only if and when the CEO or his or her designee (or, if Optionee is the CEO, the Board) determines that Optionee has engaged in conduct described in clause (i) above, that Optionee is guilty of conduct described in clause (ii) or (iii) above, or that an event described in clause (iv) or (v) above has occurred with respect to Optionee and, if so, determines that Optionee will be deemed to have engaged in Detrimental Conduct.

A.13 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Optionee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Optionee has been determined to be eligible for Social Security disability benefits, Optionee shall be presumed to be Disabled as defined herein.

A.14 “Exercise Date” means the date (which must be a business day for PNC Bank, National Association) on which PNC receives written notice, in such form as PNC may from time to time prescribe, of the exercise, in whole or in part, of the Reload Option pursuant to the terms of the

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Reload Agreement, subject to full payment of the aggregate Reload Option Price and satisfaction of all taxes required to be withheld in connection with such exercise as provided in Sections 4.1, 4.2 and 4.3 of the Reload Agreement.

A.15 “Expiration Date.”

(a) Expiration Date. Expiration Date means the date on which the Reload Option expires, which will be the tenth (10th) anniversary of the Original Option Grant Date unless the Reload Option expires earlier pursuant to any of the provisions set forth in Sections A.15(b) through A.15(d) (with the Reload Option expiring on the first date determined under any of such sections);

provided, however, if there is a Change of Control, then notwithstanding Sections A.15(c) and A.15(d), to the extent that the Reload Option is outstanding and vested or vests at the time the Change of Control occurs, the Reload Option will not expire at the earliest before the close of business on the ninetieth (90th) day after the occurrence of the Change of Control (or the tenth (10th) anniversary of the Original Option Grant Date if earlier), provided that either (1) Optionee is an employee of the Corporation at the time the Change of Control occurs and Optionee’s employment with the Corporation is not terminated for Cause or (2) Optionee is a former employee of the Corporation whose Reload Option, or portion thereof, is outstanding at the time the Change of Control occurs by virtue of the application of one or more of the exceptions set forth in Section A.15(c) and at least one of such exceptions is still applicable at the time the Change of Control occurs.

In no event will the Reload Option remain outstanding beyond the tenth (10th) anniversary of the Original Option Grant Date.

(b) Termination for Cause. Upon a termination of Optionee’s employment with the Corporation for Cause, unless the Committee determines otherwise, the Reload Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not vested and whether or not Optionee is eligible to Retire or Optionee’s employment also terminates for another reason.

(c) Ceasing to be an Employee other than by Termination for Cause. If Optionee ceases to be an employee of the Corporation other than by termination of Optionee’s employment for Cause, then unless the Committee determines otherwise, the Reload Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not vested, except to the extent that the provisions set forth in subsection (1), (2), (3), (4) or (5) of this Section A.15(c) apply to Optionee’s circumstances and such applicable subsection specifies a later expiration date for all or a portion of the Reload Option. If more than one of such exceptions is applicable to the Reload Option or a portion thereof, then the Reload Option or such portion of the Reload Option will expire in accordance with the provisions of the subsection that specifies the latest expiration date.

(1) Retirement. If the termination of Optionee’s employment with the Corporation meets the definition of Retirement, then the Reload Option will expire on the tenth (10th) anniversary of the Original Option Grant Date with respect to any Covered Shares as to which the Reload Option is vested on the Retirement date or thereafter vests pursuant to Section 2.2 of the Reload Agreement.

(2) Death. If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, then the Reload Option will expire on the tenth (10th) anniversary of the Original Option Grant Date.

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(3) Termination during a Coverage Period without Cause or with Good Reason. If Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, then the Reload Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Original Option Grant Date).

(4) Disability. If Optionee’s employment is terminated by the Corporation by reason of Disability, then the Reload Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Original Option Grant Date).

(5) DEAP or Agreement or Arrangement in lieu of or in addition to DEAP. In the event that (a) Optionee’s employment with the Corporation is terminated by the Corporation, and Optionee is offered and has entered into the standard Waiver and Release Agreement with PNC or a Subsidiary under an applicable PNC or Subsidiary Displaced Employee Assistance Plan, or any successor plan by whatever name known (“DEAP”), or Optionee is offered and has entered into a similar waiver and release agreement between PNC or a Subsidiary and Optionee pursuant to the terms of an agreement or arrangement entered into by PNC or a Subsidiary and Optionee in lieu of or in addition to the DEAP, and (b) Optionee has not revoked such waiver and release agreement, and (c) the time for revocation of such waiver and release agreement by Optionee has lapsed, then the Reload Option will expire at the close of business on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Original Option Grant Date) with respect to any Covered Shares as to which the Reload Option has already become vested; provided, however, that if Optionee returns to employment with the Corporation no later than said ninetieth (90th) day, then for purposes of the Reload Agreement, the entire Reload Option, whether vested or unvested, will be treated as if the termination of Optionee’s employment with the Corporation had not occurred.

If the Reload Option is vested and will expire on Optionee’s Termination Date unless the conditions set forth in this Section A.15(c)(5) are met, then such vested Reload Option or portion thereof will not terminate on the Termination Date, but Optionee will not be able to exercise the Reload Option after such Termination Date unless and until all of the conditions set forth in this Section A.15(c)(5) have been met and the Reload Option will terminate on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Original Option Grant Date).

(d) Detrimental Conduct. If the Reload Option would otherwise remain outstanding after Optionee’s Termination Date with respect to any of the Covered Shares pursuant to one or more of the exceptions set forth in the subsections of Section A.15(c), then notwithstanding the provisions of such exception or exceptions, the Reload Option will expire on the date that PNC determines that Optionee has engaged in Detrimental Conduct, if earlier than the date on which the Reload Option would otherwise expire; provided, however, that:

(1) no determination that Optionee has engaged in Detrimental Conduct may be made on or after the date of Optionee’s death, and Detrimental Conduct will not apply to conduct by or activities of beneficiaries or other successors to the Reload Option in the event of Optionee’s death;

(2) in the event that Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, no determination that Optionee has engaged in Detrimental Conduct for purposes of the Reload Agreement may be made on or after such Termination Date; and

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(3) no determination that Optionee has engaged in Detrimental Conduct may be made after the occurrence of a Change of Control.

A.16 “Fair Market Value” as it relates to a share of PNC common stock means the average of the reported high and low trading prices of a share of PNC common stock on the New York Stock Exchange (or such successor reporting system as PNC may select) on the relevant date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

A.17 “Good Reason” means:

(a) (i) the assignment to Optionee of any duties inconsistent in any respect with, or any other diminution in, Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities such that Optionee’s position, authority, duties or responsibilities are not at least commensurate in all material respects with the most significant of those held, exercised and assigned to Optionee at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) the assignment to Optionee of any duties inconsistent in any material respect with, or any other material diminution in, Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to the Change of Control Triggering Event, excluding in either case for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee;

(b) a reduction by the Corporation in Optionee’s annual base salary to an annual rate (i) that is less than 12 times the highest monthly base salary paid or payable, including any base salary that has been earned but deferred, to Optionee by the Corporation in respect of the 12-month period immediately preceding the month in which the Change of Control occurs or, if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) that is less than 12 times the monthly base salary paid or payable, including any base salary that has been earned but deferred, to Optionee by the Corporation in respect of the month immediately preceding the month in which the Change of Control Triggering Event occurs;

(c) the Corporation’s requiring Optionee to be based at any office or location that is more than fifty (50) miles from Optionee’s office or location immediately prior to either the Change of Control Triggering Event or the Change of Control;

(d) other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee, the failure by the Corporation to continue Optionee’s participation in annual bonus, long-term cash incentive, equity incentive, savings and retirement plans, practices, policies and programs that provide Optionee with annual bonus opportunities, long-term incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, no less favorable, in the aggregate, than the most favorable of those provided by the Corporation for Optionee under such plans, practices, policies and programs as in effect (i) at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) immediately prior to the Change of Control Triggering Event; or

(e) other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee, the failure by the Corporation to continue to provide Optionee with benefits under welfare benefit plans, practices, policies and programs provided by the Corporation (including, without limitation, medical, prescription, dental, vision, disability, employee life, group life, accidental death and travel accident insurance plans and programs) no less favorable, in the aggregate, than

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those provided to Optionee under the most favorable of such plans, practices, policies and programs in effect for Optionee (i) at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) immediately prior to the Change of Control Triggering Event.

A.18 “Optionee” means the person identified as Optionee on page 1 of the Reload Agreement.

A.19 “Original Option” has the meaning set forth in Section 1 of the Reload Agreement.

A.20 “Original Option Grant Date” is the date as of which the Original Option was granted.

A.21 “PNC” means The PNC Financial Services Group, Inc.

A.22 “Reload Option” means the Nonstatutory Stock Option granted to Optionee in Section 1 of the Reload Agreement pursuant to which Optionee may purchase shares of PNC common stock as provided in the Reload Agreement.

A.23 “Reload Option Grant Date” means the date set forth as the Reload Option Grant Date on page 1 of the Reload Agreement, which is the date the Original Option was exercised in accordance with the terms of the Addendum to the Original Option stock option agreement.

A.24 “Reload Option Price” means the dollar amount per share of PNC common stock set forth as the Reload Option Price on page 1 of the Reload Agreement.

A.25 “Retiree” means an Optionee who has Retired.

A.26 “Retire” or “Retirement” means termination of Optionee’s employment with the Corporation at any time and for any reason (other than termination by reason of Optionee’s death or by the Corporation for Cause and, if the Committee or the CEO so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more Subsidiaries of the Corporation) on or after the first date on which Optionee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

A.27 “Right(s)” means stock appreciation right(s) in accordance with the terms of Article 7 of the Plan.

A.28 “SEC” means the U.S. Securities and Exchange Commission.

A.29 “Subsidiary” has the meaning set forth in the Plan; provided, however, that in order to be a “Subsidiary” for purposes of the Agreement the entity must also satisfy the definition of “service recipient” under Section 409A of the Internal Revenue Code of 1986 as amended.

A.30 “Termination Date” means Optionee’s last date of employment with the Corporation. If Optionee is employed by a Subsidiary that ceases to be a Subsidiary of PNC and Optionee does not continue to be employed by PNC or a Subsidiary, then for purposes of the Reload Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

February 2009

IRELAND

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

OPTIONEE:	«First_Name_MI» «Last_Name»

GRANT DATE:	, 20

OPTION PRICE:	$ per share

COVERED SHARES:	«Shares»

1. Definitions; Grant of Option. Certain terms used in this Nonstatutory Stock Option Agreement (the “Agreement”) are defined in Annex A hereto (which is incorporated herein as part of the Agreement) or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

Pursuant to The PNC Financial Services Group, Inc. 2006 Incentive Award Plan (the “Plan”) and subject to the terms of the Agreement, PNC hereby grants to Optionee an Option to purchase from PNC that number of shares of PNC common stock specified above as the “Covered Shares,” exercisable at the Option Price.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Consolidated Subsidiaries. Headings used in the Agreement are for convenience only and are not part of the Agreement.

2. Terms of the Option.

2.1 Type of Option. The Option is intended to be a Nonstatutory Stock Option.

2.2 Option Period. Except as otherwise set forth in Section 2.3, the Option is exercisable in whole or in part as to any Covered Shares as to which it is outstanding and has become exercisable (“vested”) at any time and from time to time through the Expiration Date as defined in Section A.18 of Annex A hereto, including the early termination provisions set forth in said definition.

To the extent that the Option or relevant portion thereof is then outstanding and the Expiration Date has not yet occurred, the Option will vest as to Covered Shares as set forth in this Section 2.2.

(b) Unless the Option has become fully vested pursuant to another subsection of this Section 2.2, the Option will become exercisable (“vest”) as follows:

(i) as to one-third ( 1/3rd) of the Covered Shares (rounded down to the nearest whole Share), commencing on the first (1st) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such vesting date or is a Retiree whose Retirement date occurred on or after the six (6) month anniversary date of the Grant Date;

(ii) as to one-half ( 1/2) of the remaining Covered Shares (rounded down to the nearest whole Share), commencing on the second (2nd) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such vesting date or is a Retiree whose Retirement date occurred on or after the first (1st) anniversary date of the Grant Date; and

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(iii) as to the remaining Covered Shares, commencing on the third (3rd) anniversary date of the Grant Date provided that Optionee is still an employee of the Corporation on such vesting date or is a Retiree whose Retirement date occurred on or after the first (1st) anniversary date of the Grant Date.

(b) If Optionee’s employment is terminated by the Corporation by reason of Disability and not for Cause, the Option will vest as to all outstanding Covered Shares as to which it has not otherwise vested commencing on Optionee’s Termination Date.

(c) If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, the Option will immediately vest as to all outstanding Covered Shares as to which it has not otherwise vested, and the Option may be exercised by Optionee’s properly designated beneficiary, by the person or persons entitled to do so under Optionee’s will, or by the person or persons entitled to do so under the applicable laws of descent and distribution.

(f) If, after the occurrence of a Change of Control Triggering Event but prior to the occurrence of a Change of Control Failure or of the Change of Control triggered by the Change of Control Triggering Event, Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason, the Option will vest as to all outstanding Covered Shares as to which it has not otherwise vested commencing on Optionee’s Termination Date.

(e) Notwithstanding any other provision of this Section 2.2, to the extent that the Option is outstanding but not yet fully vested at the time a Change of Control occurs, the Option will vest as to all then outstanding Covered Shares as to which it has not otherwise vested, effective as of the day immediately prior to the occurrence of the Change of Control, provided that, at the time the Change of Control occurs, Optionee is either (i) an employee of the Corporation or (ii) a former employee of the Corporation whose unvested Option, or portion thereof, is then outstanding and continues to qualify for vesting pursuant to the terms of Section 2.2(a)(i), (ii) and/or (iii).

(f) The Committee or its delegate may in their sole discretion, but need not, accelerate the vesting date of all or any portion of the Option subject, if applicable, to such limitations as may be set forth in the Plan.

If Optionee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under accounting principles generally accepted in the United States of America and Optionee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

(g) For purposes of this Agreement, Optionee’s period of employment will not include any period of notice of termination of employment, whether expressed or implied. Optionee’s Termination Date will mean the date upon which Optionee ceases active employment following the provision of such notification of termination or resignation from employment and will be determined solely by this Agreement and without reference to any other agreement, written or oral, including Optionee’s contract of employment, if any.

2.3 Formal Allegations of Detrimental Conduct. If any criminal charges are brought against Optionee alleging the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation in an indictment or in other analogous formal charges commencing judicial criminal proceedings, the Committee may determine to suspend the exercisability of the Option, to the extent that the Option is then outstanding and exercisable, or to require the escrow of the proceeds of any exercise of the Option. Any such suspension or escrow is subject to the following restrictions:

(a) It may last only until the earliest to occur of the following:

(i) resolution of the criminal proceedings in a manner that constitutes Detrimental Conduct;

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(ii) resolution of the criminal proceeding in one of the following ways: (A) the charges as they relate to such alleged felony have been dismissed (with or without prejudice), (B) Optionee has been acquitted of such alleged felony, or (C) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement; and

(iii) termination of the suspension or escrow in the discretion of the Committee; and

(b) It may be imposed only if the Committee makes reasonable provision for the retention or realization of the value of the Option to Optionee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (a)(ii) or (iii) above.

2.4 Nontransferability; Designation of Beneficiary; Payment to Legal Representative.

(a) The Option is not transferable or assignable by Optionee.

(b) During Optionee’s lifetime, the Option may be exercised only by Optionee or, in the event of Optionee’s legal incapacity, by his or her legal representative, as determined in good faith by PNC.

(c) During Optionee’s lifetime, Optionee may, to the extent permitted by local law, file with PNC, at such address and in such manner as PNC may from time to time direct, on a form to be provided by PNC on request, a designation of a beneficiary or beneficiaries (a “properly designated beneficiary”) to hold and exercise Optionee’s stock options, to the extent outstanding and exercisable, in accordance with their respective stock option agreements and the Plan in the event of Optionee’s death.

(d) If Optionee dies prior to the full exercise or expiration of the Option and has not filed a designation of beneficiary form as specified above or if such designation is not effective under local law, the Option will be held and may be exercised by the person or persons entitled to do so under Optionee’s will or under the applicable laws of descent and distribution, as to which PNC will be entitled to rely in good faith on instructions from Optionee’s executor, administrator, or other legal representative.

(e) Any delivery of shares or other payment made or action taken hereunder by PNC in good faith to or on the instructions of Optionee’s executor, administrator, or other legal representative shall extinguish all right to payment hereunder.

3. Capital Adjustments. Upon the occurrence of a corporate transaction or transactions (including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (each, a “Corporate Transaction”)), the Committee shall make those adjustments, if any, in the number, class or kind of Covered Shares as to which the Option is outstanding and has not yet been exercised and in the Option Price that it deems appropriate in its discretion to reflect the Corporate Transaction(s) such that the rights of Optionee are neither enlarged nor diminished as a result of such Corporate Transaction or Transactions, including without limitation cancellation of the Option immediately prior to the effective time of the Corporate Transaction and payment, in cash, in consideration therefor, of an amount equal to the product of (a) the excess, if any, of the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction over the Option Price and (b) the total number of Covered Shares subject to the Option that were outstanding and unexercised immediately prior to the effective time of the Corporate Transaction.

All determinations hereunder shall be made by the Committee in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation the holder of the Option.

No fractional shares will be issued on exercise of the Option. PNC shall determine the manner in which any fractional shares will be treated.

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4. Exercise of Option.

4.1 Notice and Effective Date. The Option may be exercised, in whole or in part, by delivering to PNC written notice of such exercise, in such form as PNC may from time to time prescribe, and by paying in full the aggregate Option Price with respect to that portion of the Option being exercised and satisfying any amounts required to be withheld pursuant to applicable tax laws in connection with such exercise.

In addition, notwithstanding Sections 4.2 and 4.3, Optionee may elect to complete his or her Option exercise through a brokerage service/margin account pursuant to the broker-assisted cashless option exercise procedure under Regulation T of the Board of Governors of the Federal Reserve System and in such manner as may be permitted by PNC from time to time consistent with said Regulation T.

The effective date of such exercise will be the Exercise Date. Until PNC notifies Optionee to the contrary, the form attached to the Agreement as Annex B shall be used to exercise the Option and the form attached to the Agreement as Annex C shall be used to make tax payment elections.

In the event that the Option is exercised, pursuant to Section 2.4, by any person or persons other than Optionee, such notice of exercise must be accompanied by appropriate proof of the derivative right of such person or persons to exercise the Option.

4.2 Payment of Option Price. Upon exercise of the Option, in whole or in part, Optionee may pay the aggregate Option Price (a) in cash or (b) if and to the extent then permitted by PNC, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) having an aggregate Fair Market Value on the Exercise Date not exceeding that portion of the aggregate Option Price being paid using such shares, or through a combination of cash and shares of PNC common stock; provided, however, that shares of PNC common stock used to pay all or any portion of the aggregate Option Price may not be subject to any contractual restriction, pledge or other encumbrance and must be shares that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

4.3 Payment of Withholding Taxes. Optionee may elect to satisfy any Withholding Taxes (a) by payment of cash, (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, through the retention by PNC of sufficient whole shares of PNC common stock otherwise issuable upon such exercise to satisfy the minimum amount of Withholding Taxes, or (c) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

For purposes of this Section 4.3, shares of PNC common stock that are used to satisfy applicable taxes will be valued at their Fair Market Value on the date the tax withholding obligation arises. In no event will the Fair Market Value of the shares of PNC common stock otherwise issuable upon exercise of the Option but retained pursuant to Section 4.3(b) exceed the minimum amount of Withholding Taxes required to be withheld in connection with the Option exercise.

4.4 Effect. The exercise, in whole or in part, of the Option will cause a reduction in the number of unexercised Covered Shares as to which the Option is outstanding equal to the number of shares of PNC common stock with respect to which the Option is exercised.

5. Restrictions on Exercise and on Shares Issued on Exercise. Notwithstanding any other provision of the Agreement, the Option may not be exercised at any time that PNC does not have in effect a registration statement under the Securities Act of 1933 as amended relating to the offer of shares of PNC common

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stock under the Plan unless PNC agrees to permit such exercise. Upon the issuance of any shares of PNC common stock pursuant to exercise of the Option at a time when such a registration statement is not in effect, Optionee will, upon the request of PNC, agree in writing that Optionee is acquiring such shares for investment only and not with a view to resale and that Optionee will not sell, pledge, or otherwise dispose of such shares unless and until (a) PNC is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act of 1933 as amended is not required by that Act or by rules and regulations promulgated thereunder, (b) the staff of the SEC has issued a no-action letter with respect to such disposition, or (c) such registration or notification as is, in the opinion of counsel for PNC, required for the lawful disposition of such shares has been filed and has become effective; provided, however, that PNC is not obligated hereby to file any such registration or notification. PNC may place a legend embodying such restrictions on the certificate(s) evidencing such shares.

6. Rights as Shareholder. Optionee will have no rights as a shareholder with respect to any Covered Shares until the Exercise Date and then only with respect to those shares of PNC common stock issued upon such exercise of the Option and not retained as provided in Section 4.3.

7. Employment. Neither the granting of the Option evidenced by the Agreement nor any term or provision of the Agreement will constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Optionee for any period.

8. Subject to the Plan. The Option evidenced by the Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which is incorporated by reference herein and made a part hereof, but the terms of the Plan will not be considered an enlargement of any benefits under the Agreement. In addition, the Option is subject to any rules and regulations promulgated by or under the authority of the Committee.

9. Optionee Covenants.

9.1 General. Optionee and PNC acknowledge and agree that Optionee has received adequate consideration with respect to enforcement of the provisions of Sections 9 and 10 hereof by virtue of receiving this Option, which gives Optionee an opportunity potentially to benefit from an increase in the future value of PNC common stock (regardless of whether any such benefit is ultimately realized); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Optionee from earning a living.

9.2 Non-Solicitation; No-Hire. Optionee agrees to comply with the provisions of subsections (a) and (b) of this Section 9.2 while employed by the Corporation and for a period of one year after Optionee’s Termination Date regardless of the reason for such termination of employment.

(c) Non-Solicitation. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Optionee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Optionee assist any other Person in such activities.

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Notwithstanding the above, if Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason and such Termination Date occurs during a Coverage Period or, if Optionee was a party to a Change of Control Employment Agreement that was in effect at the time of such termination of employment, within three years after the occurrence of a Change of Control, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 9.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Optionee agrees that Optionee shall not, for a period of one year after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

9.3 Confidentiality. During Optionee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Optionee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Optionee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

9.4 Ownership of Inventions. Optionee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Optionee during the term of Optionee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Optionee agrees to assign and hereby does assign to PNC or its designee all of Optionee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Optionee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 9.4 shall be performed by Optionee without further compensation and shall continue beyond the Termination Date.

10. Enforcement Provisions. Optionee understands and agrees to the following provisions regarding enforcement of the Agreement.

10.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Optionee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

10.2 Equitable Remedies. A breach of the provisions of any of Sections 9.2, 9.3 or 9.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Optionee, and each and every person and entity acting in concert or participating with Optionee, from initiation and/or continuation of such breach.

10.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 9.2 by legal proceedings, the period during which Optionee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

10.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

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10.5 Severability. The restrictions and obligations imposed by Sections 9.2, 9.3 and 9.4 are separate and severable, and it is the intent of Optionee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Optionee.

10.6 Reform. In the event any of Sections 9.2, 9.3 and 9.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Optionee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

10.7 Waiver of Jury Trial. Each of Optionee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 9.2, 9.3 and 9.4.

10.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Optionee, Optionee agrees to reimburse PNC for any amounts Optionee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Optionee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

11. Effective Date. If Optionee does not accept the grant of the Option by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms of the Agreement in any way, within thirty (30) days of receipt by Optionee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Option and the Agreement at any time prior to Optionee’s delivery to PNC of a copy of the Agreement executed by Optionee.

Otherwise, upon execution and delivery of the Agreement by both PNC and Optionee, the Option and the Agreement are effective as of the Grant Date.

12. Discretionary Grants, No Entitlement and No Claim for Compensation. In accepting the grant of this Option, Optionee acknowledges the following:

(a) The Plan is established voluntarily by PNC, the grant of options under the Plan is made at the discretion of PNC, and the Plan may be modified, amended, suspended or terminated by PNC at any time.

(b) The grant of this Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past.

(c) This Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Corporation (including, as applicable, Optionee’s employer) and which is outside the scope of Optionee’s employment contract, if any.

(d) This Option is not to be considered part of Optionee’s normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, payment in lieu of notice, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

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(e) In the event that Optionee’s employer is not PNC, the grant of this Option will not be interpreted to form an employment contract or relationship with PNC and, furthermore, the grant of this Option will not be interpreted to form an employment contract with Optionee’s employer or any other Subsidiary of PNC.

(f) Optionee shall have no rights, claim or entitlement to compensation or damages as a result of Optionee’s termination of employment for any reason whatsoever, whether or not in breach of contract or local law, insofar as these rights, claim or entitlement arise or may arise from Optionee’s ceasing to have rights under or be entitled to exercise this Option as a result of such termination or loss or diminution in value of the Option or any of the Covered Shares purchased through exercise of the Option as a result of such termination, and Optionee irrevocably releases his or her employer and the Corporation, as applicable, from any such rights, entitlement or claim that may arise. If, notwithstanding the foregoing, any such right or claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Optionee shall be deemed to have irrevocably waived his or her entitlement to pursue such rights or claim.

13. Data Privacy.

(a) Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Agreement by and among, as applicable, his or her employer and the Corporation for the exclusive purpose of implementing, administering and managing his or her participation in the Plan.

(b) Optionee understands that his or her employer and the Corporation, as applicable, hold certain personal information about him or her regarding Optionee’s employment, the nature and amount of Optionee’s compensation, and the fact and conditions of Optionee’s participation in the Plan, including, but not limited to, his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Corporation, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in his or her favor, for the purpose of implementing, administering and managing the Plan (the “Data”). Optionee understands that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in his or her country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than his or her country. Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative. Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. Optionee understands that the Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. Optionee understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Optionee understands, however, that refusing or withdrawing Optionee’s consent may affect his or her ability to participate in the Plan. For more information on the consequences of Optionee’s refusal to consent or withdrawal of consent, Optionee understands that he or she may contact his or her local human resources representative.

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IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf effective as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

Accepted and agreed to as of the Grant Date

Optionee

Annex A - Certain Definitions

Annex B - Notice of Exercise

Annex C - Tax Payment Election Form

February 2009

ANNEX A

CERTAIN DEFINITIONS

* * *

A.1 “Agreement” means the Nonstatutory Stock Option Agreement between PNC and Optionee evidencing the grant of the Option to Optionee pursuant to the Plan.

A.2 “Board” means the Board of Directors of PNC.

A.3 “Cause.”

(a) “Cause” during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs during a Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Optionee has not substantially performed Optionee’s duties; or

(ii) the willful engaging by Optionee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (i) and (ii), no act or failure to act, on the part of Optionee, shall be considered willful unless it is done, or omitted to be done, by Optionee in bad faith and without reasonable belief that Optionee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Optionee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Optionee in good faith and in the best interests of the Corporation.

The cessation of employment of Optionee will be deemed to be a termination of Optionee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Optionee, as part of the notice of Optionee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (1) reasonable notice of such Board meeting is provided to Optionee, together with written notice that PNC believes that Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail, and (2) Optionee is given an opportunity, together with counsel, to be heard before the Board.

(b) “Cause” other than during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs other than during a Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by PNC that specifically identifies the manner in which it is believed that Optionee has not substantially performed Optionee’s duties;

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(ii) a material breach by Optionee of (1) any code of conduct of PNC or one of its subsidiaries or (2) other written policy of PNC or a subsidiary, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Optionee against PNC or one of its subsidiaries or any client or customer of PNC or a subsidiary;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or entry by Optionee into a pre-trial disposition with respect to, the commission of a felony; or

(v) entry of any order against Optionee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

The cessation of employment of Optionee will be deemed to have been a termination of Optionee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Optionee is the CEO, the Board) determines that Optionee is guilty of conduct described in clause (i), (ii) or (iii) above or that an event described in clause (iv) or (v) above has occurred with respect to Optionee and, if so, determines that the termination of Optionee’s employment with the Corporation will be deemed to have been for Cause.

A.4 “CEO” means the chief executive officer of PNC.

A.5 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section A.5(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section A.5(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

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(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

A.6 “Change of Control Employment Agreement” means the written agreement, if any, between Optionee and PNC providing, among other things, for certain payments and benefits upon a qualifying termination of employment following a change of control.

A.7 “Change of Control Failure” means the following:

(a) with respect to a Change of Control Triggering Event described in Section A.8(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a Change of Control Triggering Event described in Section A.8(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.8 “Change of Control Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (c) of the definition of Change of Control contained in Section A.5; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

A.9 “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

A.10 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (1) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Optionee’s Termination Date or (2) engaged in business activities that Optionee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Optionee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.15(a), in either case whether Optionee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

February 2009

A.11 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under accounting principles generally accepted in the United States of America and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

A.12 “Corporation” means PNC and its Consolidated Subsidiaries.

A.13 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a Change of Control Triggering Event and (ii) the date of a Change of Control and (b) ending on the date that is two (2) years after the date of the Change of Control; provided, however, that in the event that a Coverage Period commences on the date of a Change of Control Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a Change of Control Failure and (y) the date that is two (2) years after the date of the Change of Control triggered by the Change of Control Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clauses (a)(i) and (a)(ii) in the preceding sentence.

A.14 “Covered Shares” means the number of shares of PNC common stock that Optionee has the option to purchase from PNC pursuant to the Option.

A.15 “Detrimental Conduct” means, for purposes of the Agreement:

(a) Optionee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Optionee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Optionee’s Termination Date and, if different, (ii) the first date after Optionee’s Termination Date as of which Optionee ceases to be engaged by the Corporation in any capacity for which Optionee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) any act of fraud, misappropriation, or embezzlement by Optionee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or any entry by Optionee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

Optionee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee (if Optionee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO (if Optionee was not such an executive officer), whichever is applicable, determines that Optionee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Optionee, and, if so, determines that Optionee will be deemed to have engaged in Detrimental Conduct.

A.16 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Optionee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Optionee has been determined to be eligible for Social Security disability benefits, Optionee shall be presumed to be Disabled as defined herein.

February 2009

A.17 “Exercise Date” means the date (which must be a business day for PNC Bank, National Association) on which PNC receives written notice, in such form as PNC may from time to time prescribe, of the exercise, in whole or in part, of the Option pursuant to the terms of the Agreement, subject to receipt by PNC of full payment of the aggregate Option Price, calculation by PNC of the applicable Withholding Taxes, and receipt by PNC of payment for any taxes required to be withheld in connection with such exercise as provided in Sections 4.1, 4.2 and 4.3 of the Agreement.

A.18 “Expiration Date.”

(a) Expiration Date. Expiration Date means the date on which the Option expires, which will be the tenth (10th) anniversary of the Grant Date unless the Option expires earlier pursuant to any of the provisions set forth in Sections A.18(b) through A.18(d) (with the Option expiring on the first date determined under any of such sections);

provided, however, if there is a Change of Control, then notwithstanding Sections A.18(c) and A.18(d), to the extent that the Option is outstanding and vested or vests at the time the Change of Control occurs, the Option will not expire at the earliest before the close of business on the ninetieth (90th) day after the occurrence of the Change of Control (or the tenth (10th) anniversary of the Grant Date if earlier), provided that either (1) Optionee is an employee of the Corporation at the time the Change of Control occurs and Optionee’s employment with the Corporation is not terminated for Cause or (2) Optionee is a former employee of the Corporation whose Option, or portion thereof, is outstanding at the time the Change of Control occurs by virtue of the application of one or more of the exceptions set forth in Section A.18(c) and at least one of such exceptions is still applicable at the time the Change of Control occurs.

In no event will the Option remain outstanding beyond the tenth (10th) anniversary of the Grant Date.

(b) Termination for Cause. Upon a termination of Optionee’s employment with the Corporation for Cause, unless the Committee determines otherwise, the Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not vested and whether or not Optionee is eligible to Retire or Optionee’s employment also terminates for another reason.

(c) Ceasing to be an Employee other than by Termination for Cause. If Optionee ceases to be an employee of the Corporation other than by termination of Optionee’s employment for Cause, then unless the Committee determines otherwise, the Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not vested, except to the extent that the provisions set forth in subsection (1), (2), (3), (4) or (5) of this Section A.18(c) apply to Optionee’s circumstances and such applicable subsection specifies a later expiration date for all or a portion of the Option. If more than one of such exceptions is applicable to the Option or a portion thereof, then the Option or such portion of the Option will expire in accordance with the provisions of the subsection that specifies the latest expiration date.

(1) Retirement. If the termination of Optionee’s employment with the Corporation meets the definition of Retirement, then the Option will expire on the tenth (10th) anniversary of the Grant Date with respect to any Covered Shares as to which the Option is vested on the Retirement date or thereafter vests pursuant to Section 2.2 of the Agreement.

(2) Death. If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, then the Option will expire on the tenth (10th) anniversary of the Grant Date.

February 2009

(3) Termination during a Coverage Period without Cause or with Good Reason. If Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, then the Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(4) Disability. If Optionee’s employment is terminated by the Corporation by reason of Disability, then the Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(5) DEAP or Agreement or Arrangement in lieu of or in addition to DEAP. In the event that (a) Optionee’s employment with the Corporation is terminated by the Corporation, and Optionee is offered and has entered into the standard Waiver and Release Agreement with PNC or one of its subsidiaries under an applicable PNC or subsidiary Displaced Employee Assistance Plan, or any successor plan by whatever name known (“DEAP”), or Optionee is offered and has entered into a similar waiver and release agreement between PNC or one of its subsidiaries and Optionee pursuant to the terms of an agreement or arrangement entered into by PNC or a subsidiary and Optionee in lieu of or in addition to the DEAP, and (b) Optionee has not revoked such waiver and release agreement, and (c) the time for revocation of such waiver and release agreement by Optionee has lapsed, then the Option will expire at the close of business on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date) with respect to any Covered Shares as to which the Option has already become vested; provided, however, that if Optionee returns to employment with the Corporation no later than said ninetieth (90th) day, then for purposes of the Agreement, the entire Option, whether vested or unvested, will be treated as if the termination of Optionee’s employment with the Corporation had not occurred.

If the vested portion of the Option (or the entire Option if fully vested) will expire on Optionee’s Termination Date unless the conditions set forth in this Section A.18(c)(5) are met, then such vested Option or portion thereof will not terminate on the Termination Date, but Optionee will not be able to exercise the Option after such Termination Date unless and until all of the conditions set forth in this Section A.18(c)(5) have been met and the Option will terminate on the ninetieth (90th) day after Optionee’s Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(d) Detrimental Conduct. If the Option would otherwise remain outstanding after Optionee’s Termination Date with respect to any of the Covered Shares pursuant to one or more of the exceptions set forth in the subsections of Section A.18(c), then notwithstanding the provisions of such exception or exceptions, the Option will expire on the date that PNC determines that Optionee has engaged in Detrimental Conduct, if earlier than the date on which the Option would otherwise expire; provided, however, that:

(1) no determination that Optionee has engaged in Detrimental Conduct may be made on or after the date of Optionee’s death, and Detrimental Conduct will not apply to conduct by or activities of beneficiaries or other successors to the Option in the event of Optionee’s death;

(2) in the event that Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, no determination that Optionee has engaged in Detrimental Conduct for purposes of the Agreement may be made on or after such Termination Date; and

(3) no determination that Optionee has engaged in Detrimental Conduct may be made after the occurrence of a Change of Control.

February 2009

A.19 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

A.20 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

A.21 “Good Reason” means:

(a) (i) the assignment to Optionee of any duties inconsistent in any respect with, or any other diminution in, Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities such that Optionee’s position, authority, duties or responsibilities are not at least commensurate in all material respects with the most significant of those held, exercised and assigned to Optionee at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) the assignment to Optionee of any duties inconsistent in any material respect with, or any other material diminution in, Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to the Change of Control Triggering Event, excluding in either case for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee;

(b) a reduction by the Corporation in Optionee’s annual base salary to an annual rate (i) that is less than 12 times the highest monthly base salary paid or payable, including any base salary that has been earned but deferred, to Optionee by the Corporation in respect of the 12-month period immediately preceding the month in which the Change of Control occurs or, if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) that is less than 12 times the monthly base salary paid or payable, including any base salary that has been earned but deferred, to Optionee by the Corporation in respect of the month immediately preceding the month in which the Change of Control Triggering Event occurs;

(c) the Corporation’s requiring Optionee to be based at any office or location that is more than fifty (50) miles from Optionee’s office or location immediately prior to either the Change of Control Triggering Event or the Change of Control;

(d) other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee, the failure by the Corporation to continue Optionee’s participation in annual bonus, long-term cash incentive, equity incentive, savings and retirement plans, practices, policies and programs that provide Optionee with annual bonus opportunities, long-term incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, no less favorable, in the aggregate, than the most favorable of those provided by the Corporation for Optionee under such plans, practices, policies and programs as in effect (i) at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) immediately prior to the Change of Control Triggering Event; or

(e) other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee, the failure by the Corporation to continue to provide Optionee with benefits under welfare benefit plans, practices, policies and programs provided by the Corporation (including, without limitation, medical, prescription, dental, vision, disability, employee life, group life, accidental

February 2009

death and travel accident insurance plans and programs) no less favorable, in the aggregate, than those provided to Optionee under the most favorable of such plans, practices, policies and programs in effect for Optionee (i) at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) immediately prior to the Change of Control Triggering Event.

A.22 “Grant Date” means the date set forth as the Grant Date on page 1 of the Agreement and is the date as of which the Option is authorized to be granted by the Committee in accordance with the Plan.

A.23 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.24 “Option” means the option to purchase shares of PNC common stock granted to Optionee under the Plan in Section 1 of the Agreement in accordance with the terms of Article 6 of the Plan.

A.25 “Option Period” means the period during which the Option may be exercised, as set forth in Section 2.2 of the Agreement.

A.26 “Option Price” means the dollar amount per share of PNC common stock at which the Option may be exercised. The Option Price is set forth on page 1 of the Agreement.

A.27 “Optionee” means the person to whom the Option is granted and is identified as Optionee on page 1 of the Agreement.

A.28 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan.

A.29 “PNC” means The PNC Financial Services Group, Inc.

A.30 “Retire” or “Retirement” means, for purposes of this Option and all PNC stock options held by Optionee, whether granted under the Plan or under an earlier PNC plan, termination of Optionee’s employment with the Corporation at any time and for any reason (other than termination by reason of Optionee’s death or by the Corporation for Cause and, if the Committee or the CEO so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Optionee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

A.31 “Retiree” means an Optionee who has Retired.

A.32 “SEC” means the United States Securities and Exchange Commission.

A.33 “Share” means a share of authorized but unissued PNC common stock or a reacquired share of PNC common stock, including shares purchased by PNC on the open market for purposes of the Plan or otherwise.

A.34 “Termination Date” means Optionee’s last date of employment with the Corporation. If Optionee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under accounting principles generally accepted in the United States of America and Optionee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

February 2009

For purposes of this Agreement, Optionee’s period of employment will not include any period of notice of termination of employment, whether expressed or implied. Optionee’s Termination Date will mean the date upon which Optionee ceases active employment following the provision of such notification of termination or resignation from employment and will be determined solely by this Agreement and without reference to any other agreement, written or oral, including Optionee’s contract of employment, if any.

A.37 “Withholding Taxes” means all applicable income and employment taxes, social insurance, payroll taxes, contributions, payment on account obligations or other payments required to be withheld in connection with exercise of the Option.

February 2009

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

OPTIONEE:	[Name]

GRANT DATE:	, 2009

OPTION PRICE:	$ per share

COVERED SHARES:	[Shares]

1. Definitions; Grant of Option. Certain terms used in this Nonstatutory Stock Option Agreement (the “Agreement”) are defined in Annex A hereto (which is incorporated herein as part of the Agreement) or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

Pursuant to The PNC Financial Services Group, Inc. 2006 Incentive Award Plan (the “Plan”) and subject to the terms of the Agreement, PNC hereby grants to Optionee an Option to purchase from PNC that number of shares of PNC common stock specified above as the “Covered Shares,” exercisable at the Option Price.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Consolidated Subsidiaries. Headings used in the Agreement are for convenience only and are not part of the Agreement.

2. Terms of the Option.

2.1 Type of Option. The Option is intended to be a Nonstatutory Stock Option.

2.2 Option Period. Except as otherwise set forth in Section 2.3, the Option is exercisable in whole or in part as to any Covered Shares as to which it is outstanding and has become exercisable (“vested”) at any time and from time to time through the Expiration Date as defined in Section A.18 of Annex A hereto, including the early termination provisions set forth in said definition.

To the extent that the Option or relevant portion thereof is then outstanding and the Expiration Date has not yet occurred, the Option will vest as to Covered Shares as set forth in this Section 2.2.

(c) Unless the Option has become fully vested pursuant to another subsection of this Section 2.2, the Option will become exercisable (“vest”) as follows:

(1) The Option will vest on the 3rd anniversary of the Grant Date if the Committee determines in its reasonable discretion on or before that date that the Performance Criteria as defined in Section A.28 of Annex A have been met.

In making its determination, the Committee shall be entitled to seek and rely in good faith on such information, opinions, reports or statements, including financial statements and other financial data, as the Committee deems appropriate. Such information, opinions, reports or statements may be prepared or presented by one or more officers or employees of the Corporation or by other persons whom the Committee reasonably believes to be reliable and competent in the matters presented.

It is anticipated that the Committee would consider and make its determination as to whether or not the Performance Criteria have been met early in 2012 but no later than the day immediately prior to the 3rd anniversary of the Grant Date.

February 2009

If the Committee determines that the Performance Criteria have been met in full, the Option will vest as to all of the Covered Shares. If the Committee determines that the Performance Criteria have not been met in full but have been met in part, the Committee may determine in its discretion that the Option will vest as to such portion of the Covered Shares as the Committee determines appropriately reflects success against the Performance Criteria, in which case the Option will vest as to those Covered Shares and will lapse as to the unvested portion of the Covered Shares. Otherwise, if the Committee does not determine in its reasonable discretion that the Performance Criteria have been met by the 3rd anniversary of the Grant Date, the Option will lapse on such date.

The Committee’s determinations with respect to the extent to which the Performance Criteria have been met shall not vary between this Option and other stock options granted under the Plan on                     , 2009 that contain the same Performance Criteria.

(2) If not already vested at the time of termination of employment of the Optionee by the Corporation by reason of Optionee’s Disability and not for Cause, the Option will continue in effect in accordance with all provisions of this Agreement other than those providing for an early Expiration Date due to termination of employment and will be eligible for subsequent vesting thereafter in accordance with the other provisions of this Section 2.2 as if the Optionee had continued as an employee of the Corporation.

(3) If not already vested at the time of Retirement of the Optionee, (i) the Option will, as to the portion of the Covered Shares that are Retirement Shares as defined in Section A.32 of Annex A, continue in effect in accordance with all provisions of this Agreement other than those providing for an early Expiration Date due to termination of employment and will be eligible for subsequent vesting thereafter in accordance with the other provisions of this Section 2.2 as if the Optionee had continued as an employee of the Corporation; and (ii) the Option will lapse on Optionee’s Retirement date as to all of Optionee’s unvested Covered Shares other than the Retirement Shares.

(4) If a Change of Control occurs prior to the 3rd anniversary of the Grant Date, the Option will vest as to all then outstanding Covered Shares as to which it has not otherwise vested, effective as of the day immediately prior to the occurrence of the Change of Control, unless the Committee affirmatively determines prior to the time the Change of Control occurs that it is unlikely that the Performance Criteria would have been met in which case the Option will lapse effective as of the day immediately prior to the occurrence of the Change of Control.

(b) [Intentionally omitted.]

(c) If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, the Option will immediately vest as to all outstanding Covered Shares as to which it has not otherwise vested, and the Option may be exercised by Optionee’s properly designated beneficiary, by the person or persons entitled to do so under Optionee’s will, or by the person or persons entitled to do so under the applicable laws of descent and distribution.

(d) If the Option is not already vested at the time of Optionee’s termination of employment and if (i) such termination of employment occurs after a Change of Control Triggering Event but prior to the occurrence of a Change of Control Failure or of the Change of Control triggered by the Change of Control Triggering Event and (ii) Optionee’s employment was terminated (other than by reason of Optionee’s death) by the Corporation without Cause or by Optionee for Good Reason, then the Option will continue in effect in accordance with all provisions of this Agreement other than those providing for an early Expiration Date due to termination of employment and will be eligible for subsequent vesting thereafter in accordance with the other provisions of this Section 2.2 as if the Optionee had continued as an employee of the Corporation.

(e) [Intentionally omitted.]

(f) The Committee or its delegate may in their sole discretion, but need not, accelerate the vesting date of all or any portion of the Option subject, if applicable, to such limitations as may be set forth in the Plan.

February 2009

If Optionee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Optionee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

2.3 Formal Allegations of Detrimental Conduct. If any criminal charges are brought against Optionee alleging the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation in an indictment or in other analogous formal charges commencing judicial criminal proceedings, the Committee may determine to suspend the exercisability of the Option, to the extent that the Option is then outstanding and exercisable, or to require the escrow of the proceeds of any exercise of the Option. Any such suspension or escrow is subject to the following restrictions:

(a) It may last only until the earliest to occur of the following:

(i) resolution of the criminal proceedings in a manner that constitutes Detrimental Conduct;

(ii) resolution of the criminal proceeding in one of the following ways: (A) the charges as they relate to such alleged felony have been dismissed (with or without prejudice), (B) Optionee has been acquitted of such alleged felony, or (C) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement; and

(iii) termination of the suspension or escrow in the discretion of the Committee; and

(b) It may be imposed only if the Committee makes reasonable provision for the retention or realization of the value of the Option to Optionee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (a)(ii) or (iii) above.

2.4 Nontransferability; Designation of Beneficiary; Payment to Legal Representative.

(a) The Option is not transferable or assignable by Optionee.

(b) During Optionee’s lifetime, the Option may be exercised only by Optionee or, in the event of Optionee’s legal incapacity, by his or her legal representative, as determined in good faith by PNC.

(c) During Optionee’s lifetime, Optionee may file with PNC, at such address and in such manner as PNC may from time to time direct, on a form to be provided by PNC on request, a designation of a beneficiary or beneficiaries (a “properly designated beneficiary”) to hold and exercise Optionee’s stock options, to the extent outstanding and exercisable, in accordance with their respective stock option agreements and the Plan in the event of Optionee’s death.

(d) If Optionee dies prior to the full exercise or expiration of the Option and has not filed a designation of beneficiary form as specified above, the Option will be held and may be exercised by the person or persons entitled to do so under Optionee’s will or under the applicable laws of descent and distribution, as to which PNC will be entitled to rely in good faith on instructions from Optionee’s executor, administrator, or other legal representative.

(e) Any delivery of shares or other payment made or action taken hereunder by PNC in good faith to or on the instructions of Optionee’s executor, administrator, or other legal representative shall extinguish all right to payment hereunder.

3. Capital Adjustments. Upon the occurrence of a corporate transaction or transactions (including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (each, a “Corporate Transaction”)), the Committee shall make those adjustments, if any, in the number, class or kind of Covered Shares as to which the Option is outstanding and has not yet been exercised and in the Option Price that it deems appropriate in its

February 2009

discretion to reflect the Corporate Transaction(s) such that the rights of Optionee are neither enlarged nor diminished as a result of such Corporate Transaction or Transactions, including without limitation cancellation of the Option immediately prior to the effective time of the Corporate Transaction and payment, in cash, in consideration therefor, of an amount equal to the product of (a) the excess, if any, of the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction over the Option Price and (b) the total number of Covered Shares subject to the Option that were outstanding and unexercised immediately prior to the effective time of the Corporate Transaction.

All determinations hereunder shall be made by the Committee in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation the holder of the Option.

No fractional shares will be issued on exercise of the Option. PNC shall determine the manner in which any fractional shares will be treated.

4. Exercise of Option.

4.1 Notice and Effective Date. The Option, to the extent vested and outstanding, may be exercised, in whole or in part, by delivering to PNC written notice of such exercise, in such form as PNC may from time to time prescribe, and by paying in full the aggregate Option Price with respect to that portion of the Option being exercised and satisfying any amounts required to be withheld pursuant to applicable tax laws in connection with such exercise.

In addition, notwithstanding Sections 4.2 and 4.3, Optionee may elect to complete his or her Option exercise through a brokerage service/margin account pursuant to the broker-assisted cashless option exercise procedure under Regulation T of the Board of Governors of the Federal Reserve System and in such manner as may be permitted by PNC from time to time consistent with said Regulation T.

The effective date of such exercise will be the Exercise Date. Until PNC notifies Optionee to the contrary, the form attached to the Agreement as Annex B shall be used to exercise the Option and the form attached to the Agreement as Annex C shall be used to make tax payment elections.

In the event that the Option is exercised, pursuant to Section 2.4, by any person or persons other than Optionee, such notice of exercise must be accompanied by appropriate proof of the derivative right of such person or persons to exercise the Option.

4.2 Payment of Option Price. Upon exercise of the Option, in whole or in part, Optionee may pay the aggregate Option Price (a) in cash or (b) if and to the extent then permitted by PNC, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) having an aggregate Fair Market Value on the Exercise Date not exceeding that portion of the aggregate Option Price being paid using such shares, or through a combination of cash and shares of PNC common stock; provided, however, that shares of PNC common stock used to pay all or any portion of the aggregate Option Price may not be subject to any contractual restriction, pledge or other encumbrance and must be shares that have been owned by Optionee for at least six (6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

4.3 Payment of Taxes. Optionee may elect to satisfy any or all applicable federal, state, or local tax liabilities incurred in connection with exercise of the Option (a) by payment of cash, (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, through the retention by PNC of sufficient whole shares of PNC common stock otherwise issuable upon such exercise to satisfy the minimum amount of taxes required to be withheld in connection with such exercise, or (c) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Optionee for at least six

February 2009

(6) months prior to the Exercise Date and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or, in either case, for such other period as may be specified or permitted by PNC.

For purposes of this Section 4.3, shares of PNC common stock that are used to satisfy applicable taxes will be valued at their Fair Market Value on the date the tax withholding obligation arises. In no event will the Fair Market Value of the shares of PNC common stock otherwise issuable upon exercise of the Option but retained pursuant to Section 4.3(b) exceed the minimum amount of taxes required to be withheld in connection with the Option exercise.

4.4 Effect. The exercise, in whole or in part, of the Option will cause a reduction in the number of unexercised Covered Shares as to which the Option is outstanding equal to the number of shares of PNC common stock with respect to which the Option is exercised.

5. Restrictions on Exercise and on Shares Issued on Exercise. Notwithstanding any other provision of the Agreement, the Option may not be exercised at any time that PNC does not have in effect a registration statement under the Securities Act of 1933 as amended relating to the offer of shares of PNC common stock under the Plan unless PNC agrees to permit such exercise. Upon the issuance of any shares of PNC common stock pursuant to exercise of the Option at a time when such a registration statement is not in effect, Optionee will, upon the request of PNC, agree in writing that Optionee is acquiring such shares for investment only and not with a view to resale and that Optionee will not sell, pledge, or otherwise dispose of such shares unless and until (a) PNC is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act of 1933 as amended is not required by that Act or by rules and regulations promulgated thereunder, (b) the staff of the SEC has issued a no-action letter with respect to such disposition, or (c) such registration or notification as is, in the opinion of counsel for PNC, required for the lawful disposition of such shares has been filed and has become effective; provided, however, that PNC is not obligated hereby to file any such registration or notification. PNC may place a legend embodying such restrictions on the certificate(s) evidencing such shares.

6. Rights as Shareholder. Optionee will have no rights as a shareholder with respect to any Covered Shares until the Exercise Date and then only with respect to those shares of PNC common stock issued upon such exercise of the Option and not retained by PNC as provided in Section 4.3.

7. Employment. Neither the granting of the Option evidenced by the Agreement nor any term or provision of the Agreement will constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Optionee for any period.

8. Subject to the Plan. The Option evidenced by the Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which is incorporated by reference herein and made a part hereof, but the terms of the Plan will not be considered an enlargement of any benefits under the Agreement. In addition, the Option is subject to any rules and regulations promulgated by or under the authority of the Committee.

9. Optionee Covenants.

9.1 General. Optionee and PNC acknowledge and agree that Optionee has received adequate consideration with respect to enforcement of the provisions of Sections 9 and 10 hereof by virtue of receiving this Option, which gives Optionee an opportunity potentially to benefit from an increase in the future value of PNC common stock (regardless of whether any such benefit is ultimately realized); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Optionee from earning a living.

9.2 Non-Solicitation; No-Hire. Optionee agrees to comply with the provisions of subsections (a) and (b) of this Section 9.2 while employed by the Corporation and for a period of one year after Optionee’s Termination Date regardless of the reason for such termination of employment.

February 2009

(d) Non-Solicitation. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Optionee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Optionee shall not, directly or indirectly, either for Optionee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Optionee assist any other Person in such activities.

Notwithstanding the above, if Optionee’s employment with the Corporation is terminated by the Corporation without Cause or by Optionee with Good Reason and such Termination Date occurs during a Coverage Period or, if Optionee was a party to a Change of Control Employment Agreement that was in effect at the time of such termination of employment, within three years after the occurrence of a Change of Control, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 9.2 shall no longer apply and shall be replaced with the following subsection (c):

(c) No-Hire. Optionee agrees that Optionee shall not, for a period of one year after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

9.3 Confidentiality. During Optionee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Optionee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Optionee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

9.4 Ownership of Inventions. Optionee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Optionee during the term of Optionee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Optionee agrees to assign and hereby does assign to PNC or its designee all of Optionee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Optionee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 9.4 shall be performed by Optionee without further compensation and shall continue beyond the Termination Date.

10. Enforcement Provisions. Optionee understands and agrees to the following provisions regarding enforcement of the Agreement.

10.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Optionee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

February 2009

10.2 Equitable Remedies. A breach of the provisions of any of Sections 9.2, 9.3 or 9.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Optionee, and each and every person and entity acting in concert or participating with Optionee, from initiation and/or continuation of such breach.

10.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 9.2 by legal proceedings, the period during which Optionee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

10.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

10.5 Severability. The restrictions and obligations imposed by Sections 9.2, 9.3 and 9.4 are separate and severable, and it is the intent of Optionee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations shall remain valid and binding upon Optionee.

10.6 Reform. In the event any of Sections 9.2, 9.3 and 9.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Optionee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

10.7 Waiver of Jury Trial. Each of Optionee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 9.2, 9.3 and 9.4.

10.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Optionee, Optionee agrees to reimburse PNC for any amounts Optionee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Optionee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

10.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Option and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Optionee agrees that PNC may, without the consent of Optionee, modify the Agreement and the Option to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

February 2009

11. Effective Date. If Optionee does not accept the grant of the Option by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms of the Agreement in any way, within thirty (30) days of receipt by Optionee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Option and the Agreement at any time prior to Optionee’s delivery to PNC of a copy of the Agreement executed by Optionee.

Otherwise, upon execution and delivery of the Agreement by both PNC and Optionee, the Option and the Agreement are effective as of the Grant Date.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf effective as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

Accepted and agreed to as of the Grant Date

Optionee

Annex A - Certain Definitions

Annex B - Notice of Exercise

Annex C - Tax Payment Election Form

February 2009

ANNEX A

CERTAIN DEFINITIONS

* * *

A.1 “Agreement” means the Nonstatutory Stock Option Agreement between PNC and Optionee evidencing the grant of the Option to Optionee pursuant to the Plan.

A.2 “Board” means the Board of Directors of PNC.

A.3 “Cause.”

(a) “Cause” during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs during a Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by the Board or the CEO that specifically identifies the manner in which the Board or the CEO believes that Optionee has not substantially performed Optionee’s duties; or

(ii) the willful engaging by Optionee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (i) and (ii), no act or failure to act, on the part of Optionee, shall be considered willful unless it is done, or omitted to be done, by Optionee in bad faith and without reasonable belief that Optionee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Optionee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Optionee in good faith and in the best interests of the Corporation.

The cessation of employment of Optionee will be deemed to be a termination of Optionee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Optionee, as part of the notice of Optionee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (1) reasonable notice of such Board meeting is provided to Optionee, together with written notice that PNC believes that Optionee is guilty of conduct described in clause (i) or (ii) above and, in either case, specifying the particulars thereof in detail, and (2) Optionee is given an opportunity, together with counsel, to be heard before the Board.

(b) “Cause” other than during a Coverage Period. If the termination of Optionee’s employment with the Corporation occurs other than during a Coverage Period, then, for purposes of the Agreement, “Cause” means:

(i) the willful and continued failure of Optionee to substantially perform Optionee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Optionee by PNC that specifically identifies the manner in which it is believed that Optionee has not substantially performed Optionee’s duties;

February 2009

(ii) a material breach by Optionee of (1) any code of conduct of PNC or one of its subsidiaries or (2) other written policy of PNC or a subsidiary, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Optionee against PNC or one of its subsidiaries or any client or customer of PNC or a subsidiary;

(iv) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or entry by Optionee into a pre-trial disposition with respect to, the commission of a felony; or

(v) entry of any order against Optionee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

The cessation of employment of Optionee will be deemed to have been a termination of Optionee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Optionee is the CEO, the Board) determines that Optionee is guilty of conduct described in clause (i), (ii) or (iii) above or that an event described in clause (iv) or (v) above has occurred with respect to Optionee and, if so, determines that the termination of Optionee’s employment with the Corporation will be deemed to have been for Cause.

A.4 “CEO” means the chief executive officer of PNC.

A.5 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section A.5(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section A.5(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

February 2009

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

A.6 “Change of Control Employment Agreement” means the written agreement, if any, between Optionee and PNC providing, among other things, for certain payments and benefits upon a qualifying termination of employment following a change of control.

A.7 “Change of Control Failure” means the following:

(a) with respect to a Change of Control Triggering Event described in Section A.8(a), PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or

(b) with respect to a Change of Control Triggering Event described in Section A.8(b), the proxy contest fails to replace or remove a majority of the members of the Board.

A.8 “Change of Control Triggering Event” means the occurrence of either of the following:

(a) the Board or PNC’s shareholders approve a transaction described in Subsection (c) of the definition of Change of Control contained in Section A.5; or

(b) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

A.9 “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

A.10 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (1) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Optionee’s Termination Date or (2) engaged in business activities that Optionee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Optionee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.15(a), in either case whether Optionee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

February 2009

A.11 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

A.12 “Corporation” means PNC and its Consolidated Subsidiaries.

A.13 “Coverage Period” means a period (a) commencing on the earlier to occur of (i) the date of a Change of Control Triggering Event and (ii) the date of a Change of Control and (b) ending on the date that is two (2) years after the date of the Change of Control; provided, however, that in the event that a Coverage Period commences on the date of a Change of Control Triggering Event, such Coverage Period will terminate upon the earlier to occur of (x) the date of a Change of Control Failure and (y) the date that is two (2) years after the date of the Change of Control triggered by the Change of Control Triggering Event. After the termination of any Coverage Period, another Coverage Period will commence upon the earlier to occur of clauses (a)(i) and (a)(ii) in the preceding sentence.

A.14 “Covered Shares” means the number of shares of PNC common stock that Optionee has the option to purchase from PNC pursuant to the Option.

A.15 “Detrimental Conduct” means, for purposes of the Agreement:

(a) Optionee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Optionee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Optionee’s Termination Date and, if different, (ii) the first date after Optionee’s Termination Date as of which Optionee ceases to be engaged by the Corporation in any capacity for which Optionee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) any act of fraud, misappropriation, or embezzlement by Optionee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Optionee for, or any entry by Optionee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Optionee’s employment or other service relationship with the Corporation.

Optionee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee (if Optionee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO (if Optionee was not such an executive officer), whichever is applicable, determines that Optionee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Optionee, and, if so, determines that Optionee will be deemed to have engaged in Detrimental Conduct.

A.16 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Optionee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Optionee has been determined to be eligible for Social Security disability benefits, Optionee shall be presumed to be Disabled as defined herein.

February 2009

A.17 “Exercise Date” means the date (which must be a business day for PNC Bank, National Association) on which PNC receives written notice, in such form as PNC may from time to time prescribe, of the exercise, in whole or in part, of the Option pursuant to the terms of the Agreement, subject to receipt by PNC of full payment of the aggregate Option Price, calculation by PNC of the applicable withholding taxes, and receipt by PNC of payment for any taxes required to be withheld in connection with such exercise as provided in Sections 4.1, 4.2 and 4.3 of the Agreement.

A.18 “Expiration Date.”

(a) Expiration Date. Expiration Date means the date on which the Option expires.

Unless the Option expires earlier pursuant to any of the provisions set forth in Sections A.18(b) through A.18(d), the Option will expire as of the third (3rd) anniversary of the Grant Date with respect to any Covered Shares as to which the Option has not vested as of that date pursuant to Section 2.2 of the Agreement or, if earlier and if applicable, the Option will expire at the time a Change of Control occurs with respect to any Covered Shares as to which the Option had not otherwise previously vested and which did not vest upon such occurrence pursuant to Section 2.2 of the Agreement.

With respect to any Covered Shares as to which the Option has vested pursuant to Section 2.2 of the Agreement, the Option will expire on the tenth (10th) anniversary of the Grant Date unless the Option expires earlier pursuant to any of the provisions set forth in Sections A.18(b) through A.18(d) (with the Option expiring on the first date determined under any of such sections);

provided, however, if there is a Change of Control, then notwithstanding Sections A.18(c) and A.18(d), to the extent that the Option is outstanding and vested or vests at the time the Change of Control occurs, the Option will not expire at the earliest before the close of business on the ninetieth (90th) day after the occurrence of the Change of Control (or the tenth (10th) anniversary of the Grant Date if earlier), provided that either (1) Optionee is an employee of the Corporation at the time the Change of Control occurs and Optionee’s employment with the Corporation is not terminated for Cause or (2) Optionee is a former employee of the Corporation whose Option, or portion thereof, is outstanding at the time the Change of Control occurs by virtue of the application of one or more of the exceptions set forth in Section A.18(c) and at least one of such exceptions is still applicable at the time the Change of Control occurs.

In no event will the Option remain outstanding beyond the tenth (10th) anniversary of the Grant Date.

(b) Termination for Cause. Upon a termination of Optionee’s employment with the Corporation for Cause, unless the Committee determines otherwise, the Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not vested and whether or not Optionee is eligible to Retire or Optionee’s employment also terminates for another reason.

(c) Ceasing to be an Employee other than by Termination for Cause. If Optionee ceases to be an employee of the Corporation other than by termination of Optionee’s employment for Cause, then unless the Committee determines otherwise, the Option will expire at the close of business on Optionee’s Termination Date with respect to all Covered Shares, whether or not vested, except to the extent that the provisions set forth in subsection (1), (2), (3) or (4) of this Section A.18(c) apply to Optionee’s circumstances and such applicable subsection specifies a later expiration date for all or a portion of the Option. If more than one of such exceptions is applicable to the Option or a portion thereof, then the Option or such portion of the Option will expire in accordance with the provisions of the subsection that specifies the latest expiration date.

February 2009

(1) Retirement. Subject to Sections A.18(c)(6) and A.18(d), if the termination of Optionee’s employment with the Corporation meets the definition of Retirement, then the Option will expire on the tenth (10th) anniversary of the Grant Date with respect to any Covered Shares as to which the Option is vested on the Retirement date or thereafter vests pursuant to Section 2.2 of the Agreement.

(2) Death. If Optionee’s employment with the Corporation is terminated by reason of Optionee’s death, then the Option will expire on the tenth (10th) anniversary of the Grant Date.

(3) Termination during a Coverage Period without Cause or for Good Reason. If Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee for Good Reason, then the Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date) with respect to any Covered Shares as to which the Option is vested on such Termination Date or thereafter vests pursuant to Section 2.2 of the Agreement.

(4) Disability. Subject to Section A.18(d), if Optionee’s employment is terminated by the Corporation by reason of Disability, then the Option will expire on the third (3rd) anniversary of such Termination Date (but in no event later than on the tenth (10th) anniversary of the Grant Date).

(5) [Intentionally omitted.]

(6) Unvested Options Upon Retirement. If not already vested at the time Optionee Retires, the Option will expire on the Termination Date with respect to any Covered Shares that are not Retirement Shares.

(d) Detrimental Conduct. If the Option would otherwise remain outstanding after Optionee’s Termination Date with respect to any of the Covered Shares pursuant to one or more of the exceptions set forth in the subsections of Section A.18(c), then notwithstanding the provisions of such exception or exceptions, the Option will expire on the date that PNC determines that Optionee has engaged in Detrimental Conduct, if earlier than the date on which the Option would otherwise expire; provided, however, that:

(1) no determination that Optionee has engaged in Detrimental Conduct may be made on or after the date of Optionee’s death, and Detrimental Conduct will not apply to conduct by or activities of beneficiaries or other successors to the Option in the event of Optionee’s death;

(2) in the event that Optionee’s employment with the Corporation is terminated (other than by reason of Optionee’s death) during a Coverage Period by the Corporation without Cause or by Optionee with Good Reason, no determination that Optionee has engaged in Detrimental Conduct for purposes of the Agreement may be made on or after such Termination Date; and

(3) no determination that Optionee has engaged in Detrimental Conduct may be made after the occurrence of a Change of Control.

A.19 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

February 2009

A.20 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

A.21 “Good Reason” means:

(a) (i) the assignment to Optionee of any duties inconsistent in any respect with, or any other diminution in, Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities such that Optionee’s position, authority, duties or responsibilities are not at least commensurate in all material respects with the most significant of those held, exercised and assigned to Optionee at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) the assignment to Optionee of any duties inconsistent in any material respect with, or any other material diminution in, Optionee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to the Change of Control Triggering Event, excluding in either case for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee;

(b) a reduction by the Corporation in Optionee’s annual base salary to an annual rate (i) that is less than 12 times the highest monthly base salary paid or payable, including any base salary that has been earned but deferred, to Optionee by the Corporation in respect of the 12-month period immediately preceding the month in which the Change of Control occurs or, if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) that is less than 12 times the monthly base salary paid or payable, including any base salary that has been earned but deferred, to Optionee by the Corporation in respect of the month immediately preceding the month in which the Change of Control Triggering Event occurs;

(c) the Corporation’s requiring Optionee to be based at any office or location that is more than fifty (50) miles from Optionee’s office or location immediately prior to either the Change of Control Triggering Event or the Change of Control;

(d) other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee, the failure by the Corporation to continue Optionee’s participation in annual bonus, long-term cash incentive, equity incentive, savings and retirement plans, practices, policies and programs that provide Optionee with annual bonus opportunities, long-term incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, no less favorable, in the aggregate, than the most favorable of those provided by the Corporation for Optionee under such plans, practices, policies and programs as in effect (i) at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) immediately prior to the Change of Control Triggering Event; or

(e) other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Optionee, the failure by the Corporation to continue to provide Optionee with benefits under welfare benefit plans, practices, policies and programs provided by the Corporation (including, without limitation, medical, prescription, dental, vision, disability, employee life, group life, accidental death and travel accident insurance plans and programs) no less favorable, in the aggregate, than those provided to Optionee under the most favorable of such plans, practices, policies and programs in effect for Optionee (i) at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) immediately prior to the Change of Control Triggering Event.

February 2009

A.22 “Grant Date” means the date set forth as the Grant Date on page 1 of the Agreement and is the date as of which the Option is authorized to be granted by the Committee in accordance with the Plan.

A.23 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.24 “Option” means the option to purchase shares of PNC common stock granted to Optionee under the Plan in Section 1 of the Agreement in accordance with the terms of Article 6 of the Plan.

A.25 “Option Period” means the period during which the Option may be exercised, as set forth in Section 2.2 of the Agreement.

A.26 “Option Price” means the dollar amount per share of PNC common stock at which the Option may be exercised. The Option Price is set forth on page 1 of the Agreement.

A.27 “Optionee” means the person to whom the Option is granted and is identified as Optionee on page 1 of the Agreement.

A.28 “Performance Criteria” means the following criteria related to PNC’s acquisition and integration of National City Corporation:

(a) $1.2 billion of combined company annualized noninterest expense savings achieved on a run-rate basis by 2011;

(b) On a consolidated basis, a return on assets at least equal to 0.90% by 2011;

(c) National City acquisition accretive to PNC’s earnings per share on a GAAP basis by 2010;

(d) On track at the end of 2011 to achieve an internal rate of return on the National City acquisition of at least 15%;

(e) Balance sheet acquired by PNC from National City positioned to meet PNC’s desired risk profile by December 31, 2011;

(f) Successful implementation of PNC’s established enterprise risk management discipline by December 31, 2011;

(g) Strong and reputable leadership team in place as of December 31, 2011; and

(h) Completed integration and PNC well-positioned for future growth as of December 31, 2011.

A.29 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan.

A.30 “PNC” means The PNC Financial Services Group, Inc.

A.31 “Retire” or “Retirement” means, for purposes of this Option and all PNC stock options held by Optionee, whether granted under the Plan or under an earlier PNC plan, termination of Optionee’s employment with the Corporation at any time and for any reason (other than termination by reason of Optionee’s death or by the Corporation for Cause and, if the Committee or the CEO so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Optionee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

February 2009

A.32 [Alternate] “Retirement Shares” means that portion of the Covered Shares, if any, equal to the total number of Covered Shares times the fraction obtained by dividing the number of full quarters in the three year period from January 1, 2009 through December 31, 2011 completed on or prior to Optionee’s Retirement Date by 12 (which is the number of quarters in the three year period). If Optionee Retires before March 31, 2009, there will be no Retirement Shares. If Optionee Retires on or after December 31, 2011, all of the Covered Shares will be Retirement Shares.

A.32 [Alternate] “Retirement Shares” means that portion of the Covered Shares, if any, determined as follows:

(1) If Optionee Retires before March 31, 2009, there will be no Retirement Shares;

(2) If Optionee Retires on or after March 31, 2009 but before December 31, 2009, the Retirement Shares will be equal to the total number of Covered Shares times a fraction determined as follows: (a) the fraction will be  1/12 th if the last full quarter completed before Optionee Retires is the 1st quarter of 2009, (b) the fraction will be  1/6th if the last full quarter completed before Optionee Retires is the 2nd quarter of 2009, and (c) the fraction will be  1/4th if the last full quarter completed before Optionee Retires is the 3rd quarter of 2009;

(3) If Optionee Retires on or after December 31, 2009 but before December 31, 2010, the Retirement Shares will be equal to  1/3rd of the total number of Covered Shares or such larger portion (not exceeding 100%) of the total number of Covered Shares as the Committee (or its delegate) may approve prior to Optionee’s Retirement Date;

(4) If Optionee Retires on or after December 31, 2010 but before December 31, 2011, the Retirement Shares will be equal to  3/4ths of the total number of Covered Shares or such larger portion (not exceeding 100%) of the total number of Covered Shares as the Committee (or its delegate) may approve prior to Optionee’s Retirement Date; and

(5) If Optionee Retires on or after December 31, 2011, all of the Covered Shares will be Retirement Shares.

A.33 “Retiree” means an Optionee who has Retired.

A.34 “SEC” means the U.S. Securities and Exchange Commission.

A.35 “Share” means a share of authorized but unissued PNC common stock or a reacquired share of PNC common stock, including shares purchased by PNC on the open market for purposes of the Plan or otherwise.

A.36 “Termination Date” means Optionee’s last date of employment with the Corporation. If Optionee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Optionee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Optionee’s employment with the Corporation terminates effective at the time this occurs.

February 2009

FORMS OF EMPLOYEE RESTRICTED STOCK, RESTRICTED SHARE UNIT,

AND PERFORMANCE UNIT AGREEMENTS

20     Long-Term Incentive Award Program Grant

Continued Employment Performance Goal

Restricted Period: Three Years (100%)

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

20     LONG-TERM INCENTIVE AWARD PROGRAM

* * *

RESTRICTED STOCK AGREEMENT

* * *

GRANTEE:	< name >

GRANT DATE:	, 20

SHARES:	< number of whole shares>

1. Definitions. Certain terms used in this Restricted Stock Agreement (the “Agreement”) are defined in Annex A (which is incorporated herein as part of the Agreement) or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Consolidated Subsidiaries.

2. Grant of Restricted Shares. Pursuant to The PNC Financial Services Group, Inc. 2006 Incentive Award Plan (the “Plan”), and subject to the terms and conditions of the Agreement, PNC hereby grants to the Grantee named above (“Grantee”) a Restricted Shares Award of the number of shares of PNC common stock set forth above, and, upon acceptance of the Grant by Grantee in accordance with Section 16, will cause the issuance of said shares to Grantee subject to the terms and conditions of the Agreement and the Plan.

The shares granted and issued to Grantee hereby as a Restricted Shares Award subject to the restrictions set forth in and the terms and conditions of the Agreement and the Plan are hereafter referred to as the “Restricted Shares.”

February 2009

3. Terms of Grant. The Grant is subject to the following terms and conditions.

Restricted Shares will be subject to a Restricted Period as provided in Section A.22 of Annex A. Once issued in accordance with Section 16, Restricted Shares will be deposited with PNC or its designee, or credited to a book-entry account, during the term of the Restricted Period unless and until forfeited pursuant to the terms of the Agreement.

Any certificate or certificates representing such Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 2006 Incentive Award Plan and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares deposited with PNC or its designee during the term of the Restricted Period that become Awarded Shares as provided in Section A.3 of Annex A will be released and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative pursuant to Section 9.

4. Rights as Shareholder. Except as provided in Section 6 and subject to Section 16, Grantee will have all the rights and privileges of a shareholder with respect to the Restricted Shares including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares awarded hereunder shall, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Unvested Shares shall be subject to the terms and conditions of the Agreement as if they were Restricted Shares.

February 2009

6. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Unvested Shares may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, other than as may be required pursuant to Section 10.2, unless and until the Restricted Period terminates and the Awarded Shares are released and reissued by PNC pursuant to Section 9.

(b) If Grantee is deceased at the time Restricted Shares become Awarded Shares, PNC will deliver such shares to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by the Committee.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

7. Forfeiture; Death; Qualifying Disability or Retirement Termination; Termination in Anticipation of Change of Control.

7.1 Forfeiture on Termination of Employment. Except as otherwise provided in and subject to the conditions of Section 7.3, Section 7.4(a), Section 7.5(a), Section 7.6, Section 7.7, or Section 8, if applicable, in the event that Grantee’s employment with the Corporation terminates prior to the third (3rd) anniversary of the Grant Date, all Restricted Shares that are Unvested Shares on Grantee’s Termination Date will be forfeited by Grantee to PNC without payment of any consideration by PNC.

Upon forfeiture of Unvested Shares pursuant to the provisions of this Section 7.1 or the provisions of Section 7.2, Section 7.4(b) or Section 7.5(b), neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in such Unvested Shares or any certificate or certificates representing such Unvested Shares.

7.2 Forfeiture for Detrimental Conduct. Unvested Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, will be forfeited by Grantee to PNC without payment of any consideration by PNC in the event that, at any time prior to the date such shares become Awarded Shares, PNC determines that Grantee has engaged in Detrimental Conduct; provided, however, that: (a) this Section 7.2 will not apply to Restricted Shares that remain outstanding after Grantee’s Termination Date pursuant to Section 7.3 or Section 7.6, if any; (b) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (c) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (d) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change of Control.

February 2009

If any criminal charges are brought against Grantee alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation in an indictment or in other analogous formal charges commencing judicial criminal proceedings, the Committee may determine to suspend the vesting of the Restricted Shares, to the extent that the Restricted Shares are still outstanding and have not yet become Awarded Shares, or to require the escrow of the proceeds of the shares. Any such suspension or escrow is subject to the following restrictions:

(i) It may last only until the earliest to occur of the following:

(A) resolution of the criminal proceedings in a manner that constitutes Detrimental Conduct;

(B) resolution of the criminal proceeding in one of the following ways: (1) the charges as they relate to such alleged felony have been dismissed (with or without prejudice), (2) Grantee has been acquitted of such alleged felony, or (3) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement; and

(C) termination of the suspension or escrow in the discretion of the Committee; and

(ii) It may be imposed only if the Committee makes reasonable provision for the retention or realization of the value of the Restricted Shares to Grantee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (i)(B) or (C) above.

7.3 Death. In the event of Grantee’s death while an employee of the Corporation and prior to the third (3rd) anniversary of the Grant Date, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate on the date of Grantee’s death.

The Restricted Shares which thereby become Awarded Shares will be released and reissued by PNC to, or at the proper direction of, Grantee’s legal representative pursuant to Section 9 as soon as administratively practicable following such date.

7.4 Qualifying Disability Termination.

(a) In the event Grantee’s employment with the Corporation is terminated prior to the third (3rd) anniversary of the Grant Date by the Corporation by reason of Grantee’s Disability, Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.4(b), remain outstanding pending and subject to affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.4(a) by the Designated Person specified in Section A.12 of Annex A.

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If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd ) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee or its delegate, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.4(a), if applicable, the Designated Person has neither affirmatively approved nor specifically disapproved the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.5 Qualifying Retirement.

(a) In the event that Grantee Retires on or after the first (1st) anniversary of the Grant Date but prior to the third (3rd) anniversary of the Grant Date, Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.5(b), remain outstanding pending and subject to affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.5(a) by the Designated Person specified in Section A.12 of Annex A.

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If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd ) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee or its delegate, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.5(a), if applicable, the Designated Person has neither affirmatively approved nor specifically disapproved the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.6 Termination in Anticipation of a Change of Control. Notwithstanding anything in the Agreement to the contrary, if Grantee’s employment with the Corporation is terminated by the Corporation prior to the third (3rd) anniversary of the Grant Date and such termination is an Anticipatory Termination as defined in Section A.2 of Annex A, then: (i) the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period with respect to any then outstanding Unvested Shares will terminate as of the end of the day on the day immediately preceding Grantee’s Termination Date; and (ii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

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7.7 Other Committee Authority. Prior to the third (3rd) anniversary of the Grant Date, the Committee or its delegate may in their sole discretion, but need not, determine that, with respect to some or all of Grantee’s outstanding Unvested Shares, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period with respect to such shares will terminate, all subject to such restrictions, terms or conditions as the Committee or its delegate may in their sole discretion determine.

8. Change of Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change of Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change of Control, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period will terminate with respect to all then outstanding Unvested Shares, if any, as of the day immediately preceding the Change of Control; (ii) if Grantee’s employment with the Corporation terminated prior to the occurrence of the Change of Control but the Unvested Shares remained outstanding after such termination of employment pursuant to Section 7.4 or Section 7.5 and are still outstanding pending and subject to affirmative approval of the vesting of such shares by the Designated Person specified in Section A.12 of Annex A, then with respect to all Unvested Shares outstanding as of the day immediately preceding the Change of Control, such affirmative vesting approval will be deemed to have been given, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period will terminate, all as of the day immediately preceding the Change of Control; and (iii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

9. Termination of Prohibitions; Payment to Legal Representative. Except as otherwise directed by the Committee pursuant to the suspension or escrow provisions of Section 7.2, if and to the extent applicable, following termination of the Restricted Period, PNC will release and issue or reissue the then outstanding whole Restricted Shares that have become Awarded Shares without the legend referred to in Section 3.

Upon release and issuance of shares that have become Awarded Shares in accordance with this Section 9, PNC or its designee will deliver such whole shares to, or at the proper direction of, Grantee or Grantee’s legal representative.

Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

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10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises, retain sufficient whole shares of PNC common stock from the shares granted pursuant to the Agreement to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection with the Restricted Shares. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises.

PNC will not retain more than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with the Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

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11. Employment. Neither the granting and issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Committee or its delegate or under the authority of the Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties with respect to the subject matter hereof.

14. Grantee Covenants.

14.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 14 and 15 by virtue of receiving this grant of Restricted Shares (regardless of whether such shares ultimately become Awarded Shares); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

14.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 14.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any subsidiary to provide any services.

February 2009

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 14.2 will no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

14.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

14.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 14.4 shall be performed by Grantee without further compensation and will continue beyond the Termination Date.

15. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

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15.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

15.2 Equitable Remedies. A breach of the provisions of any of Sections 14.2, 14.3 or 14.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

15.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 14.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

15.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

15.5 Severability. The restrictions and obligations imposed by Sections 14.2, 14.3 and 14.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

15.6 Reform. In the event any of Sections 14.2, 14.3 and 14.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

15.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 14.2, 14.3 and 14.4.

15.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and

February 2009

to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

15.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Grant and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Grant to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16. Acceptance of Grant; PNC Right to Cancel. If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends on such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 16.

In the event that one or more record dates for dividends on PNC common stock occur after the Grant Date but before the date the Agreement is effective in accordance with this Section 16 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Agreement been effective and the Restricted Shares had been issued on the Grant Date. Any such amount will be payable in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees.

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IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:

Chairman and Chief Executive Officer

ATTEST:

By:

Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

February 2009

ANNEX A

CERTAIN DEFINITIONS

* * *

A.1 “Agreement” means the Restricted Stock Agreement between PNC and Grantee evidencing the Grant of the Restricted Shares Award to Grantee pursuant to the Plan.

A.2 “Anticipatory Termination.” If Grantee’s employment with the Corporation is terminated by the Corporation other than for Cause, death or Disability prior to the date on which a Change of Control occurs, and if it is reasonably demonstrated by Grantee that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or anticipation of a Change of Control, such a termination of employment is an “Anticipatory Termination.”

For purposes of this definition, “Cause” shall mean:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of

February 2009

conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

A.3 “Awarded Shares.” Provided that the Restricted Shares are then outstanding, Restricted Shares become “Awarded Shares” when all of the following have occurred: (a) the Three-Year Continued Employment Performance Goal has been achieved or is deemed to have been achieved pursuant to the terms of the Agreement; (b) the Restricted Period has terminated; and (c) if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2 of the Agreement, the terms of such suspension have been satisfied and the Restricted Shares have not been forfeited.

A.4 “Board” means the Board of Directors of PNC.

A.5 “Cause.” Except as otherwise provided in Section A.2, “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or one of its subsidiaries or (2) other written policy of PNC or a subsidiary, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or a subsidiary;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Except as otherwise provided in Section A.2, the cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of

February 2009

conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

A.6 “CEO” means the chief executive officer of PNC.

A.7 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section A.7(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section A.7(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly,

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more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

A.8 “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

A.9 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.13(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.10 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

A.11 “Corporation” means PNC and its Consolidated Subsidiaries.

A.12 “Designated Person” will be either: (a) the Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation; or (b) the Chief Human Resources Officer of PNC, if Grantee is not within one of the groups specified in Section A.12(a).

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A.13 “Detrimental Conduct” means, for purposes of the Agreement:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO (if Grantee was not such an executive officer), whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee, and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

A.14 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

A.15 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

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A.16 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

A.17 “Grant” means the Restricted Shares Award granted to Grantee pursuant to Section 2 of the Agreement and pursuant to which the Restricted Shares are issued to Grantee subject to the restrictions set forth in and the terms and conditions of the Agreement and the Plan.

A.18 “Grant Date” means the Grant Date set forth on page 1 of the Agreement and is the date as of which the Restricted Shares Award is authorized to be granted by the Committee or its delegate in accordance with the Plan.

A.19 “Grantee” means the person to whom the Restricted Stock Award is granted and the Restricted Shares are issued, and is identified as Grantee on page 1 of the Agreement.

A.20 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.21 “PNC” means The PNC Financial Services Group, Inc.

A.22 “Restricted Period” means, subject to early termination if so determined by the Committee or its delegate or pursuant to Section 7.6 of the Agreement, if applicable, the period from the Grant Date through (and including) the earlier of: (a) the date of Grantee’s death; (b) the day immediately preceding the day a Change of Control is deemed to have occurred; and (c) the day immediately preceding the third (3rd) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a) or Section 7.5(a) of the Agreement, if applicable.

A.23 “Retire” or “Retirement” means termination of Grantee’s employment with the Corporation at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause and, if the Committee or the CEO so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Grantee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

A.24 “Retiree” means a Grantee who has Retired.

A.25 “SEC” means the United States Securities and Exchange Commission.

A.26 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a

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subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

A.27 “Three-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or its delegate or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.5, Section 7.6, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the third (3rd) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change of Control is deemed to have occurred.

A.28 “Unvested Shares” means any Restricted Shares that are not Awarded Shares.

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Annual 25/25 Program – 20     Restricted Stock Grant

Continued Employment Performance Goal

Restricted Period: Three Years (100%)

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

RESTRICTED STOCK AGREEMENT

* * *

GRANTEE:	< name >

GRANT DATE:	, 20

SHARES:	< number of whole shares>

1. Definitions. Certain terms used in this Restricted Stock Agreement (the “Agreement”) are defined in Annex A (which is incorporated herein as part of the Agreement) or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Consolidated Subsidiaries.

2. Grant of Restricted Shares. Pursuant to The PNC Financial Services Group, Inc. 2006 Incentive Award Plan (the “Plan”), and subject to the terms and conditions of the Agreement, PNC hereby grants to the Grantee named above (“Grantee”) a Restricted Shares Award of the number of shares of PNC common stock set forth above, and, upon acceptance of the Grant by Grantee in accordance with Section 16, will cause the issuance of said shares to Grantee subject to the terms and conditions of the Agreement and the Plan.

The shares granted and issued to Grantee hereby as a Restricted Shares Award subject to the restrictions set forth in and the terms and conditions of the Agreement and the Plan are hereafter referred to as the “Restricted Shares.”

3. Terms of Grant. The Grant is subject to the following terms and conditions.

Restricted Shares will be subject to a Restricted Period as provided in Section A.22 of Annex A. Once issued in accordance with Section 16, Restricted Shares will be deposited with PNC or its designee, or credited to a book-entry account, during the term of the Restricted Period unless and until forfeited pursuant to the terms of the Agreement.

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Any certificate or certificates representing such Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 2006 Incentive Award Plan and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares deposited with PNC or its designee during the term of the Restricted Period that become Awarded Shares as provided in Section A.3 of Annex A will be released and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative pursuant to Section 9.

4. Rights as Shareholder. Except as provided in Section 6 and subject to Section 7.6(b), if applicable, and to Section 16, Grantee will have all the rights and privileges of a shareholder with respect to the Restricted Shares including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares awarded hereunder shall, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Unvested Shares shall be subject to the terms and conditions of the Agreement as if they were Restricted Shares.

6. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Unvested Shares may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, other than as may be required pursuant to Section 10.2, unless and until the Restricted Period terminates and the Awarded Shares are released and reissued by PNC pursuant to Section 9.

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(b) If Grantee is deceased at the time Restricted Shares become Awarded Shares, PNC will deliver such shares to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by the Committee.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

7. Forfeiture; Death; Qualifying Disability, Retirement, or DEAP Termination; Termination in Anticipation of Change of Control.

7.1 Forfeiture on Termination of Employment. Except as otherwise provided in and subject to the conditions of Section 7.3, Section 7.4(a), Section 7.5(a), Section 7.6(a), Section 7.7, Section 7.8, or Section 8, if applicable, in the event that Grantee’s employment with the Corporation terminates prior to the third (3rd) anniversary of the Grant Date, all Restricted Shares that are Unvested Shares on Grantee’s Termination Date will be forfeited by Grantee to PNC without payment of any consideration by PNC.

Upon forfeiture of Unvested Shares pursuant to the provisions of this Section 7.1 or the provisions of Section 7.2, Section 7.4(b), Section 7.5(b) or Section 7.6(c), neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in such Unvested Shares or any certificate or certificates representing such Unvested Shares.

7.2 Forfeiture for Detrimental Conduct. Unvested Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, will be forfeited by Grantee to PNC without payment of any consideration by PNC in the event that, at any time prior to the date such shares become Awarded Shares, PNC determines that Grantee has engaged in Detrimental Conduct; provided, however, that: (a) this Section 7.2 will not apply to Restricted Shares that remain outstanding after Grantee’s Termination Date pursuant to Section 7.3 or Section 7.7, if any; (b) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (c) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (d) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change of Control.

If any criminal charges are brought against Grantee alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation in an indictment or in other analogous formal charges commencing judicial criminal proceedings, the Committee may determine to suspend the vesting of the Restricted Shares, to the extent that the Restricted Shares are still outstanding and have not yet become Awarded Shares, or to require the escrow of the proceeds of the shares. Any such suspension or escrow is subject to the following restrictions:

(i) It may last only until the earliest to occur of the following:

(A) resolution of the criminal proceedings in a manner that constitutes Detrimental Conduct;

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(B) resolution of the criminal proceeding in one of the following ways: (1) the charges as they relate to such alleged felony have been dismissed (with or without prejudice), (2) Grantee has been acquitted of such alleged felony, or (3) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement; and

(C) termination of the suspension or escrow in the discretion of the Committee; and

(ii) It may be imposed only if the Committee makes reasonable provision for the retention or realization of the value of the Restricted Shares to Grantee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (i)(B) or (C) above.

7.3 Death. In the event of Grantee’s death while an employee of the Corporation and prior to the third (3rd) anniversary of the Grant Date, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate on the date of Grantee’s death.

The Restricted Shares which thereby become Awarded Shares will be released and reissued by PNC to, or at the proper direction of, Grantee’s legal representative pursuant to Section 9 as soon as administratively practicable following such date.

7.4 Qualifying Disability Termination.

(a) In the event Grantee’s employment with the Corporation is terminated prior to the third (3 rd) anniversary of the Grant Date by the Corporation by reason of Grantee’s Disability, Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.4(b), remain outstanding pending and subject to affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.4(a) by the Designated Person specified in Section A.12 of Annex A.

If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested

February 2009

Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee or its delegate, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.4(a), if applicable, the Designated Person has neither affirmatively approved nor specifically disapproved the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.5 Qualifying Retirement.

(a) In the event that Grantee Retires prior to the third (3rd) anniversary of the Grant Date, Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.5(b), remain outstanding pending and subject to affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.5(a) by the Designated Person specified in Section A.12 of Annex A.

February 2009

If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of:

(1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee or its delegate, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.5(a), if applicable, the Designated Person has neither affirmatively approved nor specifically disapproved the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.6 Qualifying DEAP Termination.

(a) In the event that Grantee’s employment with the Corporation is terminated prior to the third (3rd) anniversary of the Grant Date by the Corporation and Grantee is offered and has entered into the standard Waiver and Release Agreement with PNC or a Consolidated Subsidiary under an applicable PNC or Consolidated Subsidiary Displaced Employee Assistance Plan, or any successor plan by whatever name known (“DEAP”), or Grantee is offered and has entered into a similar waiver and release agreement between PNC or a Consolidated Subsidiary and Grantee pursuant to the terms of an agreement or arrangement entered into by PNC or a Consolidated Subsidiary and Grantee in lieu of or in addition to the DEAP, then Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.6(c), remain outstanding pending and subject to affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.6(a) by the Designated Person specified in Section A.12 of Annex A, provided that Grantee does not revoke such waiver and release agreement within the time for revocation of such waiver and release agreement by Grantee.

February 2009

If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd ) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee or its delegate, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) In the event that the record date for any dividend payable with respect to the Unvested Shares occurs on or after Grantee’s Termination Date but prior to the lapse of the time for revocation by Grantee of the waiver and release agreement specified in the first paragraph of Section 7.6(a), then such dividend will be held, without interest, pending and subject to satisfaction of the condition of Section 7.6(a) that Grantee enter into the offered waiver and release agreement and not revoke such waiver and release agreement within the time for revocation of such agreement by Grantee. In the event that this condition is not met, any dividend being held pending and subject to satisfaction of such condition will be forfeited by Grantee to PNC without payment of any consideration by PNC.

(c) If (i) Grantee does not enter into, or enters into but revokes, the waiver and release agreement specified in the first paragraph of Section 7.6(a) or (ii) the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to the non-revocation of, and the lapse of the time within which Grantee may revoke, such waiver and release agreement and pending and subject to affirmative approval of the vesting of such shares, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on the date such failure to satisfy the conditions of Section 7.6(a) occurs without payment of any consideration by PNC.

February 2009

If, by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.6(a), if applicable, such Unvested Shares are still outstanding but the Designated Person has neither affirmatively approved nor specifically disapproved the vesting of such shares, then all such Unvested Shares will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.7 Termination in Anticipation of a Change of Control. Notwithstanding anything in the Agreement to the contrary, if Grantee’s employment with the Corporation is terminated by the Corporation prior to the third (3rd) anniversary of the Grant Date and such termination is an Anticipatory Termination as defined in Section A.2 of Annex A, then: (i) the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period with respect to any then outstanding Unvested Shares will terminate as of the end of the day on the day immediately preceding Grantee’s Termination Date; and (ii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

7.8 Other Committee Authority. Prior to the third (3rd) anniversary of the Grant Date, the Committee or its delegate may in their sole discretion, but need not, determine that, with respect to some or all of Grantee’s outstanding Unvested Shares, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period with respect to such shares will terminate, all subject to such restrictions, terms or conditions as the Committee or its delegate may in their sole discretion determine.

8. Change of Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change of Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change of Control, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period will terminate with respect to all then outstanding Unvested Shares, if any, as of the day immediately preceding the Change of Control; (ii) if Grantee’s employment with the Corporation terminated prior to the occurrence of the Change of Control but the Unvested Shares remained outstanding after such termination of employment pursuant to Section 7.4, Section 7.5 or Section 7.6 and are still outstanding pending and subject to affirmative approval of the vesting of such shares by the Designated Person specified in Section A.12 of Annex A, then with respect to all Unvested Shares outstanding as of the day immediately preceding the Change of Control, such affirmative vesting approval will be deemed to have been given, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period will terminate, all as of the day immediately preceding the Change of Control, provided, however, in the case of Unvested Shares that remained outstanding post-employment solely pursuant to Section 7.6(a), that Grantee entered into and does not revoke the waiver and release agreement specified in Section 7.6(a); and (iii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

February 2009

9. Termination of Prohibitions; Payment to Legal Representative. Except as otherwise directed by the Committee pursuant to the suspension or escrow provisions of Section 7.2, if and to the extent applicable, following termination of the Restricted Period, PNC will release and issue or reissue the then outstanding whole Restricted Shares that have become Awarded Shares without the legend referred to in Section 3.

Upon release and issuance of shares that have become Awarded Shares in accordance with this Section 9, PNC or its designee will deliver such whole shares to, or at the proper direction of, Grantee or Grantee’s legal representative.

Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises, retain sufficient whole shares of PNC common stock from the shares granted pursuant to the Agreement to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection with the Restricted Shares. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises.

PNC will not retain more than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with the Restricted Shares. If Grantee desires to have an additional amount withheld above the required

February 2009

minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

11. Employment. Neither the granting and issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Committee or its delegate or under the authority of the Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties with respect to the subject matter hereof.

14. Grantee Covenants.

14.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 14 and 15 by virtue of receiving this grant of Restricted Shares (regardless of whether such shares ultimately become Awarded Shares); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

14.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 14.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

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(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 14.2 will no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

14.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

14.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to

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the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 14.4 shall be performed by Grantee without further compensation and will continue beyond the Termination Date.

15. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

15.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

15.2 Equitable Remedies. A breach of the provisions of any of Sections 14.2, 14.3 or 14.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

15.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 14.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

15.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

15.5 Severability. The restrictions and obligations imposed by Sections 14.2, 14.3 and 14.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

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15.6 Reform. In the event any of Sections 14.2, 14.3 and 14.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

15.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 14.2, 14.3 and 14.4.

15.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

15.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Grant and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Grant to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16. Acceptance of Grant; PNC Right to Cancel. If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective.

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Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends on such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 16.

In the event that one or more record dates for dividends on PNC common stock occur after the Grant Date but before the date the Agreement is effective in accordance with this Section 16 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Agreement been effective and the Restricted Shares had been issued on the Grant Date. Any such amount will be payable in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

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ANNEX A

CERTAIN DEFINITIONS

*  *  *

A.1 “Agreement” means the Restricted Stock Agreement between PNC and Grantee evidencing the Grant of the Restricted Shares Award to Grantee pursuant to the Plan.

A.2 “Anticipatory Termination.” If Grantee’s employment with the Corporation is terminated by the Corporation other than for Cause, death or Disability prior to the date on which a Change of Control occurs, and if it is reasonably demonstrated by Grantee that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or anticipation of a Change of Control, such a termination of employment is an “Anticipatory Termination.”

For purposes of this definition, Cause shall mean:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the

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particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

A.3 “Awarded Shares.” Provided that the Restricted Shares are then outstanding, Restricted Shares become “Awarded Shares” when all of the following have occurred: (a) the Three-Year Continued Employment Performance Goal has been achieved or is deemed to have been achieved pursuant to the terms of the Agreement; (b) the Restricted Period has terminated; and (c) if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2 of the Agreement, the terms of such suspension have been satisfied and the Restricted Shares have not been forfeited.

A.4 “Board” means the Board of Directors of PNC.

A.5 “Cause.” Except as otherwise provided in Section A.2, “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or one of its subsidiaries or (2) other written policy of PNC or a subsidiary, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or a subsidiary;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Except as otherwise provided in Section A.2, the cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

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A.6 “CEO” means the chief executive officer of PNC.

A.7 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section A.7(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section A.7(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate

February 2009

entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

A.8 “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

A.9 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.13(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.10 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

A.11 “Corporation” means PNC and its Consolidated Subsidiaries.

A.12 “Designated Person” will be either: (a) the Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation; or (b) the Chief Human Resources Officer of PNC, if Grantee is not within one of the groups specified in Section A.12(a).

A.13 “Detrimental Conduct” means, for purposes of the Agreement:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

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(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO (if Grantee was not such an executive officer), whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee, and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

A.14 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

A.15 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

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A.16 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

A.17 “Grant” means the Restricted Shares Award granted to Grantee pursuant to Section 2 of the Agreement and pursuant to which the Restricted Shares are issued to Grantee subject to the restrictions set forth in and the terms and conditions of the Agreement and the Plan.

A.18 “Grant Date” means the Grant Date set forth on page 1 of the Agreement and is the date as of which the Restricted Shares Award is authorized to be granted by the Committee or its delegate in accordance with the Plan.

A.19 “Grantee” means the person to whom the Restricted Stock Award is granted and the Restricted Shares are issued, and is identified as Grantee on page 1 of the Agreement.

A.20 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.21 “PNC” means The PNC Financial Services Group, Inc.

A.22 “Restricted Period” means, subject to early termination if so determined by the Committee or its delegate or pursuant to Section 7.7 of the Agreement, if applicable, the period from the Grant Date through (and including) the earlier of: (a) the date of Grantee’s death; (b) the day immediately preceding the day a Change of Control is deemed to have occurred; and (c) the day immediately preceding the third (3rd) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a), Section 7.5(a) or Section 7.6(a) of the Agreement, if applicable.

A.23 “Retire” or “Retirement” means termination of Grantee’s employment with the Corporation at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause and, if the Committee or the CEO so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Grantee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

A.24 “Retiree” means a Grantee who has Retired.

A.25 “SEC” means the United States Securities and Exchange Commission.

A.26 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a

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subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

A.27 “Three-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or its delegate or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.5, Section 7.6, Section 7.7, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the third (3rd) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change of Control is deemed to have occurred.

A.28 “Unvested Shares” means any Restricted Shares that are not Awarded Shares.

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Restricted Stock Grant

Continued Employment Performance Goal

Restricted Period: Three Years (100%)

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

RESTRICTED STOCK AGREEMENT

* * *

GRANTEE:	< name >

GRANT DATE:	, 20

SHARES:	< number of whole shares>

1. Definitions. Certain terms used in this Restricted Stock Agreement (the “Agreement”) are defined in Annex A (which is incorporated herein as part of the Agreement) or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Consolidated Subsidiaries.

2. Grant of Restricted Shares. Pursuant to The PNC Financial Services Group, Inc. 2006 Incentive Award Plan (the “Plan”), and subject to the terms and conditions of the Agreement, PNC hereby grants to the Grantee named above (“Grantee”) a Restricted Shares Award of the number of shares of PNC common stock set forth above, and, upon acceptance of the Grant by Grantee in accordance with Section 16, will cause the issuance of said shares to Grantee subject to the terms and conditions of the Agreement and the Plan.

The shares granted and issued to Grantee hereby as a Restricted Shares Award subject to the restrictions set forth in and the terms and conditions of the Agreement and the Plan are hereafter referred to as the “Restricted Shares.”

3. Terms of Grant. The Grant is subject to the following terms and conditions.

Restricted Shares will be subject to a Restricted Period as provided in Section A.22 of Annex A. Once issued in accordance with Section 16, Restricted Shares will be deposited with PNC or its designee, or credited to a book-entry account, during the term of the Restricted Period unless and until forfeited pursuant to the terms of the Agreement.

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Any certificate or certificates representing such Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 2006 Incentive Award Plan and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares deposited with PNC or its designee during the term of the Restricted Period that become Awarded Shares as provided in Section A.3 of Annex A will be released and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative pursuant to Section 9.

4. Rights as Shareholder. Except as provided in Section 6 and subject to Section 7.6(b), if applicable, and to Section 16, Grantee will have all the rights and privileges of a shareholder with respect to the Restricted Shares including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares awarded hereunder shall, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Unvested Shares shall be subject to the terms and conditions of the Agreement as if they were Restricted Shares.

6. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Unvested Shares may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, other than as may be required pursuant to Section 10.2, unless and until the Restricted Period terminates and the Awarded Shares are released and reissued by PNC pursuant to Section 9.

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(b) If Grantee is deceased at the time Restricted Shares become Awarded Shares, PNC will deliver such shares to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by the Committee.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

7. Forfeiture; Death; Qualifying Disability, Retirement, or DEAP Termination; Termination in Anticipation of Change of Control.

7.1 Forfeiture on Termination of Employment. Except as otherwise provided in and subject to the conditions of Section 7.3, Section 7.4(a), Section 7.5(a), Section 7.6(a), Section 7.7, Section 7.8, or Section 8, if applicable, in the event that Grantee’s employment with the Corporation terminates prior to the third (3rd) anniversary of the Grant Date, all Restricted Shares that are Unvested Shares on Grantee’s Termination Date will be forfeited by Grantee to PNC without payment of any consideration by PNC.

Upon forfeiture of Unvested Shares pursuant to the provisions of this Section 7.1 or the provisions of Section 7.2, Section 7.4(b), Section 7.5(b) or Section 7.6(c), neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in such Unvested Shares or any certificate or certificates representing such Unvested Shares.

7.2 Forfeiture for Detrimental Conduct. Unvested Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, will be forfeited by Grantee to PNC without payment of any consideration by PNC in the event that, at any time prior to the date such shares become Awarded Shares, PNC determines that Grantee has engaged in Detrimental Conduct; provided, however, that: (a) this Section 7.2 will not apply to Restricted Shares that remain outstanding after Grantee’s Termination Date pursuant to Section 7.3 or Section 7.7, if any; (b) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (c) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (d) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change of Control.

If any criminal charges are brought against Grantee alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation in an indictment or in other analogous formal charges commencing judicial criminal proceedings, the Committee may determine to suspend the vesting of the Restricted Shares, to the extent that the Restricted Shares are still outstanding and have not yet become Awarded Shares, or to require the escrow of the proceeds of the shares. Any such suspension or escrow is subject to the following restrictions:

(i) It may last only until the earliest to occur of the following:

(A) resolution of the criminal proceedings in a manner that constitutes Detrimental Conduct;

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(B) resolution of the criminal proceeding in one of the following ways: (1) the charges as they relate to such alleged felony have been dismissed (with or without prejudice), (2) Grantee has been acquitted of such alleged felony, or (3) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement; and

(C) termination of the suspension or escrow in the discretion of the Committee; and

(ii) It may be imposed only if the Committee makes reasonable provision for the retention or realization of the value of the Restricted Shares to Grantee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (i)(B) or (C) above.

7.3 Death. In the event of Grantee’s death while an employee of the Corporation and prior to the third (3rd) anniversary of the Grant Date, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate on the date of Grantee’s death.

The Restricted Shares which thereby become Awarded Shares will be released and reissued by PNC to, or at the proper direction of, Grantee’s legal representative pursuant to Section 9 as soon as administratively practicable following such date.

7.4 Qualifying Disability Termination.

(a) In the event Grantee’s employment with the Corporation is terminated prior to the third (3 rd) anniversary of the Grant Date by the Corporation by reason of Grantee’s Disability, Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.4(b), remain outstanding pending and subject to affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.4(a) by the Designated Person specified in Section A.12 of Annex A.

If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90 th) day following the third (3rd) anniversary of the Grant

February 2009

Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee or its delegate, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.4(a), if applicable, the Designated Person has neither affirmatively approved nor specifically disapproved the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.5 Qualifying Retirement.

(a) In the event that Grantee Retires prior to the third (3rd) anniversary of the Grant Date, Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.5(b), remain outstanding pending and subject to affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.5(a) by the Designated Person specified in Section A.12 of Annex A.

If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee or

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its delegate, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.5(a), if applicable, the Designated Person has neither affirmatively approved nor specifically disapproved the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

7.6 Qualifying DEAP Termination.

(a) In the event that Grantee’s employment with the Corporation is terminated prior to the third (3rd) anniversary of the Grant Date by the Corporation and Grantee is offered and has entered into the standard Waiver and Release Agreement with PNC or a Consolidated Subsidiary under an applicable PNC or Consolidated Subsidiary Displaced Employee Assistance Plan, or any successor plan by whatever name known (“DEAP”), or Grantee is offered and has entered into a similar waiver and release agreement between PNC or a Consolidated Subsidiary and Grantee pursuant to the terms of an agreement or arrangement entered into by PNC or a Consolidated Subsidiary and Grantee in lieu of or in addition to the DEAP, then Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.6(c), remain outstanding pending and subject to affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.6(a) by the Designated Person specified in Section A.12 of Annex A, provided that Grantee does not revoke such waiver and release agreement within the time for revocation of such waiver and release agreement by Grantee.

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If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the third (3rd) anniversary of the Grant Date, then the Restricted Period will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd ) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee or its delegate, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the Restricted Period, including any extension of the Restricted Period, if applicable, then the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of the Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) In the event that the record date for any dividend payable with respect to the Unvested Shares occurs on or after Grantee’s Termination Date but prior to the lapse of the time for revocation by Grantee of the waiver and release agreement specified in the first paragraph of Section 7.6(a), then such dividend will be held, without interest, pending and subject to satisfaction of the condition of Section 7.6(a) that Grantee enter into the offered waiver and release agreement and not revoke such waiver and release agreement within the time for revocation of such agreement by Grantee. In the event that this condition is not met, any dividend being held pending and subject to satisfaction of such condition will be forfeited by Grantee to PNC without payment of any consideration by PNC.

(c) If (i) Grantee does not enter into, or enters into but revokes, the waiver and release agreement specified in the first paragraph of Section 7.6(a) or (ii) the Designated Person disapproves the vesting of the Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to the non-revocation of, and the lapse of the time within which Grantee may revoke, such waiver and release agreement and pending and subject to affirmative approval of the vesting of such shares, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on the date such failure to satisfy the conditions of Section 7.6(a) occurs without payment of any consideration by PNC.

If, by the end of the Restricted Period, including any extension of the Restricted Period pursuant to the second paragraph of Section 7.6(a), if applicable, such Unvested Shares are still outstanding but the Designated Person has neither affirmatively approved nor specifically disapproved the vesting of such shares, then all such Unvested Shares will be forfeited by Grantee to PNC at the close of business on the last day of the Restricted Period without payment of any consideration by PNC.

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7.7 Termination in Anticipation of a Change of Control. Notwithstanding anything in the Agreement to the contrary, if Grantee’s employment with the Corporation is terminated by the Corporation prior to the third (3rd) anniversary of the Grant Date and such termination is an Anticipatory Termination as defined in Section A.2 of Annex A, then: (i) the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period with respect to any then outstanding Unvested Shares will terminate as of the end of the day on the day immediately preceding Grantee’s Termination Date; and (ii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

7.8 Other Committee Authority. Prior to the third (3rd) anniversary of the Grant Date, the Committee or its delegate may in their sole discretion, but need not, determine that, with respect to some or all of Grantee’s outstanding Unvested Shares, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period with respect to such shares will terminate, all subject to such restrictions, terms or conditions as the Committee or its delegate may in their sole discretion determine.

8. Change of Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change of Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change of Control, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved and the Restricted Period will terminate with respect to all then outstanding Unvested Shares, if any, as of the day immediately preceding the Change of Control; (ii) if Grantee’s employment with the Corporation terminated prior to the occurrence of the Change of Control but the Unvested Shares remained outstanding after such termination of employment pursuant to Section 7.4, Section 7.5 or Section 7.6 and are still outstanding pending and subject to affirmative approval of the vesting of such shares by the Designated Person specified in Section A.12 of Annex A, then with respect to all Unvested Shares outstanding as of the day immediately preceding the Change of Control, such affirmative vesting approval will be deemed to have been given, the Three-Year Continued Employment Performance Goal will be deemed to have been achieved, and the Restricted Period will terminate, all as of the day immediately preceding the Change of Control, provided, however, in the case of Unvested Shares that remained outstanding post-employment solely pursuant to Section 7.6(a), that Grantee entered into and does not revoke the waiver and release agreement specified in Section 7.6(a); and (iii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

9. Termination of Prohibitions; Payment to Legal Representative. Except as otherwise directed by the Committee pursuant to the suspension or escrow provisions of Section 7.2, if and to the extent applicable, following termination of the Restricted Period, PNC will release and issue or reissue the then outstanding whole Restricted Shares that have become Awarded Shares without the legend referred to in Section 3.

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Upon release and issuance of shares that have become Awarded Shares in accordance with this Section 9, PNC or its designee will deliver such whole shares to, or at the proper direction of, Grantee or Grantee’s legal representative.

Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises, retain sufficient whole shares of PNC common stock from the shares granted pursuant to the Agreement to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection with the Restricted Shares. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises.

PNC will not retain more than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with the Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical

February 2009

delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

11. Employment. Neither the granting and issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Committee or its delegate or under the authority of the Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties with respect to the subject matter hereof.

14. Grantee Covenants.

14.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 14 and 15 by virtue of receiving this grant of Restricted Shares (regardless of whether such shares ultimately become Awarded Shares); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

14.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 14.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

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(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 14.2 will no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

14.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

14.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its

February 2009

designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 14.4 shall be performed by Grantee without further compensation and will continue beyond the Termination Date.

15. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

15.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

15.2 Equitable Remedies. A breach of the provisions of any of Sections 14.2, 14.3 or 14.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

15.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 14.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

15.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

15.5 Severability. The restrictions and obligations imposed by Sections 14.2, 14.3 and 14.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

15.6 Reform. In the event any of Sections 14.2, 14.3 and 14.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as

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to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

15.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 14.2, 14.3 and 14.4.

15.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

15.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Grant and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Grant to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16. Acceptance of Grant; PNC Right to Cancel. If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends on such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 16.

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In the event that one or more record dates for dividends on PNC common stock occur after the Grant Date but before the date the Agreement is effective in accordance with this Section 16 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Agreement been effective and the Restricted Shares had been issued on the Grant Date. Any such amount will be payable in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

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ANNEX A

CERTAIN DEFINITIONS

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A.1 “Agreement” means the Restricted Stock Agreement between PNC and Grantee evidencing the Grant of the Restricted Shares Award to Grantee pursuant to the Plan.

A.2 “Anticipatory Termination.” If Grantee’s employment with the Corporation is terminated by the Corporation other than for Cause, death or Disability prior to the date on which a Change of Control occurs, and if it is reasonably demonstrated by Grantee that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or anticipation of a Change of Control, such a termination of employment is an “Anticipatory Termination.”

For purposes of this definition, Cause shall mean:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the

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particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

A.3 “Awarded Shares.” Provided that the Restricted Shares are then outstanding, Restricted Shares become “Awarded Shares” when all of the following have occurred: (a) the Three-Year Continued Employment Performance Goal has been achieved or is deemed to have been achieved pursuant to the terms of the Agreement; (b) the Restricted Period has terminated; and (c) if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2 of the Agreement, the terms of such suspension have been satisfied and the Restricted Shares have not been forfeited.

A.4 “Board” means the Board of Directors of PNC.

A.5 “Cause.” Except as otherwise provided in Section A.2, “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or one of its subsidiaries or (2) other written policy of PNC or a subsidiary, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or a subsidiary;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Except as otherwise provided in Section A.2, the cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

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A.6 “CEO” means the chief executive officer of PNC.

A.7 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section A.7(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section A.7(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate

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entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

A.8 “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

A.9 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.13(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.10 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

A.11 “Corporation” means PNC and its Consolidated Subsidiaries.

A.12 “Designated Person” will be either: (a) the Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation; or (b) the Chief Human Resources Officer of PNC, if Grantee is not within one of the groups specified in Section A.12(a).

A.13 “Detrimental Conduct” means, for purposes of the Agreement:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

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(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO (if Grantee was not such an executive officer), whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee, and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

A.14 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

A.15 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

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A.16 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

A.17 “Grant” means the Restricted Shares Award granted to Grantee pursuant to Section 2 of the Agreement and pursuant to which the Restricted Shares are issued to Grantee subject to the restrictions set forth in and the terms and conditions of the Agreement and the Plan.

A.18 “Grant Date” means the Grant Date set forth on page 1 of the Agreement and is the date as of which the Restricted Shares Award is authorized to be granted by the Committee or its delegate in accordance with the Plan.

A.19 “Grantee” means the person to whom the Restricted Stock Award is granted and the Restricted Shares are issued, and is identified as Grantee on page 1 of the Agreement.

A.20 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.21 “PNC” means The PNC Financial Services Group, Inc.

A.22 “Restricted Period” means, subject to early termination if so determined by the Committee or its delegate or pursuant to Section 7.7 of the Agreement, if applicable, the period from the Grant Date through (and including) the earlier of: (a) the date of Grantee’s death; (b) the day immediately preceding the day a Change of Control is deemed to have occurred; and (c) the day immediately preceding the third (3rd) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a), Section 7.5(a) or Section 7.6(a) of the Agreement, if applicable.

A.23 “Retire” or “Retirement” means termination of Grantee’s employment with the Corporation at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause and, if the Committee or the CEO so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Grantee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

A.24 “Retiree” means a Grantee who has Retired.

A.25 “SEC” means the United States Securities and Exchange Commission.

A.26 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a

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subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

A.27 “Three-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or its delegate or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.5, Section 7.6, Section 7.7, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the third (3rd) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change of Control is deemed to have occurred.

A.28 “Unvested Shares” means any Restricted Shares that are not Awarded Shares.

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THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

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CASH-PAYABLE RESTRICTED SHARE UNITS AGREEMENT

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GRANTEE:	[Name]

GRANT DATE:	, 20

SHARE UNITS:	[Number]

1. Definitions. Certain terms used in this Cash-Payable Restricted Share Units Agreement (the “Agreement”) are defined in Annex A (which is incorporated herein as part of the Agreement) or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Consolidated Subsidiaries.

2. Grant of Restricted Share Units with Dividend Equivalents. Pursuant to The PNC Financial Services Group, Inc. 2006 Incentive Award Plan (the “Plan”), and subject to the terms and conditions of the Agreement, PNC hereby grants to the Grantee named above (“Grantee”) an Award of Restricted Share Units (“Restricted Share Units”) of the number of share units of PNC common stock set forth above, together with Dividend Equivalents (“Dividend Equivalents”), payable in cash, with respect to the same number of shares of PNC common stock as the number of share units set forth above, all subject to acceptance of the Grant by Grantee in accordance with Section 15 and subject to the terms and conditions of the Agreement and the Plan.

3. Terms of Grant. The Grant is subject to the following terms and conditions.

Restricted Share Units and Dividend Equivalents are not transferable. The Restricted Share Units and ongoing Dividend Equivalents are subject to forfeiture pursuant to the terms and conditions of the Agreement prior to vesting; provided, however, that there shall be no forfeiture of Dividend Equivalents with respect to dividend payment dates that occur prior to a forfeiture of the Restricted Share Units.

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Restricted Share Units that vest in accordance with the terms of Section 6 will be settled pursuant to and in accordance with the terms of that Section. Unvested Share Units that are forfeited by Grantee pursuant to and in accordance with the terms of Section 5 will be cancelled without payment of any consideration by PNC.

The right to ongoing Dividend Equivalents is granted in connection with the Restricted Share Units and therefore shall terminate, without payment of any consideration by PNC, upon the settlement of Vested Share Units or the cancellation of Unvested Share Units, whichever is applicable.

4. Dividend Equivalents. From and after the Grant Date until such time as the Restricted Share Units are either (i) settled pursuant to and in accordance with the terms of Section 6 or (ii) cancelled upon forfeiture in accordance with the terms of Section 5, the Corporation will make cash payments to Grantee equivalent to the amounts of the quarterly cash dividends Grantee would have received, if any, had the Restricted Share Units been shares of PNC common stock issued and outstanding on the record dates for cash dividends on PNC common stock that occur during such period.

The Corporation will make such payments to Grantee pursuant to this Section 4 each quarter following the dividend payment date that relates to each such record date, if any. Such amounts shall be paid in cash in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees within 30 days after the applicable dividend payment date.

Termination or cancellation of these Dividend Equivalents will have no effect on cash payments made pursuant to this Section 4 prior to such termination or cancellation.

If these Dividend Equivalents terminate because the Restricted Share Units have been settled pursuant to and in accordance with the terms of Section 6 and such termination occurs after the dividend record date for a quarter but before the related dividend payment date, the Corporation will nonetheless make such a quarterly dividend equivalent payment to Grantee with respect to that record date, if any.

5. Forfeiture Events.

(a) Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to the 3rd anniversary of the Grant Date and prior to the occurrence of a Change in Control, if any, all Restricted Share Units that are Unvested Share Units on Grantee’s Termination Date, together with all Dividend Equivalents granted hereunder in connection with such Restricted Share Units, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

(b) Competitive Activities. Unvested Share Units that would otherwise remain outstanding after Grantee’s Termination Date, if any, together with all Dividend Equivalents granted hereunder in connection with such Restricted Share Units, will be

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forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC in the event that, at any time prior to the date such units vest in accordance with Section 6, PNC, by PNC’s Designated Person, determines in its sole discretion that Grantee has engaged in Competitive Activities; provided, however, that no determination that Grantee has engaged in Competitive Activities may be made on or after the date of Grantee’s death or on or after the date of a Change in Control.

For purposes of this Section 5(b), “Competitive Activities” shall mean any participation in, employment by, ownership of any equity interest exceeding 1% in, or promotion or organization of, any Person (other than PNC or any of its subsidiaries) engaged in financial services activities, including but not limited to a bank, bank affiliate, broker, dealer, or hedge fund, whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

(c) Upon forfeiture and cancellation pursuant to the provisions of this Section 5 of Unvested Share Units and Dividend Equivalents granted in connection with such Restricted Share Units, the Grant will terminate and neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in such Unvested Share Units or Dividend Equivalents.

6. Vesting; Cash Settlement of Vested Share Units.

(a) Vesting. For the purpose of determining the vesting date applicable to each portion of the Grant, the Restricted Share Units are divided into three “Tranches” as follows: (1) 1/3 of the share units (rounded down to the nearest whole share unit) are in the First Tranche of the Restricted Share Units; (2) another 1/3 of the share units (rounded down to the nearest whole share unit) are in the Second Tranche of the Restricted Share Units; and (3) the remaining share units are in the Third Tranche of the Restricted Share Units.

Unless Unvested Share Units have been forfeited pursuant to the terms of Section 5, Grantee’s Unvested Share Units will vest upon the earliest to occur of the following:

(i)

the 1st anniversary of the Grant Date in the case of the First Tranche share units, the 2nd anniversary of the Grant Date in the case of the Second Tranche share units, and the 3rd anniversary of the Grant Date in the case of the Third Tranche share units, respectively;

(ii)	the date of Grantee’s death; and

(iii)	the occurrence of a Change in Control.

(b) Settlement. Vested Share Units will be settled at the time set forth in this Section 6(b) by the payment to Grantee of cash in an amount equal to the number of Vested Share Units being settled multiplied by the Fair Market Value of a share of PNC common stock on the settlement date.

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Payment will be made to Grantee with respect to the settlement of Vested Share Units as soon as practicable, but in no event later than 30 days, following the settlement date, which shall be the earliest to occur of the following:

(i)	the 1st, 2nd, or 3rd anniversary of the Grant Date, as the case may be, with respect to the First, Second or Third Tranche of the Restricted Share Units, as applicable;

(ii)	the date of Grantee’s death; and

(iii)	the occurrence of a Change in Control, but only if said Change in Control also qualifies as a Change in Control under Internal Revenue Code Section 409A and any regulations, revenue procedures or revenue rulings issued by the Secretary of the United States Treasury applicable to such Section 409A.

7. No Rights as Shareholder. Grantee will have no rights as a shareholder of PNC by virtue of this Grant.

8. Capital Adjustments. Upon the occurrence of a corporate transaction or transaction (including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (each, a “Corporate Transaction”)), the Compensation Committee shall make those adjustments, if any, in the number, class or kind of Restricted Share Units and related Dividend Equivalents then outstanding under the Grant that it deems appropriate in its discretion to reflect the Corporate Transaction(s) such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transaction or Transactions, including without limitation measuring the value per share unit by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporation Transaction.

All determinations hereunder shall be made by the Compensation Committee in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

9. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Unvested Restricted Share Units and Dividend Equivalents may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered.

(b) If Grantee is deceased at the time Restricted Share Units vest and are settled in accordance with the terms of Section 6, such payment will be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

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(c) Any payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

10. Withholding Taxes.

Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from any amounts then payable hereunder to Grantee.

If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection herewith, no additional withholding may be made.

11. Employment. Neither the granting of the Restricted Share Units with Dividend Equivalents nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Compensation Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties with respect to the subject matter hereof.

14. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

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14.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

14.2 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

14.3 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

15. Acceptance of Grant; PNC Right to Cancel. If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective.

In the event that one or more record dates for dividends on PNC common stock occur after the Grant Date but before the date the Agreement is effective in accordance with this Section 15, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the dividend equivalent payment Grantee would have received had the Agreement been effective and the Restricted Share Units been outstanding on the Grant Date.

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IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

February 2009

ANNEX A

CERTAIN DEFINITIONS

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A.1 “Agreement” means the Cash-Payable Restricted Share Units Agreement between PNC and Grantee evidencing the Grant of the Restricted Share Units with Dividend Equivalents to Grantee pursuant to the Plan.

A.2 “Board” means the Board of Directors of PNC.

A.3 “Cause” shall mean, for purposes of the Agreement:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or one of its subsidiaries or (2) other written policy of PNC or a subsidiary, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or a subsidiary;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the Designated Person determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

A.4 “Change in Control” means a change of control of PNC of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of

February 2009

Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not PNC is then subject to such reporting requirement; provided, however, that without limitation, a Change in Control will be deemed to have occurred if:

(a) any Person, excluding employee benefits plans of the Corporation, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of PNC representing 20% or more of the combined voting power of PNC’s then outstanding securities; provided, however, that such an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of such voting power will not be considered a Change in Control if the Board approves such acquisition either prior to or immediately after its occurrence;

(b) PNC consummates a merger, consolidation, share exchange, division or other reorganization or transaction of PNC (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of PNC outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 60% of the combined voting power immediately after such Fundamental Transaction of (1) PNC’s outstanding securities, (2) the surviving entity’s outstanding securities, or (3) in the case of a division, the outstanding securities of each entity resulting from the division;

(c) the shareholders of PNC approve a plan of complete liquidation or winding-up of PNC or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of PNC’s assets;

(d) as a result of a proxy contest, individuals who prior to the conclusion thereof constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders in connection with such proxy contest was approved by a vote of at least 2/3rds of the directors then still in office who were directors prior to such proxy contest) cease to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied);

(e) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by PNC’s shareholders was approved by a vote of at least 2/3rds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); or

(f) the Board determines that a Change in Control has occurred.

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Notwithstanding anything to the contrary herein, a divestiture or spin-off of a subsidiary or division of PNC or any of its subsidiaries will not by itself constitute a Change in Control.

A.5 “Compensation Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

A.6 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

A.7 “Corporation” means PNC and its Consolidated Subsidiaries.

A.8 “Designated Person” shall mean PNC’s CEO or any other executive officer of PNC.

A.9 “Exchange Act” means the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder.

A.10 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

A.11 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

A.12 “Grant” means the Award of Restricted Share Units with Dividend Equivalents granted to Grantee pursuant to Section 2 of the Agreement.

A.13 “Grant Date” means the Grant Date set forth on page 1 of the Agreement and is the date as of which the Restricted Share Units with Dividend Equivalents are authorized to be granted by the Compensation Committee or its delegate in accordance with the Plan.

A.14 “Grantee” means the person to whom the Award of Restricted Share Units with Dividend Equivalents is granted, and is identified as Grantee on page 1 of the Agreement.

A.15 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

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A.16 “Person” has the meaning given in Section 3(a)(9) of the Exchange Act and also includes any syndicate or group deemed to be a person under Section 13(d)(3) of the Exchange Act.

A.17 “PNC” means The PNC Financial Services Group, Inc.

A.18 “SEC” means the United States Securities and Exchange Commission.

A.19 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

A.20 “Unvested Share Units” means any Restricted Share Units that have not vested in accordance with the terms of Section 6 of the Agreement.

A.21 “Vested Share Units.” Provided that the Restricted Share Units have not been forfeited pursuant to the terms of Section 5 of the Agreement and are then outstanding, Restricted Share Units will vest in accordance with the terms of Section 6 of the Agreement. Restricted Share Units that have vested and become Vested Share Units are no longer subject to forfeiture under the terms of the Agreement.

February 2009

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

CASH-PAYABLE RESTRICTED SHARE UNITS AGREEMENT

* * *

GRANTEE:	[Name]

GRANT DATE:	, 20

SHARE UNITS:	[Whole Number] share units

1. Definitions. Certain terms used in this Cash-Payable Restricted Share Units Agreement (the “Agreement”) are defined in Annex A (which is incorporated herein as part of the Agreement) or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Consolidated Subsidiaries.

2. Grant of Restricted Share Units with Dividend Equivalents. Pursuant to The PNC Financial Services Group, Inc. 2006 Incentive Award Plan (the “Plan”), and subject to the terms and conditions of the Agreement, PNC grants to the Grantee named above (“Grantee”) an award of Restricted Share Units (“Restricted Share Units”) of the number of share units of PNC common stock set forth above, together with Dividend Equivalents (“Dividend Equivalents”), payable in cash, with respect to the same number of shares of PNC common stock as the number of share units set forth above (together, the “Award”), all subject to acceptance of the Award by Grantee in accordance with Section 16 and subject to the terms and conditions of the Agreement and the Plan.

3. Terms of Award. The Award is subject to the following terms and conditions.

Restricted Share Units and Dividend Equivalents are not transferable. The Restricted Share Units and ongoing Dividend Equivalents are subject to forfeiture pursuant to the terms and conditions of the Agreement prior to vesting; provided, however, that there shall be no forfeiture of Dividend Equivalents with respect to dividend payment dates that occur prior to a forfeiture of the Restricted Share Units to which they relate.

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Restricted Share Units that vest in accordance with the terms of Section 6 will be settled pursuant to and in accordance with the terms of that Section. Unvested Share Units that are forfeited by Grantee pursuant to and in accordance with the terms of Section 5 will be cancelled without payment of any consideration by PNC.

The right to ongoing Dividend Equivalents is granted in connection with the Restricted Share Units and therefore shall terminate, without payment of any consideration by PNC, upon the settlement of Vested Share Units or the cancellation of Unvested Share Units, whichever is applicable.

4. Dividend Equivalents. From and after the Grant Date until such time as the Restricted Share Units granted in connection with such Dividend Equivalents are either (i) settled pursuant to and in accordance with the terms of Section 6 or (ii) cancelled upon forfeiture in accordance with the terms of Section 5, the Corporation will make cash payments to Grantee equivalent to the amounts of the quarterly cash dividends Grantee would have received, if any, had the Restricted Share Units to which such Dividend Equivalents relate been shares of PNC common stock issued and outstanding on the record dates for cash dividends on PNC common stock that occur during such period.

The Corporation will make such payments to Grantee pursuant to this Section 4 each quarter following the dividend payment date that relates to each such record date, if any. Such amounts shall be paid in cash in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees within 30 days after the applicable dividend payment date.

Termination or cancellation of Dividend Equivalents will have no effect on cash payments made pursuant to this Section 4 prior to such termination or cancellation.

If the right to ongoing Dividend Equivalents terminates because the Restricted Share Units to which they relate have been settled pursuant to and in accordance with the terms of Section 6 and such termination occurs after the dividend record date for a quarter but before the related dividend payment date, the Corporation will nonetheless make such a quarterly dividend equivalent payment to Grantee with respect to that record date, if any.

5. Forfeiture Events.

5.1 Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to [date], all Restricted Share Units that are Unvested Share Units on Grantee’s Termination Date, together with the right to Dividend Equivalents granted in connection with such Restricted Share Units, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC; provided, however, this Section 5.1 shall only apply if the Termination Date occurs prior to the occurrence of a Change of Control, if any.

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5.2 Termination Other than for Death or Disability. In the event that Grantee’s employment with the Corporation terminates prior to [date] for any reason other than (i) Grantee’s death or (ii) termination of Grantee’s employment by the Corporation by reason of Grantee’s Disability, all Restricted Share Units that are Unvested Share Units on Grantee’s Termination Date, together with the right to Dividend Equivalents granted in connection with such Restricted Share Units, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC; provided, however, this Section 5.2 shall only apply if the Termination Date occurs prior to the occurrence of a Change of Control, if any.

5.3 Detrimental Conduct. Unvested Share Units that would otherwise remain outstanding after Grantee’s Termination Date, if any, together with the right to Dividend Equivalents granted in connection with such Restricted Share Units, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC in the event that, at any time prior to the date such units vest in accordance with Section 6, PNC, by PNC’s Designated Person, determines in its sole discretion that Grantee has engaged in Detrimental Conduct; provided, however, that no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death or on or after the date of a Change of Control.

5.4 Judicial Criminal Proceedings. If any criminal charges are brought against Grantee alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation in an indictment or in other analogous formal charges commencing judicial criminal proceedings, then to the extent that the Restricted Share Units are still outstanding and have not yet vested, the vesting of the Unvested Share Units shall be automatically suspended.

Such suspension of vesting shall continue until the earliest to occur of the following:

(1) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation;

(2) resolution of the criminal proceedings in one of the following ways: (i) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (ii) Grantee has been acquitted of such alleged felony; or (iii) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

(3) Grantee’s death; or

February 2009

(4) the occurrence of a Change of Control.

If the suspension is terminated by the occurrence of an event set forth in clause (1) above, the Restricted Share Units, together with all Dividend Equivalents granted in connection with such Restricted Share Units, will, upon such occurrence, be automatically forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

If the suspension is terminated by the occurrence of an event set forth in clause (2), (3) or (4) above, vesting and settlement shall proceed in accordance with Section 6, as applicable.

5.5 Termination of Award Upon Forfeiture of Units. The Award will terminate, and neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in the Restricted Share Units or the related right to Dividend Equivalents evidenced by the Agreement, upon forfeiture and cancellation pursuant to the provisions of Section 5 of such Restricted Share Units and related right to Dividend Equivalents.

6. Vesting; Cash Settlement of Vested Share Units.

6.1 Vesting. Unless Unvested Share Units have been forfeited pursuant to the provisions of Section 5, Grantee’s Unvested Share Units will vest upon the earliest to occur of the following:

(i)	[date] or, if later, on the date as of which any suspension imposed pursuant to Section 5.4 is lifted and the units vest, as applicable;

(ii)	Grantee’s death; and

(iii)	the occurrence of a Change of Control.

6.2 Settlement. Vested Share Units will be settled at the time set forth in this Section 6.2 by the payment to Grantee of cash in an amount equal to the number of Vested Share Units being settled multiplied by the Fair Market Value of a share of PNC common stock on the settlement date or as otherwise determined pursuant to Section 8 if applicable.

Payment will be made to Grantee with respect to the settlement of Vested Share Units as soon as practicable, but in no event later than 30 days, following the settlement date, which shall be the earliest to occur of the following:

(i)	[date] or, if later, the date as of which any suspension imposed pursuant to Section 5.4 is lifted and the units vest, as applicable;

(ii)	the date of Grantee’s death; and

February 2009

(iii)	the occurrence of a Change of Control, but only if such Change of Control is a permissible payment event under Section 409A of the Internal Revenue Code and any regulations, revenue procedures or revenue rulings issued by the Secretary of the United States Treasury applicable to such Section 409A.

In the event that the settlement date is the date as of which any suspension imposed pursuant to Section 5.4 is lifted, payment will be made no later than the earlier of (a) 30 days after the settlement date and (b) December 31 of the year in which the settlement date occurs.

7. No Rights as Shareholder. Grantee will have no rights as a shareholder of PNC by virtue of this Award.

8. Capital Adjustments. Upon the occurrence of a corporate transaction or transaction (including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (each, a “Corporate Transaction”)), the Compensation Committee or its delegate shall make those adjustments, if any, in the number, class or kind of Restricted Share Units and related Dividend Equivalents then outstanding under the Award that it deems appropriate in its discretion to reflect the Corporate Transaction(s) such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transaction or Transactions, including without limitation measuring the value per share unit by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction.

All determinations hereunder shall be made by the Compensation Committee or its delegate in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

9. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Restricted Share Units and Dividend Equivalents may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered.

(b) If Grantee is deceased at the time vested Restricted Share Units are settled in accordance with the terms of Section 6, such payment will be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

February 2009

10. Withholding Taxes. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from any amounts then payable hereunder to Grantee. If any withholding is required prior to the time amounts are payable to Grantee hereunder, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection herewith, no additional withholding may be made.

11. Employment. Neither the granting of the Restricted Share Units and Dividend Equivalents nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Compensation Committee. In all respects the Award and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Award and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

14. Grantee Covenants.

14.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 14 and 15 by virtue of receiving this Restricted Share Units and Dividend Equivalents award (regardless of whether such share units ultimately vest and settle); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

February 2009

14.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 14.2 while employed by the Corporation and for a period of twelve (12) months after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

14.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

14.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 14.4 shall be performed by Grantee without further compensation and will continue beyond the Termination Date.

February 2009

15. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

15.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

15.2 Equitable Remedies. A breach of the provisions of any of Sections 14.2, 14.3 or 14.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

15.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 14.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

15.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

15.5 Severability. The restrictions and obligations imposed by Sections 14.2, 14.3 and 14.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

15.6 Reform. In the event any of Sections 14.2, 14.3 and 14.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

February 2009

15.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 14.2, 14.3 and 14.4.

15.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

15.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Award and the Agreement comply with the provisions of Section 409A of the Internal Revenue Code to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Award to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16. Acceptance of Award; PNC Right to Cancel. If Grantee does not accept the Award by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Award at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective.

In the event that one or more record dates for dividends on PNC common stock occur after the Grant Date but before the date the Agreement is effective in accordance with this Section 16, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equal to the amount of the dividend equivalent payment Grantee would have received had the Agreement been effective on the Grant Date.

February 2009

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

February 2009

ANNEX A

CERTAIN DEFINITIONS

* * *

A.1 “Agreement” means the Cash-Payable Restricted Share Units Agreement between PNC and Grantee evidencing the Restricted Share Units with Dividend Equivalents award granted to Grantee pursuant to the Plan.

A.2 “Award” means the Restricted Share Units with Dividend Equivalents award granted to Grantee pursuant to the Plan and evidenced by the Agreement.

A.3 “Board” means the Board of Directors of PNC.

A.4 “Cause” means:

(a) The willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) A material breach by Grantee of (1) any code of conduct of PNC or one of its subsidiaries or (2) other written policy of PNC or a subsidiary, in either case required by law or established to maintain compliance with applicable law;

(c) Any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or a subsidiary;

(d) Any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) Entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when PNC, by PNC’s Designated Person, determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

February 2009

A.5 “CEO” means the chief executive officer of PNC.

A.6 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section A.6(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section A.6(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate

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entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

A.7 “Compensation Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

A.8 “Competitive Activity” means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.12(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.9 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

A.10 “Corporation” means PNC and its Consolidated Subsidiaries.

A.11 “Designated Person” shall mean PNC’s CEO or any other executive officer of PNC.

A.12 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the

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Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when PNC, by PNC’s Designated Person, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

A.13 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

A.14 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

A.15 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

A.16 “Grant Date” means the Grant Date set forth on page 1 of the Agreement and is the date as of which the Restricted Share Units with Dividend Equivalents are authorized to be granted by the Compensation Committee or its delegate in accordance with the Plan.

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A.17 “Grantee” means the person to whom the Restricted Share Units with Dividend Equivalents award is granted, and is identified as Grantee on page 1 of the Agreement.

A.18 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.19 “PNC” means The PNC Financial Services Group, Inc.

A.20 Intentionally omitted

A.21 “SEC” means the United States Securities and Exchange Commission.

A.22 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

A.23 “Unvested Share Units” means any Restricted Share Units that are outstanding but have not vested in accordance with the terms of Section 6 of the Agreement.

A.24 “Vested Share Units.” Provided that the Restricted Share Units have not been forfeited pursuant to the terms of Section 5 of the Agreement and are then outstanding, Restricted Share Units will vest in accordance with the terms of Section 6 of the Agreement.

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Restricted Stock Grant

Continued Employment Performance Goals

Restricted Periods: One Year (50%); Two Years (50%)

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

RESTRICTED STOCK AGREEMENT

* * *

GRANTEE:	< name >

GRANT DATE:	, 20

SHARES:	< number of whole shares>

1. Definitions. Certain terms used in this Restricted Stock Agreement (the “Agreement”) are defined in Annex A (which is incorporated herein as part of the Agreement) or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Consolidated Subsidiaries.

2. Grant of Restricted Shares. Pursuant to The PNC Financial Services Group, Inc. 2006 Incentive Award Plan (the “Plan”), and subject to the terms and conditions of the Agreement, PNC hereby grants to the Grantee named above (“Grantee”) a Restricted Shares Award of the number of shares of PNC common stock set forth above, and, upon acceptance of the Grant by Grantee in accordance with Section 16, will cause the issuance of said shares to Grantee subject to the terms and conditions of the Agreement and the Plan.

The shares granted and issued to Grantee hereby as a Restricted Shares Award subject to the restrictions set forth in and the terms and conditions of the Agreement and the Plan are hereafter referred to as the “Restricted Shares.”

For purposes of determining the Restricted Period and Continued Employment Performance Goal applicable to each portion of the Restricted Shares under the Agreement, the Restricted Shares are divided into two “Tranches” as follows:

(a) fifty percent (50%) of these shares (rounded down to the nearest whole share) are in the First Tranche of Restricted Shares; and

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(c) the remaining fifty percent (50%) of these shares are in the Second Tranche of Restricted Shares.

3. Terms of Grant. The Grant is subject to the following terms and conditions.

Restricted Shares are subject to the Restricted Period applicable to such shares as provided in Section A.24 of Annex A. Once issued in accordance with Section 16, Restricted Shares will be deposited with PNC or its designee, or credited to a book-entry account, during the term of the applicable Restricted Period unless and until forfeited pursuant to the terms of the Agreement.

Any certificate or certificates representing Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 2006 Incentive Award Plan and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares deposited with PNC or its designee during the term of the applicable Restricted Period that become Awarded Shares as provided in Section A.3 of Annex A will be released and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative pursuant to Section 9.

4. Rights as Shareholder. Except as provided in Section 6 and subject to Section 16, Grantee will have all the rights and privileges of a shareholder with respect to the Restricted Shares including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares awarded hereunder shall, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or

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reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Unvested Shares shall be subject to the terms and conditions of the Agreement as if they were Restricted Shares, and shall have the same Restricted Period and Performance Goal that are applicable to the Restricted Shares that such shares were a distribution on or for which such shares were exchanged.

6. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Unvested Shares may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, other than as may be required pursuant to Section 10.2, unless and until the Restricted Period terminates and the Awarded Shares are released and reissued by PNC pursuant to Section 9.

(b) If Grantee is deceased at the time Restricted Shares become Awarded Shares, PNC will deliver such shares to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by the Committee.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

7. Forfeiture; Death; Qualifying Disability or Retirement Termination; Termination in Anticipation of Change of Control.

7.1 Forfeiture on Termination of Employment. Except as otherwise provided in and subject to the conditions of Section 7.3, Section 7.4(a), Section 7.5(a), Section 7.6, Section 7.7, or Section 8, if applicable, in the event that Grantee’s employment with the Corporation terminates prior to the second (2nd) anniversary of the Grant Date, all Restricted Shares that are Unvested Shares on Grantee’s Termination Date will be forfeited by Grantee to PNC without payment of any consideration by PNC.

Upon forfeiture of Unvested Shares pursuant to the provisions of this Section 7.1 or the provisions of Section 7.2, Section 7.4(b) or Section 7.5(b), neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in such Unvested Shares or any certificate or certificates representing such Unvested Shares.

7.2 Forfeiture for Detrimental Conduct. Unvested Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, will be forfeited by Grantee to PNC without payment of any consideration by PNC in the event that, at any time prior to the date such shares become Awarded Shares, PNC determines that Grantee has engaged in Detrimental Conduct; provided, however, that: (a) this Section 7.2 will not apply to Restricted Shares that remain outstanding after Grantee’s Termination Date pursuant to Section 7.3 or Section 7.6, if any; (b) no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of

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Grantee’s death; (c) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (d) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change of Control.

If any criminal charges are brought against Grantee alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation in an indictment or in other analogous formal charges commencing judicial criminal proceedings, the Committee may determine to suspend the vesting of the Restricted Shares, to the extent that the Restricted Shares are still outstanding and have not yet become Awarded Shares, or to require the escrow of the proceeds of the shares. Any such suspension or escrow is subject to the following restrictions:

(i) It may last only until the earliest to occur of the following:

(A) resolution of the criminal proceedings in a manner that constitutes Detrimental Conduct;

(B) resolution of the criminal proceeding in one of the following ways: (1) the charges as they relate to such alleged felony have been dismissed (with or without prejudice), (2) Grantee has been acquitted of such alleged felony, or (3) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement; and

(C) termination of the suspension or escrow in the discretion of the Committee; and

(ii) It may be imposed only if the Committee makes reasonable provision for the retention or realization of the value of the Restricted Shares to Grantee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (i)(B) or (C) above.

7.3 Death. In the event of Grantee’s death while an employee of the Corporation and prior to the second (2nd) anniversary of the Grant Date, all remaining applicable Continued Employment Performance Goals will be deemed to have been achieved, and the Restricted Period or Periods with respect to all then outstanding Unvested Shares, if any, will terminate on the date of Grantee’s death.

The Restricted Shares which thereby become Awarded Shares will be released and reissued by PNC to, or at the proper direction of, Grantee’s legal representative pursuant to Section 9 as soon as administratively practicable following such date.

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7.4 Qualifying Disability Termination.

(a) In the event Grantee’s employment with the Corporation is terminated prior to the second (2nd) anniversary of the Grant Date by the Corporation by reason of Grantee’s Disability, Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.4(b), remain outstanding pending and subject to affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.4(a) by the Designated Person specified in Section A.13 of Annex A.

If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested Shares or relevant portion thereof by the day immediately preceding the first (1st) anniversary of the Grant Date in the case of First Tranche shares or the second (2nd) anniversary of the Grant Date in the case of Second Tranche shares, then the Restricted Period applicable to such shares will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the first (1st) anniversary of the Grant Date in the case of First Tranche shares or the second (2nd) anniversary of the Grant Date in the case of Second Tranche shares, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee or its delegate, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares or relevant portion thereof is affirmatively approved by the Designated Person on or prior to the last day of the applicable Restricted Period for the respective Tranche of shares, including any extension of such Restricted Period, if applicable, then the applicable Continued Employment Performance Goal with respect to such Tranche of shares will be deemed to have been achieved, and the Restricted Period with respect to all Unvested Shares in such Tranche then outstanding, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of such applicable Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the applicable Restricted Period, including any extension of such Restricted Period pursuant to the second paragraph of Section 7.4(a), if applicable, the Designated Person has neither affirmatively approved nor specifically disapproved the vesting of Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested

February 2009

Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the applicable Restricted Period without payment of any consideration by PNC.

7.5 Qualifying Retirement.

(a) In the event that Grantee Retires on or after the first (1st) anniversary of the Grant Date but prior to the second (2nd) anniversary of the Grant Date, Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.5(b), remain outstanding pending and subject to affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.5(a) by the Designated Person specified in Section A.13 of Annex A.

If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested Shares by the day immediately preceding the second (2nd) anniversary of the Grant Date, then the Restricted Period applicable to such shares will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the second (2nd) anniversary of the Grant Date, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee or its delegate, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares is affirmatively approved by the Designated Person on or prior to the last day of the applicable Restricted Period for such shares, including any extension of such Restricted Period, if applicable, then the applicable Continued Employment Performance Goal with respect to such Tranche of shares will be deemed to have been achieved, and the Restricted Period with respect to all Unvested Shares in such Tranche then outstanding, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of such applicable Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

If by the end of the applicable Restricted Period, including any extension of such Restricted Period pursuant to the second paragraph of Section 7.5(a), if applicable, the Designated Person has neither affirmatively approved nor specifically disapproved the

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vesting of Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the applicable Restricted Period without payment of any consideration by PNC.

7.6 Termination in Anticipation of a Change of Control. Notwithstanding anything in the Agreement to the contrary, if Grantee’s employment with the Corporation is terminated by the Corporation prior to the second (2nd) anniversary of the Grant Date and such termination is an Anticipatory Termination as defined in Section A.2 of Annex A, then: (i) all remaining applicable Continued Employment Performance Goals, if any, will be deemed to have been achieved and the Restricted Period or Periods with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the day immediately preceding Grantee’s Termination Date; and (ii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

7.7 Other Committee Authority. Prior to the second (2nd) anniversary of the Grant Date, the Committee or its delegate may in their sole discretion, but need not, determine that, with respect to some or all of Grantee’s outstanding Unvested Shares, the applicable Continued Employment Performance Goal or Goals will be deemed to have been achieved and the Restricted Period or Periods with respect to such shares will terminate, all subject to such restrictions, terms or conditions as the Committee or its delegate may in their sole discretion determine.

8. Change of Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change of Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change of Control, all remaining applicable Continued Employment Performance Goals will be deemed to have been achieved and the Restricted Period or Periods with respect to all then outstanding Unvested Shares, if any, will terminate as of the day immediately preceding the Change of Control; (ii) if Grantee’s employment with the Corporation terminated prior to the occurrence of the Change of Control but Unvested Shares remained outstanding after such termination of employment pursuant to Section 7.4 or Section 7.5 and are still outstanding pending and subject to affirmative approval of the vesting of such shares by the Designated Person specified in Section A.13 of Annex A, then with respect to all such Unvested Shares outstanding as of the day immediately preceding the Change of Control, such affirmative vesting approval will be deemed to have been given, the applicable Continued Employment Performance Goal or Goals will be deemed to have been achieved, and the applicable Restricted Period or Periods will terminate, all as of the day immediately preceding the Change of Control; and (iii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

9. Termination of Prohibitions; Payment to Legal Representative. Except as otherwise directed by the Committee pursuant to the suspension or escrow provisions of

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Section 7.2, if and to the extent applicable, following termination of the Restricted Period, PNC will release and issue or reissue the then outstanding whole Restricted Shares that have become Awarded Shares without the legend referred to in Section 3.

Upon release and issuance of shares that have become Awarded Shares in accordance with this Section 9, PNC or its designee will deliver such whole shares to, or at the proper direction of, Grantee or Grantee’s legal representative.

Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises with respect to any Restricted Shares, retain sufficient whole shares of PNC common stock from the shares granted pursuant to the Agreement to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection with such shares. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises.

PNC will not retain more than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with the Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may

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from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

11. Employment. Neither the granting and issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Committee or its delegate or under the authority of the Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties with respect to the subject matter hereof.

14. Grantee Covenants.

14.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 14 and 15 by virtue of receiving this grant of Restricted Shares (regardless of whether such shares ultimately become Awarded Shares); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

14.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 14.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

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(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 14.2 will no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

14.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

14.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its

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designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 14.4 shall be performed by Grantee without further compensation and will continue beyond the Termination Date.

15. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

15.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

15.2 Equitable Remedies. A breach of the provisions of any of Sections 14.2, 14.3 or 14.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

15.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 14.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

15.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

15.5 Severability. The restrictions and obligations imposed by Sections 14.2, 14.3 and 14.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

15.6 Reform. In the event any of Sections 14.2, 14.3 and 14.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as

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to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

15.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 14.2, 14.3 and 14.4.

15.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

15.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Grant and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Grant to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16. Acceptance of Grant; PNC Right to Cancel. If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective.

Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends on such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 16.

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In the event that one or more record dates for dividends on PNC common stock occur after the Grant Date but before the date the Agreement is effective in accordance with this Section 16 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Agreement been effective and the Restricted Shares had been issued on the Grant Date. Any such amount will be payable in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

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ANNEX A

CERTAIN DEFINITIONS

* * *

A.1 “Agreement” means the Restricted Stock Agreement between PNC and Grantee evidencing the Grant of the Restricted Shares Award to Grantee pursuant to the Plan.

A.2 “Anticipatory Termination.” If Grantee’s employment with the Corporation is terminated by the Corporation other than for Cause, death or Disability prior to the date on which a Change of Control occurs, and if it is reasonably demonstrated by Grantee that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or anticipation of a Change of Control, such a termination of employment is an “Anticipatory Termination.”

For purposes of this definition, “Cause” shall mean:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of

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conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

A.3 “Awarded Shares.” Provided that the Restricted Shares are then outstanding, Restricted Shares become “Awarded Shares” when all of the following have occurred: (a) the Continued Employment Performance Goal or Goals applicable to such Restricted Shares have been achieved or are deemed to have been achieved pursuant to the terms of the Agreement; (b) the Restricted Period or Periods applicable to such Restricted Shares have terminated; and (c) if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2 of the Agreement, the terms of such suspension have been satisfied and the Restricted Shares have not been forfeited.

A.4 “Board” means the Board of Directors of PNC.

A.5 “Cause.” Except as otherwise provided in Section A.2, “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or one of its subsidiaries or (2) other written policy of PNC or a subsidiary, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or a subsidiary;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Except as otherwise provided in Section A.2, the cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or

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her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

A.6 “CEO” means the chief executive officer of PNC.

A.7 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section A.7(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section A.7(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities

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immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

A.8 “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

A.9 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.14(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.10 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

A.11 “Continued Employment Performance Goal” means: (a) with respect to shares in the First Tranche of Restricted Shares, the One-Year Continued Employment Performance Goal; and (b) with respect to shares in the Second Tranche of Restricted Shares, the Two-Year Continued Employment Performance Goal, as applicable.

A.12 “Corporation” means PNC and its Consolidated Subsidiaries.

A.13 “Designated Person” will be either: (a) the Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor

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classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation; or (b) the Chief Human Resources Officer of PNC, if Grantee is not within one of the groups specified in Section A.13(a).

A.14 “Detrimental Conduct” means, for purposes of the Agreement:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO (if Grantee was not such an executive officer), whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee, and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

A.15 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

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A.16 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

A.17 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

A.18 “Grant” means the Restricted Shares Award granted to Grantee pursuant to Section 2 of the Agreement and pursuant to which the Restricted Shares are issued to Grantee subject to the restrictions set forth in and the terms and conditions of the Agreement and the Plan.

A.19 “Grant Date” means the Grant Date set forth on page 1 of the Agreement and is the date as of which the Restricted Shares Award is authorized to be granted by the Committee or its delegate in accordance with the Plan.

A.20 “Grantee” means the person to whom the Restricted Stock Award is granted and the Restricted Shares are issued, and is identified as Grantee on page 1 of the Agreement.

A.21 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.22 “One-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or its delegate or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.5, Section 7.6, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the first (1st) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change of Control is deemed to have occurred.

A.23 “PNC” means The PNC Financial Services Group, Inc.

A.24 “Restricted Period”. The applicable Restricted Period for Restricted Shares means, subject to early termination if so determined by the Committee or its delegate or pursuant to Section 7.6 of the Agreement, if applicable, the period set forth in the applicable subsection below:

(a) For First Tranche Shares: with respect to shares in the First Tranche of Restricted Shares, the period from the Grant Date through (and including) the earlier of: (a) the date of Grantee’s death; (b) the day immediately preceding the day a Change of Control is deemed to have occurred; and (c) the day immediately preceding the first (1st) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a) or Section 7.5(a) of the Agreement, if applicable; and

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(b) For Second Tranche Shares: with respect to shares in the Second Tranche of Restricted Shares, the period from the Grant Date through (and including) the earlier of: (a) the date of Grantee’s death; (b) the day immediately preceding the day a Change of Control is deemed to have occurred; and (c) the day immediately preceding the second (2nd) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a) or Section 7.5(a) of the Agreement, if applicable.

A.25 “Retire” or “Retirement” means termination of Grantee’s employment with the Corporation at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause and, if the Committee or the CEO so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Grantee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan.

A.26 “Retiree” means a Grantee who has Retired.

A.27 “SEC” means the United States Securities and Exchange Commission.

A.28 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

A.29 “Tranche(s)” or “First or Second Tranche” have the meanings set forth in Section 2 of the Agreement.

A.30 “Two-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or its delegate or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.5, Section 7.6, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the second (2nd) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change of Control is deemed to have occurred.

A.31 “Unvested Shares” means any Restricted Shares that are not Awarded Shares.

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Restricted Stock Grant

Continued Employment Performance Goals

Restricted Periods: Three Years (25%); Four Years (25%); Five Years (50%)

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

* * *

RESTRICTED STOCK AGREEMENT

* * *

GRANTEE:	< name >

GRANT DATE:	, 20

SHARES:	< number of whole shares>

1. Definitions. Certain terms used in this Restricted Stock Agreement (the “Agreement”) are defined in Annex A (which is incorporated herein as part of the Agreement) or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Consolidated Subsidiaries.

2. Grant of Restricted Shares. Pursuant to The PNC Financial Services Group, Inc. 2006 Incentive Award Plan (the “Plan”), and subject to the terms and conditions of the Agreement, PNC hereby grants to the Grantee named above (“Grantee”) a Restricted Shares Award of the number of shares of PNC common stock set forth above, and, upon acceptance of the Grant by Grantee in accordance with Section 16, will cause the issuance of said shares to Grantee subject to the terms and conditions of the Agreement and the Plan.

The shares granted and issued to Grantee hereby as a Restricted Shares Award subject to the restrictions set forth in and the terms and conditions of the Agreement and the Plan are hereafter referred to as the “Restricted Shares.”

For purposes of determining the Restricted Period and Continued Employment Performance Goal applicable to each portion of the Restricted Shares under the Agreement, the Restricted Shares are divided into three “Tranches” as follows:

(a) twenty-five percent (25%) of these shares (rounded down to the nearest whole share) are in the First Tranche of Restricted Shares;

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(b) another twenty-five percent (25%) of these shares (rounded down to the nearest whole share) are in the Second Tranche of Restricted Shares; and

(c) the remaining fifty percent (50%) of these shares are in the Third Tranche of Restricted Shares.

3. Terms of Grant. The Grant is subject to the following terms and conditions.

Restricted Shares are subject to the Restricted Period applicable to such shares as provided in Section A.25 of Annex A. Once issued in accordance with Section 16, Restricted Shares will be deposited with PNC or its designee, or credited to a book-entry account, during the term of the applicable Restricted Period unless and until forfeited pursuant to the terms of the Agreement.

Any certificate or certificates representing Restricted Shares will contain the following legend:

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in The PNC Financial Services Group, Inc. 2006 Incentive Award Plan and an Agreement entered into between the registered owner and The PNC Financial Services Group, Inc. Release from such terms and conditions will be made only in accordance with the provisions of such Plan and such Agreement, a copy of each of which is on file in the office of the Corporate Secretary of The PNC Financial Services Group, Inc.”

Where a book-entry system is used with respect to the issuance of Restricted Shares, appropriate notation of such forfeiture possibility and transfer restrictions will be made on the system with respect to the account or accounts to which the Restricted Shares are credited.

Restricted Shares deposited with PNC or its designee during the term of the applicable Restricted Period that become Awarded Shares as provided in Section A.3 of Annex A will be released and reissued to, or at the proper direction of, Grantee or Grantee’s legal representative pursuant to Section 9.

4. Rights as Shareholder. Except as provided in Section 6 and subject to Section 16, Grantee will have all the rights and privileges of a shareholder with respect to the Restricted Shares including, but not limited to, the right to vote the Restricted Shares and the right to receive dividends thereon if and when declared by the Board; provided, however, that all such rights and privileges will cease immediately upon any forfeiture of such shares.

5. Capital Adjustments. Restricted Shares awarded hereunder shall, as issued and outstanding shares of PNC common stock, be subject to such adjustment as may be necessary to reflect corporate transactions, including, without limitation, stock

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dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC; provided, however, that any shares received as distributions on or in exchange for Unvested Shares shall be subject to the terms and conditions of the Agreement as if they were Restricted Shares, and shall have the same Restricted Period and Performance Goal that are applicable to the Restricted Shares that such shares were a distribution on or for which such shares were exchanged.

6. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Unvested Shares may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered, other than as may be required pursuant to Section 10.2, unless and until the Restricted Period terminates and the Awarded Shares are released and reissued by PNC pursuant to Section 9.

(b) If Grantee is deceased at the time Restricted Shares become Awarded Shares, PNC will deliver such shares to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by the Committee.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

7. Forfeiture; Death; Qualifying Disability Termination; Termination in Anticipation of Change of Control.

7.1 Forfeiture on Termination of Employment. Except as otherwise provided in and subject to the conditions of Section 7.3, Section 7.4(a), Section 7.5, Section 7.6, or Section 8, if applicable, in the event that Grantee’s employment with the Corporation terminates prior to the fifth (5th) anniversary of the Grant Date, all Restricted Shares that are Unvested Shares on Grantee’s Termination Date will be forfeited by Grantee to PNC without payment of any consideration by PNC.

Upon forfeiture of Unvested Shares pursuant to the provisions of this Section 7.1 or the provisions of Section 7.2 or Section 7.4(b), neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in such Unvested Shares or any certificate or certificates representing such Unvested Shares.

7.2 Forfeiture for Detrimental Conduct. Unvested Shares that would otherwise remain outstanding after Grantee’s Termination Date, if any, will be forfeited by Grantee to PNC without payment of any consideration by PNC in the event that, at any time prior to the date such shares become Awarded Shares, PNC determines that Grantee has engaged in Detrimental Conduct; provided, however, that: (a) this Section 7.2 will not apply to Restricted Shares that remain outstanding after Grantee’s Termination Date pursuant to Section 7.3 or Section 7.6, if any; (b) no determination that

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Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death; (c) Detrimental Conduct will not apply to conduct by or activities of successors to the Restricted Shares by will or the laws of descent and distribution in the event of Grantee’s death; and (d) Detrimental Conduct will cease to apply to any Restricted Shares upon a Change of Control.

If any criminal charges are brought against Grantee alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation in an indictment or in other analogous formal charges commencing judicial criminal proceedings, the Committee may determine to suspend the vesting of the Restricted Shares, to the extent that the Restricted Shares are still outstanding and have not yet become Awarded Shares, or to require the escrow of the proceeds of the shares. Any such suspension or escrow is subject to the following restrictions:

(i) It may last only until the earliest to occur of the following:

(A) resolution of the criminal proceedings in a manner that constitutes Detrimental Conduct;

(B) resolution of the criminal proceeding in one of the following ways: (1) the charges as they relate to such alleged felony have been dismissed (with or without prejudice), (2) Grantee has been acquitted of such alleged felony, or (3) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement; and

(C) termination of the suspension or escrow in the discretion of the Committee; and

(ii) It may be imposed only if the Committee makes reasonable provision for the retention or realization of the value of the Restricted Shares to Grantee as if no suspension or escrow had been imposed upon any termination of the suspension or escrow under clauses (i)(B) or (C) above.

7.3 Death. In the event of Grantee’s death while an employee of the Corporation and prior to the fifth (5th) anniversary of the Grant Date, all remaining applicable Continued Employment Performance Goals will be deemed to have been achieved, and the Restricted Period or Periods with respect to all then outstanding Unvested Shares, if any, will terminate on the date of Grantee’s death.

The Restricted Shares which thereby become Awarded Shares will be released and reissued by PNC to, or at the proper direction of, Grantee’s legal representative pursuant to Section 9 as soon as administratively practicable following such date.

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7.4 Qualifying Disability Termination.

(a) In the event Grantee’s employment with the Corporation is terminated prior to the fifth (5 th) anniversary of the Grant Date by the Corporation by reason of Grantee’s Disability, Unvested Shares will not be automatically forfeited on Grantee’s Termination Date. Instead, Unvested Shares will, subject to the forfeiture provisions of Section 7.2 and Section 7.4(b), remain outstanding pending and subject to affirmative approval of the vesting of the Restricted Shares pursuant to this Section 7.4(a) by the Designated Person specified in Section A.13 of Annex A.

If such Unvested Shares are still outstanding but the Designated Person has not made a specific determination to either approve or disapprove the vesting of the Unvested Shares or relevant portion thereof by the day immediately preceding the third (3rd) anniversary of the Grant Date in the case of First Tranche shares, or the fourth (4th) or fifth (5th) anniversary of the Grant Date in the case of Second or Third Tranche shares, respectively, then the Restricted Period applicable to such shares will be automatically extended through the first to occur of: (1) the day the Designated Person makes a specific determination regarding such vesting; and (2) either (i) the ninetieth (90th) day following the third (3rd) anniversary of the Grant Date in the case of First Tranche shares, or the fourth (4th) or fifth (5th) anniversary of the Grant Date in the case of Second or Third Tranche shares, respectively, if the Designated Person is the Chief Human Resources Officer of PNC, or (ii) the 180th day following such anniversary date if the Designated Person is the Committee or its delegate, whichever is applicable; provided, however, if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2, the Restricted Period will be extended until the terms of such suspension have been satisfied.

If the vesting of the then outstanding Unvested Shares or relevant portion thereof is affirmatively approved by the Designated Person on or prior to the last day of the applicable Restricted Period for the respective Tranche of shares, including any extension of such Restricted Period, if applicable, then the applicable Continued Employment Performance Goal with respect to such Tranche of shares will be deemed to have been achieved, and the Restricted Period with respect to all Unvested Shares in such Tranche then outstanding, if any, will terminate as of the end of the day on the date of such approval. The Restricted Shares outstanding at the termination of such applicable Restricted Period will become Awarded Shares and will be released and reissued by PNC pursuant to Section 9.

(b) If the Designated Person disapproves the vesting of Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC on such disapproval date without payment of any consideration by PNC.

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If by the end of the applicable Restricted Period, including any extension of such Restricted Period pursuant to the second paragraph of Section 7.4(a), if applicable, the Designated Person has neither affirmatively approved nor specifically disapproved the vesting of Unvested Shares that had remained outstanding after Grantee’s Termination Date pending and subject to affirmative approval of vesting, then all such Unvested Shares that are still outstanding will be forfeited by Grantee to PNC at the close of business on the last day of the applicable Restricted Period without payment of any consideration by PNC.

7.5 Other Committee Authority. Prior to the third (3rd) anniversary of the Grant Date in the case of the First Tranche shares, or the fourth (4th) or fifth (5th) anniversary of the Grant Date in the case of the Second or Third Tranche shares, respectively, the Committee or its delegate may in their sole discretion, but need not, determine that, with respect to some or all of Grantee’s then outstanding Unvested Shares, the applicable Continued Employment Performance Goal(s) with respect to such Tranche or Tranches of shares will be deemed to have been achieved and the Restricted Period with respect to some or all of the Unvested Shares in such Tranche or Tranches then outstanding, if any, will terminate, all subject to such restrictions, terms or conditions as the Committee or its delegate may in their sole discretion determine.

7.6 Termination in Anticipation of a Change of Control. Notwithstanding anything in the Agreement to the contrary, if Grantee’s employment with the Corporation is terminated by the Corporation prior to the fifth (5th) anniversary of the Grant Date and such termination is an Anticipatory Termination as defined in Section A.2 of Annex A, then: (i) all remaining applicable Continued Employment Performance Goals will be deemed to have been achieved and the Restricted Period or Periods with respect to all then outstanding Unvested Shares, if any, will terminate as of the end of the day on the day immediately preceding Grantee’s Termination Date; and (ii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

8. Change of Control. Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change of Control: (i) if Grantee is an employee of the Corporation as of the day immediately preceding the Change of Control, all remaining applicable Continued Employment Performance Goals will be deemed to have been achieved and the Restricted Period or Periods with respect to all then outstanding Unvested Shares, if any, will terminate as of the day immediately preceding the Change of Control; (ii) if Grantee’s employment with the Corporation terminated prior to the occurrence of the Change of Control but Unvested Shares remained outstanding after such termination of employment pursuant to Section 7.4 and are still outstanding pending and subject to affirmative approval of the vesting of such shares by the Designated Person specified in Section A.13 of Annex A, then with respect to all such Unvested Shares outstanding as of the day immediately preceding the Change of Control, such affirmative vesting approval will be deemed to have been given, the applicable Continued Employment Performance Goal or Goals will be deemed to have been achieved, and the applicable Restricted Period or Periods will terminate, all as of the day immediately

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preceding the Change of Control; and (iii) all Restricted Shares that thereby become Awarded Shares will be released and reissued by PNC pursuant to Section 9 as soon as administratively practicable following such date.

9. Termination of Prohibitions; Payment to Legal Representative. Except as otherwise directed by the Committee pursuant to the suspension or escrow provisions of Section 7.2, if and to the extent applicable, following termination of the Restricted Period, PNC will release and issue or reissue the then outstanding whole Restricted Shares that have become Awarded Shares without the legend referred to in Section 3.

Upon release and issuance of shares that have become Awarded Shares in accordance with this Section 9, PNC or its designee will deliver such whole shares to, or at the proper direction of, Grantee or Grantee’s legal representative.

Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

10. Payment of Taxes.

10.1 Internal Revenue Code Section 83(b) Election. In the event that Grantee makes an Internal Revenue Code Section 83(b) election with respect to the Restricted Shares, Grantee shall satisfy all then applicable federal, state or local withholding tax obligations arising from that election (a) by payment of cash or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, by physical delivery to PNC of certificates for whole shares of PNC common stock that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed, or by a combination of cash and such stock. Any such tax election shall be made pursuant to a form to be provided to Grantee by PNC on request. For purposes of this Section 10.1, shares of PNC common stock that are used to satisfy applicable withholding tax obligations will be valued at their Fair Market Value on the date the tax withholding obligation arises. Grantee will provide to PNC a copy of any Internal Revenue Code Section 83(b) election filed by Grantee with respect to the Restricted Shares not later than ten (10) days after the filing of such election.

10.2 Other Tax Liabilities. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises with respect to any Restricted Shares, retain sufficient whole shares of PNC common stock from the shares granted pursuant to the Agreement to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection with such shares. For purposes of this Section 10.2, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises.

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PNC will not retain more than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection with the Restricted Shares. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding either: (a) by payment of cash; or (b) if and to the extent then permitted by PNC and subject to such terms and conditions as PNC may from time to time establish, using whole shares of PNC common stock (either by physical delivery to PNC of certificates for the shares or through PNC’s share attestation procedure) that are not subject to any contractual restriction, pledge or other encumbrance and that have been owned by Grantee for at least six (6) months and, in the case of restricted stock, for which it has been at least six (6) months since the restrictions lapsed. Any such tax election shall be made pursuant to a form provided by PNC. Shares of PNC common stock that are used for this purpose will be valued at their Fair Market Value on the date the tax withholding obligation arises. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Restricted Shares, no additional withholding may be made.

11. Employment. Neither the granting and issuance of the Restricted Shares nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Committee or its delegate or under the authority of the Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties with respect to the subject matter hereof.

14. Grantee Covenants.

14.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 14 and 15 by virtue of receiving this grant of Restricted Shares (regardless of whether such shares ultimately become Awarded Shares); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

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14.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 14.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 14.2 will no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

14.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

14.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of

February 2009

inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 14.4 shall be performed by Grantee without further compensation and will continue beyond the Termination Date.

15. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

15.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

15.2 Equitable Remedies. A breach of the provisions of any of Sections 14.2, 14.3 or 14.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

15.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 14.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

15.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

15.5 Severability. The restrictions and obligations imposed by Sections 14.2, 14.3 and 14.4 are separate and severable, and it is the intent of Grantee and PNC that if

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any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

15.6 Reform. In the event any of Sections 14.2, 14.3 and 14.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

15.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 14.2, 14.3 and 14.4.

15.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

15.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Grant and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Grant to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16. Acceptance of Grant; PNC Right to Cancel. If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective.

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Grantee will not have any of the rights of a shareholder with respect to the Restricted Shares as set forth in Section 4, and will not have the right to vote or to receive dividends on such shares, until the date the Agreement is effective and the Restricted Shares are issued in accordance with this Section 16.

In the event that one or more record dates for dividends on PNC common stock occur after the Grant Date but before the date the Agreement is effective in accordance with this Section 16 and the Restricted Shares are issued, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equivalent to the amount of the dividends Grantee would have received had the Agreement been effective and the Restricted Shares had been issued on the Grant Date. Any such amount will be payable in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees.

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

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ANNEX A

CERTAIN DEFINITIONS

*    *    *

A.1 “Agreement” means the Restricted Stock Agreement between PNC and Grantee evidencing the Grant of the Restricted Shares Award to Grantee pursuant to the Plan.

A.2 “Anticipatory Termination.” If Grantee’s employment with the Corporation is terminated by the Corporation other than for Cause, death or Disability prior to the date on which a Change of Control occurs, and if it is reasonably demonstrated by Grantee that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or anticipation of a Change of Control, such a termination of employment is an “Anticipatory Termination.”

For purposes of this definition, “Cause” shall mean:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

(b) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (a) and (b), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of

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conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (i) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (a) or clause (b) above and, in either case, specifying the particulars thereof in detail, and (ii) Grantee is given an opportunity, together with counsel, to be heard before the Board.

A.3 “Awarded Shares.” Provided that the Restricted Shares are then outstanding, Restricted Shares become “Awarded Shares” when all of the following have occurred: (a) the Continued Employment Performance Goal or Goals applicable to such Restricted Shares have been achieved or are deemed to have been achieved pursuant to the terms of the Agreement; (b) the Restricted Period or Periods applicable to such Restricted Shares have terminated; and (c) if the Committee has acted to suspend the vesting of the Restricted Shares pursuant to Section 7.2 of the Agreement, the terms of such suspension have been satisfied and the Restricted Shares have not been forfeited.

A.4 “Board” means the Board of Directors of PNC.

A.5 “Cause.” Except as otherwise provided in Section A.2, “Cause” means:

(a) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) a material breach by Grantee of (1) any code of conduct of PNC or one of its subsidiaries or (2) other written policy of PNC or a subsidiary, in either case required by law or established to maintain compliance with applicable law;

(c) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or a subsidiary;

(d) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Except as otherwise provided in Section A.2, the cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or

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her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

A.6 “CEO” means the chief executive officer of PNC.

A.7 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section A.7(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section A.7(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities

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immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

A.8 “Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

A.9 “Competitive Activity” means, for purposes of the Agreement, any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.14(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.10 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

A.11 “Continued Employment Performance Goal” means: (a) with respect to shares in the First Tranche of Restricted Shares, the Three-Year Continued Employment Performance Goal; (b) with respect to shares in the Second Tranche of Restricted Shares, the Four-Year Continued Employment Performance Goal; and (c) with respect to shares in the Third Tranche of Restricted Shares, the Five-Year Continued Employment Performance Goal, as applicable.

A.12 “Corporation” means PNC and its Consolidated Subsidiaries.

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A.13 “Designated Person” will be either: (a) the Committee or its delegate, if Grantee was a member of the Corporate Executive Group (or equivalent successor classification) or was subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities when he or she ceased to be an employee of the Corporation; or (b) the Chief Human Resources Officer of PNC, if Grantee is not within one of the groups specified in Section A.13(a).

A.14 “Detrimental Conduct” means, for purposes of the Agreement:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he or she ceased to be an employee of the Corporation) or the CEO (if Grantee was not such an executive officer), whichever is applicable, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee, and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

A.15 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

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A.16 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

A.17 “Five-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or its delegate or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.6, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the fifth (5th) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change of Control is deemed to have occurred.

A.18 “Four-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or its delegate or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.6, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the fourth (4th) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change of Control is deemed to have occurred.

A.19 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

A.20 “Grant” means the Restricted Shares Award granted to Grantee pursuant to Section 2 of the Agreement and pursuant to which the Restricted Shares are issued to Grantee subject to the restrictions set forth in and the terms and conditions of the Agreement and the Plan.

A.21 “Grant Date” means the Grant Date set forth on page 1 of the Agreement and is the date as of which the Restricted Shares Award is authorized to be granted by the Committee or its delegate in accordance with the Plan.

A.22 “Grantee” means the person to whom the Restricted Stock Award is granted and the Restricted Shares are issued, and is identified as Grantee on page 1 of the Agreement.

A.23 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

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A.24 “PNC” means The PNC Financial Services Group, Inc.

A.25 “Restricted Period.” The applicable Restricted Period for Restricted Shares means, subject to early termination if so determined by the Committee or its delegate or pursuant to Section 7.6 of the Agreement, if applicable, the period set forth in the applicable subsection below:

(a) For First Tranche Shares: with respect to shares in the First Tranche of Restricted Shares, the period from the Grant Date through (and including) the earlier of: (i) the date of Grantee’s death; (ii) the day immediately preceding the day a Change of Control is deemed to have occurred; and (iii) the day immediately preceding the third (3rd) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a) of the Agreement, if applicable;

(b) For Second Tranche Shares: with respect to shares in the Second Tranche of Restricted Shares, the period from the Grant Date through (and including) the earlier of: (i) the date of Grantee’s death; (ii) the day immediately preceding the day a Change of Control is deemed to have occurred; and (iii) the day immediately preceding the fourth (4th) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a) of the Agreement, if applicable; and

(c) For Third Tranche Shares: with respect to shares in the Third Tranche of Restricted Shares, the period from the Grant Date through (and including) the earlier of: (i) the date of Grantee’s death; (ii) the day immediately preceding the day a Change of Control is deemed to have occurred; and (iii) the day immediately preceding the fifth (5th) anniversary of the Grant Date or, if later, the last day of any extension of the Restricted Period pursuant to Section 7.4(a) of the Agreement, if applicable.

A.26 “SEC” means the United States Securities and Exchange Commission.

A.27 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

A.28 “Three-Year Continued Employment Performance Goal” means, subject to early achievement if so determined by the Committee or its delegate or to deemed achievement pursuant to Section 7.3, Section 7.4, Section 7.6, or Section 8 of the Agreement, if applicable, that Grantee has been continuously employed by the Corporation for the period from the Grant Date through (and including) the day immediately preceding the first of the following to occur: (a) the third (3rd) anniversary of the Grant Date; (b) the date of Grantee’s death; and (c) the day a Change of Control is deemed to have occurred.

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A.29 “Tranche(s)” or “First, Second or Third Tranche” have the meanings set forth in Section 2 of the Agreement.

A.30 “Unvested Shares” means any Restricted Shares that are not Awarded Shares.

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THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

*    *    *

STOCK-PAYABLE RESTRICTED SHARE UNITS AGREEMENT

*    *    *

GRANTEE:	[Name]

GRANT DATE:	, 20

SHARE UNITS:	[Number]

1. Definitions. Certain terms used in this Stock-Payable Restricted Share Units Agreement (the “Agreement”) are defined in Annex A (which is incorporated herein as part of the Agreement) or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc. and “Corporation” means PNC and its Consolidated Subsidiaries.

2. Grant of Restricted Share Units with Dividend Equivalents. Pursuant to The PNC Financial Services Group, Inc. 2006 Incentive Award Plan (the “Plan”), and subject to the terms and conditions of the Agreement, PNC grants to the Grantee named above (“Grantee”) an award of Restricted Share Units (“Restricted Share Units”) of the number of share units of PNC common stock set forth above, together with Dividend Equivalents (“Dividend Equivalents”) with respect to the same number of shares of PNC common stock as the number of share units set forth above (together, the “Award”), all subject to acceptance of the Award by Grantee in accordance with Section 16 and subject to the terms and conditions of the Agreement and the Plan.

3. Terms of Award. The Award is subject to the following terms and conditions.

Restricted Share Units and Dividend Equivalents are not transferable. The Restricted Share Units and ongoing Dividend Equivalents are subject to forfeiture pursuant to the terms and conditions of the Agreement prior to vesting; provided, however, that there shall be no forfeiture of Dividend Equivalents with respect to dividend payment dates that occur prior to a forfeiture of the Restricted Share Units to which they relate.

Restricted Share Units that vest in accordance with the terms of Section 6 will be settled pursuant to and in accordance with the terms of that Section. Unvested Share Units that are forfeited by Grantee pursuant to and in accordance with the terms of Section 5 will be cancelled without payment of any consideration by PNC.

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The right to ongoing Dividend Equivalents is granted in connection with the Restricted Share Units and therefore shall terminate, without payment of any consideration by PNC, upon the settlement of Vested Share Units or the cancellation of Unvested Share Units, whichever is applicable.

4. Dividend Equivalents. From and after the Grant Date until such time as the Restricted Share Units granted in connection with such Dividend Equivalents are either (i) settled pursuant to and in accordance with the terms of Section 6 or (ii) cancelled upon forfeiture in accordance with the terms of Section 5, the Corporation will make cash payments to Grantee equivalent to the amounts of the quarterly cash dividends Grantee would have received, if any, had the Restricted Share Units to which such Dividend Equivalents relate been shares of PNC common stock issued and outstanding on the record dates for cash dividends on PNC common stock that occur during such period.

The Corporation will make such payments to Grantee pursuant to this Section 4 each quarter following the dividend payment date that relates to each such record date, if any. Such amounts shall be paid in cash in accordance with applicable regular payroll practice as in effect from time to time for similarly situated employees within 30 days after the applicable dividend payment date.

Termination or cancellation of Dividend Equivalents will have no effect on cash payments made pursuant to this Section 4 prior to such termination or cancellation.

If the right to ongoing Dividend Equivalents terminates because the Restricted Share Units to which they relate have been settled pursuant to and in accordance with the terms of Section 6 and such termination occurs after the dividend record date for a quarter but before the related dividend payment date, the Corporation will nonetheless make such a quarterly dividend equivalent payment to Grantee with respect to that record date, if any.

5. Forfeiture Events.

5.1 Termination for Cause. In the event that Grantee’s employment with the Corporation is terminated by the Corporation for Cause prior to the 5th anniversary of the Grant Date, all Restricted Share Units that are Unvested Share Units on Grantee’s Termination Date, together with the right to Dividend Equivalents granted in connection with such Restricted Share Units, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC; provided, however, this Section 5.1 shall only apply if the Termination Date occurs prior to the occurrence of a Change of Control, if any.

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5.2 Termination Prior to 3rd Anniversary of Grant Date Other than for Death or Disability. In the event that Grantee’s employment with the Corporation terminates prior to the 3rd anniversary of the Grant Date for any reason other than (i) Grantee’s death or (ii) termination of Grantee’s employment by the Corporation by reason of Grantee’s Disability, all Restricted Share Units that are Unvested Share Units on Grantee’s Termination Date, together with the right to Dividend Equivalents granted in connection with such Restricted Share Units, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC; provided, however, this Section 5.2 shall only apply if the Termination Date occurs prior to the occurrence of a Change of Control, if any[, and provided, further, that this Section 5.2 shall not apply if the Termination Date occurs after the date on which James E. Rohr ceases to be the CEO].

5.3 Detrimental Conduct. Unvested Share Units that would otherwise remain outstanding after Grantee’s Termination Date, if any, together with the right to Dividend Equivalents granted in connection with such Restricted Share Units, will be forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC in the event that, at any time prior to the date such units vest in accordance with Section 6, PNC, by PNC’s Designated Person, determines in its sole discretion that Grantee has engaged in Detrimental Conduct; provided, however, that no determination that Grantee has engaged in Detrimental Conduct may be made on or after the date of Grantee’s death or on or after the date of a Change of Control.

5.4 Judicial Criminal Proceedings. If any criminal charges are brought against Grantee alleging the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation in an indictment or in other analogous formal charges commencing judicial criminal proceedings, then to the extent that the Restricted Share Units are still outstanding and have not yet vested, the vesting of the Unvested Share Units shall be automatically suspended.

Such suspension of vesting shall continue until the earliest to occur of the following:

(1) resolution of the criminal proceedings in a manner that results in a conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation;

(2) resolution of the criminal proceedings in one of the following ways: (i) the charges as they relate to such alleged felony have been dismissed (with or without prejudice); (ii) Grantee has been acquitted of such alleged felony; or (iii) a criminal proceeding relating to such alleged felony has been completed without resolution (for example, as a result of a mistrial) and the relevant time period for recommencing criminal proceedings relating to such alleged felony has expired without any such recommencement;

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(3) Grantee’s death; or

(4) the occurrence of a Change of Control.

If the suspension is terminated by the occurrence of an event set forth in clause (1) above, the Restricted Share Units, together with all Dividend Equivalents granted in connection with such Restricted Share Units, will, upon such occurrence, be automatically forfeited by Grantee to PNC and cancelled without payment of any consideration by PNC.

If the suspension is terminated by the occurrence of an event set forth in clause (2), (3) or (4) above, vesting and settlement shall proceed in accordance with Section 6, as applicable.

5.5 Termination of Award Upon Forfeiture of Units. The Award will terminate, and neither Grantee nor any successors, heirs, assigns or legal representatives of Grantee will thereafter have any further rights or interest in the Restricted Share Units or the related right to Dividend Equivalents evidenced by the Agreement, upon forfeiture and cancellation pursuant to the provisions of Section 5 of such Restricted Share Units and related right to Dividend Equivalents.

6. Vesting; Settlement of Vested Share Units.

6.1 Vesting. For the purpose of determining the vesting date applicable to each portion of the Award, the Restricted Share Units are divided into three “Tranches” as follows: (1) 25% of the share units (rounded down to the nearest whole share unit) are in the First Tranche of the Restricted Share Units; (2) another 25% of the share units (rounded down to the nearest whole share unit) are in the Second Tranche of the Restricted Share Units; and (3) the remaining 50% of the share units are in the Third Tranche of the Restricted Share Units.

Unless Unvested Share Units have been forfeited pursuant to the provisions of Section 5, Grantee’s Unvested Share Units will vest upon the earliest to occur of the following:

(i)

the 3rd anniversary of the Grant Date in the case of the First Tranche share units, the 4th anniversary of the Grant Date in the case of the Second Tranche share units, and the 5th anniversary of the Grant Date in the case of the Third Tranche share units, respectively, or, if later, on the date as of which any suspension imposed pursuant to Section 5.4 is lifted and the units vest, as applicable;

(ii)	Grantee’s death; and

(iii)	the occurrence of a Change of Control.

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6.2 Settlement. Vested Share Units will be settled at the time set forth in this Section 6.2 by delivery to Grantee of that number of whole shares of PNC common stock equal to the number of Vested Share Units being settled or as otherwise provided in Section 8 if applicable. No fractional shares will be issued, and if the Vested Share Units include a fractional interest, such fractional interest will be liquidated on the basis of the then current Fair Market Value of PNC common stock, or as otherwise provided in Section 8 if applicable, and paid to Grantee in cash at the time the shares are issued.

Payment will be made to Grantee with respect to the settlement of Vested Share Units as soon as practicable, but in no event later than 30 days, following the settlement date, which shall be the earliest to occur of the following:

(i)

the 3rd , 4th , or 5th anniversary of the Grant Date, as the case may be, with respect to the First, Second or Third Tranche of the Restricted Share Units, as applicable, or, if later, the date as of which any suspension imposed pursuant to Section 5.4 is lifted and the units vest, as applicable;

(ii)	the date of Grantee’s death; and

(iii)	the occurrence of a Change of Control, but only if such Change of Control is a permissible payment event under Section 409A of the Internal Revenue Code and any regulations, revenue procedures or revenue rulings issued by the Secretary of the United States Treasury applicable to such Section 409A.

In the event that the settlement date is the date as of which any suspension imposed pursuant to Section 5.4 is lifted, payment will be made no later than the earlier of (a) 30 days after the settlement date and (b) December 31 of the year in which the settlement date occurs.

7. No Rights as Shareholder Until Issuance of Shares. Grantee will have no rights as a shareholder of PNC by virtue of this Award unless and until shares are issued and delivered in settlement of vested Restricted Share Units pursuant to Section 6.

8. Capital Adjustments.

8.1 Except as otherwise provided in Section 8.2, if applicable, upon the occurrence of a corporate transaction or transaction (including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or reorganizations of or by PNC (each, a “Corporate Transaction”)), the Compensation Committee or its delegate shall make those adjustments, if any, in the number, class or kind of Restricted Share Units and related Dividend Equivalents then outstanding under the Award that it deems appropriate in its discretion to reflect the Corporate Transaction(s) such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transaction or Transactions, including without limitation (a) measuring the value per share unit by reference to the per share value of the

February 2009

consideration payable to a PNC common shareholder in connection with such Corporate Transaction and (b) authorizing payment of all of the Vested Share Units that are settled pursuant to Section 6 solely in cash at the applicable time specified by Section 6.

All determinations hereunder shall be made by the Compensation Committee or its delegate in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

8.2 Upon the occurrence of a Change of Control, (a) the number, class and kind of Restricted Share Units and related Dividend Equivalents then outstanding under the Award will automatically be adjusted to reflect the same changes as are made to outstanding shares of PNC common stock generally, (b) the value per share unit will be measured by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Change of Control transaction, and (c) if the effect of the Change of Control transaction on a PNC common shareholder is to convert that shareholder’s holdings into consideration that does not consist solely (other than as to a minimal amount) of shares of PNC common stock, then payment in settlement of all of the Vested Share Units will be made solely in cash at the applicable time specified by Section 6.

9. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) Restricted Share Units and Dividend Equivalents may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered.

(b) If Grantee is deceased at the time vested Restricted Share Units are settled in accordance with the terms of Section 6, such delivery of shares or other payment will be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by PNC.

(c) Any delivery of shares or other payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

10. Withholding Taxes. Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from any amounts then payable to Grantee. To the extent that any payment hereunder is settled in cash, PNC will withhold first from such cash portion of the payment and, if that is not sufficient or if there is no such cash portion, PNC will then retain whole shares of PNC common stock from amounts payable to Grantee hereunder in the form of shares, until such withholdings in the aggregate are sufficient to satisfy such minimum required withholding obligations. If any withholding is required prior to the time amounts are payable to Grantee hereunder, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

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For purposes of this Section 10, shares of PNC common stock retained to satisfy applicable withholding tax requirements will be valued at their Fair Market Value on the date the tax withholding obligation arises.

PNC will not retain more than the number of shares sufficient to satisfy the minimum amount of taxes then required to be withheld in connection herewith after any cash portion of the amounts payable hereunder has already been withheld for such purpose. If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection herewith, no additional withholding may be made.

11. Employment. Neither the granting of the Restricted Share Units and Dividend Equivalents nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Compensation Committee. In all respects the Award and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Award and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Compensation Committee or its delegate or under the authority of the Compensation Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement. The Agreement constitutes the entire agreement between Grantee and PNC with respect to the subject matters addressed herein, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties concerning the subject matters hereof.

14. Grantee Covenants.

14.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 14 and 15 by virtue of receiving this Restricted Share Units and Dividend Equivalents award (regardless of whether such share units ultimately vest and settle); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

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14.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 14.2 while employed by the Corporation and for a period of twelve (12) months after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

14.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

14.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 14.4 shall be performed by Grantee without further compensation and will continue beyond the Termination Date.

February 2009

15. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

15.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

15.2 Equitable Remedies. A breach of the provisions of any of Sections 14.2, 14.3 or 14.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

15.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 14.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

15.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

15.5 Severability. The restrictions and obligations imposed by Sections 14.2, 14.3 and 14.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

15.6 Reform. In the event any of Sections 14.2, 14.3 and 14.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

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15.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 14.2, 14.3 and 14.4.

15.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

15.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Award and the Agreement comply with the provisions of Section 409A of the Internal Revenue Code to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement and the Award to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

16. Acceptance of Award; PNC Right to Cancel. If Grantee does not accept the Award by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within 30 days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Award at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective.

In the event that one or more record dates for dividends on PNC common stock occur after the Grant Date but before the date the Agreement is effective in accordance with this Section 16, then upon the effectiveness of the Agreement, the Corporation will make a cash payment to Grantee equal to the amount of the dividend equivalent payment Grantee would have received had the Agreement been effective on the Grant Date.

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IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

February 2009

ANNEX A

CERTAIN DEFINITIONS

*    *    *

A.1 “Agreement” means the Stock-Payable Restricted Share Units Agreement between PNC and Grantee evidencing the Restricted Share Units with Dividend Equivalents award granted to Grantee pursuant to the Plan.

A.2 “Award” means the Restricted Share Units with Dividend Equivalents award granted to Grantee pursuant to the Plan and evidenced by the Agreement.

A.3 “Board” means the Board of Directors of PNC.

A.4 “Cause” means:

(a) The willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(b) A material breach by Grantee of (1) any code of conduct of PNC or one of its subsidiaries or (2) other written policy of PNC or a subsidiary, in either case required by law or established to maintain compliance with applicable law;

(c) Any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or a subsidiary;

(d) Any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(e) Entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when PNC, by PNC’s Designated Person, determines that Grantee is guilty of conduct described in clause (a), (b) or (c) above or that an event described in clause (d) or (e) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

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A.5 “CEO” means the chief executive officer of PNC.

A.6 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section A.6(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section A.6(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate

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entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

A.7 “Compensation Committee” means the Personnel and Compensation Committee of the Board or such person or persons as may be designated or appointed by that committee as its delegate or designee.

A.8 “Competitive Activity” means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section A.12(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

A.9 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A of the Internal Revenue Code.

A.10 “Corporation” means PNC and its Consolidated Subsidiaries.

A.11 “Designated Person” means either: (a) the Compensation Committee or its delegate, if Grantee is a member of the Corporate Executive Group (or equivalent successor classification) or is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to PNC securities, or if Grantee was such a member or was subject to such reporting requirements when he or she ceased to be an employee of the Corporation; or (b) the CEO, if Grantee is not within one of the groups specified in Section A.11(a).

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A.12 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when PNC, by PNC’s Designated Person, determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

A.13 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A of the Internal Revenue Code, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

A.14 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

A.15 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

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A.16 “Grant Date” means the Grant Date set forth on page 1 of the Agreement and is the date as of which the Restricted Share Units with Dividend Equivalents are authorized to be granted by the Compensation Committee or its delegate in accordance with the Plan.

A.17 “Grantee” means the person to whom the Restricted Share Units with Dividend Equivalents award is granted, and is identified as Grantee on page 1 of the Agreement.

A.18 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

A.19 “PNC” means The PNC Financial Services Group, Inc.

A.20 Intentionally omitted

A.21 “SEC” means the United States Securities and Exchange Commission.

A.22 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

A.23 “Unvested Share Units” means any Restricted Share Units that are outstanding but have not vested in accordance with the terms of Section 6 of the Agreement.

A.24 “Vested Share Units.” Provided that the Restricted Share Units have not been forfeited pursuant to the terms of Section 5 of the Agreement and are then outstanding, Restricted Share Units will vest in accordance with the terms of Section 6 of the Agreement. Restricted Share Units that have vested and become Vested Share Units are no longer subject to forfeiture under the terms of the Agreement.

February 2009

2009 Performance Units Grant

Performance Period: January 1, 2009 - December 31, 2011 (3 Years)

Performance Criteria: Annual Levels of Financial Return from Investing Activities

Achieved by PNC’s A&L Unit Relative to Benchmark Index

100% Vests on Final Award

THE PNC FINANCIAL SERVICES GROUP, INC.

2006 INCENTIVE AWARD PLAN

*    *     *

2009 PERFORMANCE UNITS AGREEMENT

*    *    *

GRANTEE:

GRANT DATE:	February 12, 2009

TARGET SHARE UNITS:	Share Units

1. Definitions. Certain terms used in this 2009 Performance Units Agreement (“Agreement”) are defined in Section 14 or elsewhere in the Agreement, and such definitions will apply except where the context otherwise indicates.

In the Agreement, “PNC” means The PNC Financial Services Group, Inc., “Corporation” means PNC and its Consolidated Subsidiaries, and “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan.

2. Grant of 2009 Performance Units. Pursuant to the Plan and subject to the terms and conditions of the Agreement, PNC grants to the grantee named above (“Grant” and “Grantee”) a Share-denominated incentive award opportunity of Performance Units with the number of target Share Units set forth above (“Target Share Units”).

The Grant is subject to the corporate performance conditions, employment conditions, and other terms and conditions of this Agreement and to the Plan, to final award determination, and to Grantee’s acceptance of the Grant in accordance with Section 17. Payment of any Final Award (as defined in Section 14.21) authorized pursuant to the Agreement will generally be made in cash in an amount equal to the number of Share Units specified in the Final Award multiplied by the per share price of PNC common stock on the award date (sometimes referred to in the Agreement as payment in “cash Share-equivalents”).

In general, the Grant is an opportunity for Grantee to receive, at the end of the applicable performance period, an award in cash Share-equivalents based on the degree

February 2009

to which specified corporate performance criteria for PNC’s Asset & Liability Unit (“A&L Unit”) have been achieved, as determined by the Committee (defined in Section 14.14) and subject to its negative discretion, or otherwise in accordance with the terms of the Agreement, provided that Grantee satisfies the employment conditions specified in the Agreement (or qualifies for a specified exception and is deemed to have satisfied those employment conditions) and the other conditions of the Agreement are met.

The potential maximum award payout that Grantee will be eligible to receive will be denominated in Share Units and will be expressed as a percentage of the Target Share Units. The number of Target Share Units for this Grant is set forth on page 1 of the Agreement. The potential maximum award payout percentage will be determined by the levels of financial return from investing activities that the A&L Unit achieves relative to benchmark performance (in basis points) for each of the three years in the overall performance period and by the potential award payout calculation schedule established by the Committee, giving equal weight to each of the three covered years, subject to certain limitations or adjustments if there is an early termination or limitation of the performance measurement period (e.g., if Grantee dies or has a qualifying retirement or if there is a Change of Control, as defined herein, during a performance measurement period).

Absent a Change of Control (as defined herein), the Committee will determine the Final Award, if any, that Grantee receives within this calculated maximum potential payout amount, generally in early 2012 (or early in 2010 or 2011 in the event of Grantee’s death prior to that time). The Committee may adjust the Final Award downward, but not upward, from this calculated performance-based amount. This potential award payout amount could be as high as 200% of the Target Share Units for A&L Unit performance significantly above the applicable benchmark index as specified by the Agreement for each year of the three-year performance period and if Grantee remains an employee of the Corporation throughout the full three-year performance period, or it could be zero if the A&L Unit fails to achieve at least the threshold level of performance specified for an award in the Agreement schedules with respect to such performance standards and years or if Grantee fails to satisfy the employment conditions or qualified exceptions specified in the Agreement.

Any Final Award payout authorized pursuant to this Grant will generally be paid in cash Share-equivalents. The Grant must still be outstanding at the time a Final Award determination is made for Grantee to be eligible to receive an award, and any Final Award and payment thereof is subject to the terms and conditions set forth in the Agreement and to the Plan.

The Agreement also provides a formula for calculation of the Final Award in the event of a Change of Control of PNC and for the form and timing of payment of any such award.

February 2009

3. Corporate Performance Conditions. The Grant is subject to the following corporate performance conditions.

3.1 Performance Criteria. The corporate performance standards established by the Committee as the performance criteria for the Performance Units are the levels of financial return from investing activities achieved by the A&L Unit relative to applicable Benchmark Performance Index, as defined in Section 14.6. This A&L Unit investment performance is measured annually for each year (or shorter partial-year period where required by the Agreement) in the Performance Period, as defined in Section 14.33.

3.2 Benchmark Performance Indices and Annual Potential Payout Calculation Schedules. The Committee has determined that the Benchmark Performance Index for each year (or shorter partial-year period where required by the Agreement) in the Performance Period will be the same benchmark performance index that PNC uses internally to evaluate the investment performance of the A&L Unit as in effect as of March 30 of that year, so that, for example, 2009 performance will be compared to PNC’s internal performance benchmark index for the A&L Unit in effect on March 30, 2009, 2010 performance will be compared to PNC’s internal performance benchmark index for the A&L Unit in effect on March 30, 2010, etc.

The Committee also establishes the applicable Annual Potential Payout Calculation Schedule (as defined in Section 14.3) with respect to this Grant for the full years, and/or portion of a year where a limited-year calculation applies, in the Performance Period. The Schedule established by the Committee at the time it authorized this Grant shall apply to all full and partial covered years in the Performance Period unless and until amended prospectively by the Committee.

3.3 Calculation of Applicable Annual Potential Payout Percentages. After the end of each year of the Performance Period, PNC will: (1) determine the level of financial return from investing activities achieved by the A&L Unit for the applicable period and the comparison in basis points of such performance to the applicable Benchmark Performance Index; and (2) calculate the Annual Potential Payout Percentage, as defined in Section 14.2, achieved by the A&L Unit for that year. Such results will be presented to the Committee.

Where the Agreement requires the calculation of an Annual Potential Payout Percentage for a given period that is less than a full year (e.g., upon certain qualifying terminations or Change of Control), PNC will determine the level of financial return from investing activities achieved by the A&L Unit relative to benchmark for that limited period and the Limited-Year Annual Potential Payout Percentage for that limited period as so required by the Agreement.

4. Grantee Service Requirement and Limitation of Potential Award; Early Termination of Grant. The Grant is subject to the following employment conditions.

4.1 Eligibility for an Award; Employment Conditions and Early Termination of Grant. Grantee will not be eligible to receive a Final Award unless the Grant remains

February 2009

outstanding on the Committee-determined Award Date (as defined in Section 14.5) or as of the end of the day immediately preceding the day on which a Change of Control occurs, if earlier.

The Grant will automatically terminate on Grantee’s Termination Date (as defined in Section 14.45) unless an exception is available as set forth in Section 4.2, Section 4.3, Section 4.4 or Section 4.5. Where one or more of the conditions to an exception are post-employment conditions, the Grant will terminate upon the failure of any of those conditions.

In the event that Grantee’s employment is terminated by the Corporation for Cause (as defined in Section 14.9), the Grant will automatically terminate on Grantee’s Termination Date whether or not the termination might otherwise have qualified for an exception as a Retirement or a Disability termination pursuant to Section 4.3 or Section 4.4.

In the limited circumstances where the Grant remains outstanding notwithstanding Grantee’s termination of employment with the Corporation, Grantee will be eligible for consideration for an award, subject to limitation as set forth in the applicable section of the Agreement. Said award, if any, will be determined and payable at the same time that such an award would have been determined and payable had Grantee remained a Corporation employee, except that in the case of death, the determination and payment of said award, if any, shall be accelerated if so indicated in accordance with the applicable provisions of Section 5 or Section 6, as applicable, and Section 7.

Any award that the Committee may determine to make after Grantee’s death will be paid to Grantee’s legal representative, as determined in good faith by the Committee, in accordance with Section 9.

Notwithstanding anything in Section 4 or Section 5 to the contrary, if a Change of Control (as defined in Section 14.11) occurs prior to the time the Committee makes a Final Award determination pursuant to Section 5.2 (that is, prior to the Committee-determined Award Date), an award will be determined in accordance with Section 6.

4.2 Death While an Employee. If Grantee dies while an employee of the Corporation and prior to the Committee-determined Award Date, the Grant will remain outstanding and Grantee will be eligible for consideration for a prorated award calculated in accordance with Section 5.1(b), with an applicable performance measurement date (as defined in Section 5.1) of the earlier of the last day of the year in which the death occurred and December 31, 2011, and payable in accordance with Section 7.

Any such award will be subject to Committee determination pursuant to Section 5.2, and may be reduced or eliminated by the Committee in the exercise of its negative discretion unless such determination occurs during a Change of Control Coverage Period (as defined in Section 14.12) or a Change of Control has occurred.

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In the event that a Change of Control occurs after the time Grantee died but prior to the time the Committee makes an award determination with respect to Grantee (either to award a specified amount or not to authorize any award), an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(b) and payable in accordance with Section 7.

4.3 Qualifying Retirement. If Grantee Retires (as defined in Section 14.39) prior to the Committee-determined Award Date and the termination of employment is not also a termination by the Corporation for Cause, the Grant will remain outstanding post-employment; provided, however, that PNC may terminate the Grant at any time prior to the Award Date, other than during a Change of Control Coverage Period or after the occurrence of a Change of Control, upon determination that Grantee has engaged in Detrimental Conduct (as defined in Section 14.18). If Grantee is Disabled (as defined in Section 14.19) at the time of Retirement and Section 4.4 is also applicable to Grantee, that subsection will govern rather than this Section 4.3.

Provided that the Grant has not been terminated prior to the award date for Detrimental Conduct and is still outstanding at that time, Grantee will be eligible for Committee consideration of a prorated award at the time that such an award, if any, would have been considered had Grantee remained a Corporation employee, calculated in accordance with Section 5.1(c) with a performance measurement date of the last day of the last full quarter completed on or prior to Grantee’s Retirement date, but in no event later than December 31, 2011, and payable in accordance with Section 7.

Any such award will be subject to Committee determination pursuant to Section 5.2, and may be reduced or eliminated by the Committee in the exercise of its negative discretion unless such determination occurs during a Change of Control Coverage Period or a Change of Control has occurred.

If Grantee dies after a qualifying Retirement but before the time set forth above for consideration of an award and provided that the Grant has not been terminated for Detrimental Conduct and is still outstanding at the time of Grantee’s death, the Committee may consider an award for Grantee and make an award determination with respect to Grantee (either to award a specified amount or not to authorize any award). Any such award determination will be made and such award, if any, will be calculated in accordance with Section 5.1(c) as described above but will be paid in accordance with Section 7 during the calendar year immediately following the year in which Grantee’s death occurs, if the death occurs on or prior to December 31, 2011, or in 2012 if the death occurs in 2012 but prior to the Award Date.

In the event that a Change of Control occurs prior to the time the Committee makes an award determination with respect to Grantee (either to award a specified amount or not to authorize an award), an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(c) and payable in accordance with Section 7.

February 2009

4.4 Qualifying Disability Termination. If Grantee’s employment with the Corporation is terminated by reason of Disability (as defined in Section 14.19) prior to the Committee-determined Award Date and the termination of employment is not also a termination by the Corporation for Cause, the Grant will remain outstanding post-employment; provided, however, that PNC may terminate the Grant at any time prior to the Award Date, other than during a Change of Control Coverage Period or after the occurrence of a Change of Control, upon determination that Grantee has engaged in Detrimental Conduct (as defined in Section 14.18).

Provided that the Grant is still outstanding at that time, Grantee will be eligible for Committee consideration of a full award at the time that such an award, if any, would have been considered had Grantee remained a Corporation employee, calculated in accordance with Section 5.1(d) and payable in accordance with Section 7.

Any such award will be subject to Committee determination pursuant to Section 5.2, and may be reduced or eliminated by the Committee in the exercise of its negative discretion unless such determination occurs during a Change of Control Coverage Period or a Change of Control has occurred. Although Grantee will be eligible for consideration for a full award (Standard Payout Calculation) at the scheduled time, it is anticipated that the Committee will take into account the timing and circumstances of the Disability when deciding whether and the extent to which to exercise its negative discretion.

If Grantee dies after a qualifying Disability termination but before the time set forth above for consideration of an award and provided that the Grant has not been terminated for Detrimental Conduct and is still outstanding at the time of Grantee’s death, the Committee may consider an award for Grantee and make an award determination with respect to Grantee (either to award a specified amount or not to authorize any award). Any such award determination will be made and such award, if any, will be paid in accordance with Section 7 during the year immediately following the year in which Grantee’s death occurs, if the death occurs on or prior to December 31, 2011, or in 2012 if the death occurs in 2012 but prior to the Award Date; provided, however, that the maximum award that may be approved in these circumstances is the award that could have been authorized had Grantee died while an employee of the Corporation.

In the event that a Change of Control occurs prior to the time the Committee makes an award determination with respect to Grantee (either to award a specified amount or not to authorize an award), an award will be deemed to be made pursuant to Section 6, calculated as specified in Section 6.1(d) and payable in accordance with Section 7.

4.5 Qualifying Termination in Anticipation of a Change of Control. If Grantee’s employment with the Corporation is terminated by the Corporation prior to the Award Date and such termination is an Anticipatory Termination as defined in Section 14.4, then (i) the Grant will remain outstanding notwithstanding Grantee’s

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termination of employment with the Corporation, (ii) the Grant will not be subject to termination for Detrimental Conduct, and (iii) Grantee will be eligible for consideration for an award pursuant to Section 5.2, calculated in accordance with Section 5.1(e), or will receive an award pursuant to Section 6, calculated as specified in Section 6.1(e), as applicable. Any such award will be payable in accordance with Section 7.

If Grantee dies while eligible to receive an award pursuant to this Section 4.5 but prior to the time the Committee makes an award determination pursuant to Section 5.2 or a Change of Control occurs, Grantee will be eligible for Committee consideration of an award of up to the greater of the award Grantee could have received had he died while an employee of the Corporation or an award determined as set forth in Section 5.1(e). If Grantee dies while eligible to receive an award pursuant to this Section 4.5 but a Change of Control occurs prior to the time the Committee makes an award determination pursuant to Section 5.2, Grantee will be deemed to receive an award in accordance with Section 6.1(e).

5. Certification of Performance Results; Calculation of Maximum Potential Payout Amount; and Final Award Determination.

5.1 Certification of Level of Achievement of A&L Unit Performance with Respect to Performance Criteria; Calculation of Final Potential Payout Percentage and Calculated Maximum Potential Payout Amount. As soon as practicable after December 31, 2011, or after the earlier relevant date if the applicable performance measurement date and potential award date are earlier under the circumstances, PNC will present information to the Committee concerning the following: (1) the levels of financial return from investing activities achieved by the A&L Unit for each of the applicable full and partial years for which performance is being measured under the circumstances, and the comparison, in basis points, of such performance to applicable Benchmark Performance Index for each such period; (2) the calculated Annual Potential Payout Percentages determined in accordance with the applicable Schedule on the basis of the performance achieved by the A&L Unit compared to applicable benchmark for such periods; and (3) the calculated Final Potential Payout Percentage.

Subsections (a), (b), (c), (d) and (e) below set forth additional criteria for the certifications and calculations to be made pursuant to this Section 5.1 under varying circumstances. The last day of the applicable performance measurement period is sometimes referred to as the “performance measurement date”. The time when the certification, calculation and Final Award determination process will take place is sometimes referred to as the “scheduled award determination period”, and the date when a Final Award, if any, is determined and made by the Committee is sometimes referred to as the “Committee-determined Award Date” (as set forth in Section 14.5).

Notwithstanding anything in this Section 5 to the contrary, if a Change of Control has occurred, Section 6 will apply.

(a) Non-Exceptional Circumstances – Standard Payout Calculation. Provided that Grantee remains an employee of the Corporation and the Grant remains outstanding

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such that Grantee remains eligible for consideration for an award, and that a Change of Control has not occurred, the Performance Period will run through December 31, 2011 and the process of certification of the levels of achievement of A&L Unit performance with respect to the Performance Criteria, the calculation of the Final Potential Payout Percentage and the Calculated Maximum Potential Payout Amount, and the determination of the Final Award, if any, will occur in early 2012.

Under the circumstances set forth in this subsection (a) above (“non-exceptional circumstances”), PNC will present information to the Committee for purposes of this Section 5.1 on the following basis:

(i) the applicable performance measurement date will be December 31, 2011;

(ii) the applicable Performance Period will consist of the full years 2009, 2010 and 2011;

(iii) the applicable Final Potential Payout Percentage will be the percentage that is the average of the Annual Potential Payout Percentages for 2009, 2010 and 2011, but in no event greater than 200%;

(iv) the applicable Calculated Maximum Potential Payout Amount will be the number of Share Units equal to the Final Potential Payout Percentage of the Target Share Units; and

(v) the scheduled award determination period will occur in early 2012.

(b) Death While an Employee. In the event that Grantee dies while an employee of the Corporation and prior to the regularly scheduled award date for non-exceptional circumstances in early 2012 and the Grant remains outstanding pursuant to Section 4.2, PNC will present information to the Committee for purposes of this Section 5.1 on the following basis:

(i) the applicable performance measurement date will be the earlier of the last day of the year in which the death occurred and December 31, 2011;

(ii) the applicable Performance Period will be the period commencing on January 1, 2009 and ending on the applicable performance measurement date, and will consist of the one, two or three full years, as the case may be, in that period;

(iii) the applicable Final Potential Payout Percentage will be a Limited-Period Final Potential Payout Percentage and will be the percentage that is the average of the Annual Potential Payout Percentages for the full years in the applicable Performance Period specified above, but in no event greater than 200%;

(iv) the applicable Calculated Maximum Potential Payout Amount will be the number of Share Units equal to (x) the applicable Limited-Period Final Potential Payout Percentage of the Target Share Units, then (y) prorated (as defined in Section 14.37) based on the number of full years in the applicable Performance Period specified above, including the year of death if prior to 2012; and

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(v) the scheduled award-determination period will occur during the year immediately following the year in which Grantee died (i.e., early in 2010, 2011, or 2012, as the case may be) unless Grantee dies after December 31, 2011 but prior to the award date, in which case the scheduled award-determination period will occur in 2012.

(c) Retirement. In the event that Grantee Retires prior to the regularly scheduled award date for non-exceptional circumstances in early 2012 but Grantee has met the conditions for a qualifying Retirement termination set forth in Section 4.3 and the Grant has not been terminated by PNC prior to the award date pursuant to Section 4.3 for Detrimental Conduct and remains outstanding, PNC will present information to the Committee for purposes of this Section 5.1 on the following basis:

(i) the applicable performance measurement date will be the last day of the last full quarter completed prior to Grantee’s Retirement date or, if the Retirement date is a quarter-end date, that quarter-end date, but in no event later than December 31, 2011;

(ii) the applicable limited Performance Period will be the period commencing on January 1, 2009 and ending on the applicable performance measurement date, and will consist of the full and partial years in that period;

(iii) the applicable Final Potential Payout Percentage will be a Limited-Period Final Potential Payout Percentage and will be the percentage that is the weighted average of the Annual Potential Payout Percentages for the full years, if any, and the Limited-Year Annual Potential Payout Percentage for the partial year, if any, in the applicable limited Performance Period specified above, calculated as set forth in Section 14.29;

(iv) the applicable Calculated Maximum Potential Payout Amount will be the number of Share Units equal to (x) the applicable Limited-Period Final Potential Payout Percentage of the Target Share Units, then (y) prorated (as defined in Section 14.37) based on the number of full quarters in the applicable limited Performance Period (i.e., in the period from January 1, 2009 through the quarter-end date that is the applicable performance measurement date specified above); and

(v) the scheduled award determination period will occur in early 2012 as provided in Section 7.1, unless Grantee dies after Retirement but before the beginning of 2011, in which case the scheduled award-determination period will occur in early 2010 (if the death occurred in 2009) or early 2011 (if the death occurred in 2010), as the case may be.

In the event that Grantee is Disabled at the time of Retirement and Section 4.4 is also applicable to Grantee, then Section 5.1(d) will govern rather than this Section 5.1(c).

(d) Disability. Except as set forth in the following paragraph, in the event that Grantee becomes Disabled prior to the regularly scheduled award date for

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non-exceptional circumstances in early 2012 but Grantee has met the conditions for a qualifying Disability termination set forth in Section 4.4 and the Grant has not been terminated by PNC prior to the award date pursuant to Section 4.4 for Detrimental Conduct and remains outstanding, PNC will present information to the Committee for purposes of this Section 5.1 for consideration of an award on the same basis as that set forth in Section 5.1(a) for a continuing employee of the Corporation, together with such information as the Committee may request concerning the timing and circumstances of the Disability. The scheduled award-determination period will occur in early 2012 as provided in Section 7.1.

If Grantee dies after a qualifying Disability termination but prior to the regularly scheduled award date and the Grant is still outstanding at the time of Grantee’s death, Grantee will be eligible for Committee consideration of an award at the time and up to the maximum amount of the award Grantee could have received had he died while an employee of the Corporation.

(e) Qualifying Termination in Anticipation of a Change of Control. In the event that Grantee’s employment with the Corporation is terminated by the Corporation prior to the regularly scheduled award date for non-exceptional circumstances in early 2012 but Grantee has met the conditions for a qualifying termination in anticipation of a Change of Control set forth in Section 4.5 and the Grant remains outstanding, but a Change of Control has not yet occurred, then:

(1) If a Change of Control transaction is pending at the regularly scheduled award date, the Grant will remain outstanding and Grantee will be eligible to receive an award pursuant to Section 5.2 on the same basis as that set forth in Section 5.1(c) for a qualifying Retiree and the Committee will have no discretion to reduce the size of such award; and

(2) If there is no Change of Control transaction pending at the regularly scheduled award date, the Grant will remain outstanding and the Committee will have discretion to authorize an award, pursuant to Section 5.2, to Grantee up to a maximum permitted award calculated on the same basis as that set forth in Section 5.1(c) for a qualifying Retiree, but the Committee will also have discretion to reduce the award as set forth in Section 5.2(b).

If Grantee dies after an Anticipatory Termination but prior to the time the Committee makes an award determination pursuant to Section 5.2 or a Change of Control occurs, Grantee will be eligible for Committee consideration of an award of up to the greater of the award Grantee could have received had he died while an employee of the Corporation or an award determined as set forth above in this Section 5.1(e).

If Grantee dies after an Anticipatory Termination but a Change of Control occurs prior to the time the Committee makes an award determination pursuant to Section 5.2, Grantee will be deemed to receive an award in accordance with Section 6.1(e).

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5.2 Final Award Determination by Committee.

(a) The Committee will have the authority to award to Grantee (“award”) as a Final Award such amount, denominated as a specified number of Share Units, as may be determined by the Committee, subject to the limitations set forth in the following paragraph, provided, that, the Grant is still outstanding, that Grantee is either still an employee of the Corporation or qualifies for an exception to the employment condition pursuant to Section 4.2, 4.3, 4.4 or 4.5, and that the Final Potential Payout Percentage is greater than zero.

The Final Award may not exceed the applicable Calculated Maximum Potential Payout Amount, as determined in accordance with the applicable subsection of Section 5.1, and is subject to the exercise of negative discretion by the Committee pursuant to Section 5.2(b), if applicable. The Committee will not have authority to exercise negative discretion if a Change of Control Coverage Period has commenced and has not yet ended or if a Change of Control has occurred. If there has been a Change of Control, the Committee’s authority is subject to Section 6.

The date on which the Committee makes its determination as to whether or not it will authorize an award and, if so, the size of a Final Award, if any, it authorizes within the Calculated Maximum Potential Payout Amount determined pursuant to the Agreement is sometimes referred to in the Agreement as the “Committee-determined Award Date” (as set forth in Section 14.5).

Payment of the Final Award, if any, will be made in cash in accordance with Section 7. If Grantee dies after a Final Award is determined but before payment is made, payment of the Final Award will be made to Grantee’s legal representative, as determined in good faith by the Committee, in accordance with Section 9.

(b) Except during a Change of Control Coverage Period or after the occurrence of a Change of Control, the Committee may exercise negative discretion with respect to the Grant and may determine, in light of such Corporation or individual performance or other factors as the Committee may deem appropriate, that notwithstanding the levels of financial return from investing activities achieved by the A&L Unit relative to benchmark, the Committee will not award Grantee the full Calculated Maximum Potential Payout Amount that the Committee is authorized to award pursuant to Section 5.2(a), or any of such amount.

It is anticipated that the Committee will take into account such factors as absolute A&L Unit financial performance, absolute proprietary trading results, cumulative performance relative to benchmark, adherence to risk parameters, and Grantee’s contributions to the success of other PNC businesses when deciding whether and the extent to which to exercise its negative discretion.

If the Committee so determines to exercise its negative discretion pursuant to this Section 5.2(b), the Final Award, if any, will be reduced accordingly; provided, however,

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that the Committee may not exercise such negative discretion upon or after the occurrence of a Change of Control (or during the period after the occurrence of a Change of Control Triggering Event but before either a Change of Control Failure of such triggering event or a Change of Control occurs).

(c) If a Change of Control occurs prior to the time the Committee makes an award determination pursuant to Section 5.2, the Final Award will be determined in accordance with Section 6 rather than being determined by the Committee pursuant to Section 5.2 and will not be subject to the Committee’s negative discretion.

6. Change of Control Prior to a Committee-Determined Award Date.

6.1 Final Award Calculation.

Notwithstanding anything in the Agreement to the contrary, upon the occurrence of a Change of Control at any time prior to a Committee-determined Award Date pursuant to Section 5.2, (i) the Performance Period, if not already ended, will be limited and will end on the last day of the last full quarter completed prior to the day the Change of Control occurs or, if the Change of Control occurs on a quarter-end date, on the day the Change of Control occurs, but in no event later than December 31, 2011, and (ii) Grantee will be deemed to have been awarded a Final Award in an amount determined as set forth in this Section 6, payable to Grantee or Grantee’s legal representative at the time and in the manner set forth in Section 7, provided that the Grant is still outstanding as of the end of the day immediately preceding the day on which the Change of Control occurs and has not already terminated or been terminated in accordance with the terms of Section 4.

If this Section 6 is applicable and a Final Award is deemed to be awarded pursuant to Section 6, the day the Change of Control occurs will be considered the Award Date for purposes of the Agreement. This date is sometimes referred to in the Agreement as the “Change-of-Control-determined Award Date” (as set forth in Section 14.5).

(a) Standard Change of Control Payout Calculation. Provided that Grantee is an employee of the Corporation and the Grant is outstanding as of the end of the day immediately preceding the day on which the Change of Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be determined as follows:

(i) the applicable performance measurement date will be the last day of the last full quarter completed prior to the day the Change of Control occurs, or, if the Change of Control occurs on a quarter-end date, the day the Change of Control occurs, but in no event later than December 31, 2011;

(ii) the applicable Performance Period will be the period commencing on January 1, 2009 and ending on the applicable performance measurement date, and will consist of the full and partial years in that period;

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(iii) the scheduled award-determination period will occur as soon as practicable after the occurrence of the Change of Control; and

(iv) a Final Award will be calculated in two parts (Part A and Part B), and the Final Award amount will be the sum of the amounts calculated for the Part A Award and the Part B Award as set forth below; provided, however, that the Part B Award is not applicable in the limited circumstance where the Change of Control occurs on or after December 31, 2011 and the Part A Award is not prorated.

Part A Award: The Part A Award amount will be the number of Share Units equal to:

(1) the “Change of Control Payout Percentage” (calculated as set forth below) of the Target Share Units, then,

(2) prorated (as defined in Section 14.37) based on the number of full quarters in the applicable limited Performance Period (i.e., in the period from January 1, 2009 through the quarter-end date that is the applicable performance measurement date specified above) unless the Change of Control occurs on or after December 31, 2011. If the Change of Control occurs on or after December 31, 2011 (and therefore the applicable Performance Period covers a full three years), proration will not apply.

The “Change of Control Payout Percentage” will be (a) or (b) below, as applicable, (but in no event greater than 200%):

(a) If the Change of Control occurs prior to December 31, 2011, such that the Performance Period is less than three full years, the Change of Control Payout Percentage will be the higher of (1) 100% and (2) a Limited-Period Final Potential Payout Percentage calculated as set forth in Section 14.29 for the applicable limited Performance Period specified above; and

(b) If the Change of Control occurs on or after December 31, 2011, the Change of Control Payout Percentage will be the average of the Annual Potential Payout Percentages for the full years 2009, 2010 and 2011.

Part B Award: The Part B Award amount will be the number of Share Units equal to:

(1) 100% of the Target Share Units, multiplied by

(2) the fraction equal to 1.00 minus the fraction used for the proration by quarters in the calculation of the Part A Award above.

If the calculation of the Part A Award above does not include a proration factor, the Part B Award will not be applicable.

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Grantee’s Final Award determined pursuant to this Section 6.1(a) will be paid to Grantee’s legal representative, as determined in good faith by the Committee, in accordance with Section 9 if Grantee dies after the Change of Control occurs but before this Final Award is paid.

(b) Death. If Grantee died while an employee of the Corporation and a Final Award determination (either to award a specified amount or not to authorize any award) was made by the Committee pursuant to Section 5.2 prior to the Change of Control, no further or different award determination will be made pursuant to this Section 6.1.

In the event the Grantee died while an employee of the Corporation and qualified for consideration for an award pursuant to Section 4.2 but the Committee had not yet made an award determination (either to award a specified amount or not to authorize any award) with respect to Grantee at the time the Change of Control occurs such that Grantee remains eligible for an award, then the scheduled award-determination period will occur as soon as practicable after the occurrence of the Change of Control, and the amount of Grantee’s Final Award (payable to Grantee’s legal representative, as determined in good faith by the Committee, in accordance with Section 9) will be determined on the following basis, as applicable.

(1) If Grantee died in the calendar year prior to the year in which the Change of Control occurs but the Committee had not yet made an award determination (either to award a specified amount or not to authorize any award) with respect to Grantee at the time the Change of Control occurs, Grantee’s Final Award will be in the amount of the Calculated Maximum Potential Payout Amount determined in the same manner as set forth in Section 5.1(b) but with no Committee discretion to reduce the amount of the award.

(2) If Grantee died prior to but in the same calendar year as the Change of Control, Grantee’s Final Award will be in the amount of the award that would have been payable to Grantee pursuant to the calculations set forth in Section 6.1(a), but substituting a Part B Award of zero Share Units for any Part B Award amount calculated pursuant to that section, had Grantee not died but had been an employee of the Corporation as of the end of day immediately preceding the day the Change of Control occurred.

(c) Qualifying Retirement. In the event that Grantee Retired prior to the day the Change of Control occurs but Grantee has met the conditions for a qualifying Retirement termination set forth in Section 4.3 and the Grant has not been terminated by PNC prior to the Change of Control pursuant to Section 4.3 for Detrimental Conduct and is outstanding as of the end of the day immediately preceding the day on which the Change of Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be in the amount of the lesser of:

(1) the Calculated Maximum Potential Payout Amount determined in the same manner as set forth in Section 5.1(c) but with no Committee discretion to reduce the amount of the award; and

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(2) the amount of the award that would have been payable to Grantee pursuant to the calculations set forth in Section 6.1(a), but substituting a Part B Award of zero Share Units for any Part B Award amount calculated pursuant to that section, had Grantee not Retired but had been an employee of the Corporation as of the end of the day immediately preceding the day the Change of Control occurred.

The scheduled award-determination period will occur as soon as practicable after the occurrence of the Change of Control.

If Grantee died while a qualified Retiree and a Final Award determination (either to award a specified amount or not to authorize any award) was made by the Committee pursuant to Section 5.2 prior to the Change of Control, no further or different award determination will be made pursuant to this Section 6.1.

If no such Final Award determination was made prior to the Change of Control, Grantee’s Final Award determined pursuant to this Section 6.1(c) will be paid to Grantee’s legal representative, as determined in good faith by the Committee, in accordance with Section 9.

(d) Disability. In the event that Grantee became Disabled and Grantee’s employment with the Corporation terminated prior to the day the Change of Control occurs but Grantee has met the conditions for a qualifying Disability termination set forth in Section 4.4 and the Grant has not been terminated by PNC prior to the Change of Control pursuant to Section 4.4 for Detrimental Conduct and is outstanding as of the end of the day immediately preceding the day on which the Change of Control occurs such that Grantee remains eligible for an award, Grantee’s Final Award will be in the amount of the award that would have been payable to Grantee pursuant to the calculations set forth in Section 6.1(a), but substituting a Part B Award of zero Share Units for any Part B Award amount calculated pursuant to that section, had Grantee still been an employee of the Corporation as of the end of the day immediately preceding the day the Change of Control occurred. The scheduled award-determination period will occur as soon as practicable after the occurrence of the Change of Control.

If Grantee died while qualified to receive an award and a Final Award determination (either to award a specified amount or not to authorize any award) was made by the Committee pursuant to Section 5.2 prior to the Change of Control, no further or different award determination will be made pursuant to this Section 6.1. If no such Final Award determination was made prior to the Change of Control, Grantee’s Final Award (payable to Grantee’s legal representative, as determined in good faith by the Committee, in accordance with Section 9) will be an award determined in accordance with Section 6.1(b) as if Grantee had died while an employee of the Corporation and prior to the Change of Control.

(e) Qualifying Termination in Anticipation of a Change of Control. In the event that Grantee’s employment with the Corporation was terminated by the Corporation prior to the Award Date and such termination was an Anticipatory Termination as defined in Section 14.4 and the Grant is outstanding at the time the Change of Control occurs and Grantee remains eligible for an award pursuant to Section 4.5, Grantee will receive a Final Award on the following basis, as applicable.

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(1) If the Change of Control occurs within three (3) months of Grantee’s Termination Date, Grantee will receive a Final Award on the same basis as a continuing employee of the Corporation as set forth in Section 6.1(a).

(2) If the Change of Control occurs more than three (3) months after Grantee’s Termination Date, Grantee will receive a Final Award on the same basis as a qualifying Retiree as set forth in Section 6.1(c).

If Grantee died while qualified to receive an award pursuant to Section 4.5 and a Final Award determination (either to award a specified amount or not to authorize any award) was made by the Committee pursuant to Section 5.2 prior to the Change of Control, no further or different award determination will be made pursuant to this Section 6.1. If no such Final Award determination was made prior to the Change of Control, Grantee’s Final Award (payable to Grantee’s legal representative, as determined in good faith by the Committee, in accordance with Section 9) will be in the same amount as the Final Award that would have been paid to Grantee pursuant to this Section 6.1(e) had Grantee still been alive on the Change-of-Control-determined Award Date.

6.2 No Committee Discretion. The Committee may not exercise any negative discretion pursuant to Section 5.2(b) or otherwise exercise discretion pursuant to the Agreement in any way that would serve to reduce an award deemed to be made to Grantee pursuant to this Section 6.

7. Payment of Final Award; Termination of Grant as to Any Unawarded Performance Units.

7.1 Payment of Final Award Determined by the Committee.

(a) Form of Payment. Payment of any Final Award determined by the Committee pursuant to Section 5.2 will be made in cash in an amount equal to the number of Share Units specified in the Final Award multiplied by the Fair Market Value (as defined in Section 14.20) on the Award Date of a share of PNC common stock or as otherwise provided in Section 8 if applicable.

(b) Timing. Determination of eligibility for an award, calculation of the maximum permitted award amount, and a decision by the Committee on whether or not to authorize an award and, if so, the size of such Final Award (the “scheduled award-determination process”) and then payment of any such Final Award will all generally occur in the first quarter of 2012 or as soon thereafter as practicable after the final data necessary for the Committee to make its award determination is available.

In general, it is expected that the Award Date will occur in 2012 and no later than the end of the second quarter of that year, and that payment of a Final Award, if any, will be made as soon as practicable after the Award Date. Except as otherwise provided

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below, in no event will payment be made earlier than January 1, 2012 or later than December 31, 2012, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

In the event of Grantee’s death prior to the Award Date where Grantee has satisfied all of the conditions of Section 4.2, 4.3, 4.4 or 4.5 of the Agreement and otherwise meets all applicable criteria as set forth in the Agreement for consideration for an award, (a) the scheduled award-determination process will occur at the same time and in the same manner that such process would have occurred had Grantee remained an employee of the Corporation, provided that if the death occurs prior to 2011, the scheduled award-determination process will occur in the calendar year immediately following Grantee’s death, and (b) payment of a Final Award, if any, will be made during the calendar year immediately following the year in which Grantee died if the death occurs on or prior to December 31, 2011, or in 2012 if Grantee dies in 2012, provided, that, in no event will payment occur later than December 31st of the calendar year so specified as the year for payment, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

Otherwise, in the event that Grantee is no longer employed by the Corporation but has satisfied all of the conditions of Section 4.3, 4.4 or 4.5 of the Agreement and otherwise meets all applicable criteria as set forth in the Agreement for consideration for an award, (a) the scheduled award-determination process will occur at the same time and in the same manner that such process would have occurred had Grantee remained an employee of the Corporation, generally in 2012 during the first quarter of that year, and (b) once the Committee has made its award determination, payment of a Final Award, if any, will be made as soon as practicable after the Award Date, provided, that, in no event will payment be made earlier than January 1, 2012 or later than December 31, 2012, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

(c) Disputes. If there is a dispute regarding payment of the Final Award, PNC will settle the undisputed portion of the award, if any, within the time frame set forth above in this Section 7.1, and will settle any remaining portion as soon as practicable after such dispute is finally resolved but in any event within the time period permitted under Section 409A of the Internal Revenue Code.

7.2 Payment of Final Award Determined by Section 6. If a Final Award is deemed to be made pursuant to Section 6 rather than determined by the Committee pursuant to Section 5.2, the Final Award is fully vested as of the date of the Change of Control. The number of Share Units in the Final Award will be calculated as of the date of the Change of Control once the final data necessary for the award determination is available, and the Final Award will be paid at the time and in the form set forth below.

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(a) Timing. Payment of the Final Award will be made by PNC at the time set forth in subsection (a)(1) of this Section 7.2 unless payment at such time would be a noncompliant payment under Section 409A of the Internal Revenue Code, and otherwise, at the time set forth in subsection (a)(2) of this Section 7.2, in either case as further described below.

(1) If, under the circumstances, the Change of Control is a permissible payment event under Section 409A of the Internal Revenue Code, payment of the Final Award will be made in cash as soon as practicable after the date the Change of Control occurs and the amount of the Final Award is determinable and determined in accordance with Section 6, but in no event later than December 31st of the calendar year in which the Change of Control occurs or, if later, by the 15th day of the third calendar month following the date on which the Change of Control occurs, other than in unusual circumstances where a further delay thereafter would be permitted under Section 409A of the Internal Revenue Code, and if such a delay is permissible, as soon as practicable within such limits.

(2) If, under the circumstances, payment at the time of the Change of Control would not comply with Section 409A of the Internal Revenue Code, then payment will be made in cash as soon as practicable after January 1, 2012, but in no event later than December 31, 2012.

(b) Form of Payment. The Final Award will be paid in cash.

If, under the circumstances, the Change of Control is a permissible payment event under Section 409A of the Internal Revenue Code and payment of the Final Award is made at the time specified in Section 7.2(a)(1), then the Final Award will be in an amount equal to the base amount described below in subsection (A) of this Section 7.2(b).

If, under the circumstances, payment at the time of the Change of Control would not comply with Section 409A of the Internal Revenue Code and payment of the Final Award is made at the time specified in Section 7.2(a)(2), then the Final Award will be in an amount equal to the base amount described below in subsection (A) of this Section 7.2(b) plus the phantom investment amount described below in subsection (B) of this Section 7.2(b).

(A) The base amount will be an amount equal to the number of Share Units specified in the Final Award multiplied by the Fair Market Value (as defined in Section 14.20) of a share of PNC common stock on the date of the Change of Control or as otherwise provided in Section 8 if applicable.

(B) The phantom investment amount will be either (i) or (ii), whichever is larger: (i) interest on the base amount described in Section 7.2(b)(A) from the date of the Change of Control through the payment date at the short-term, mid-term or long-term Federal rate under Internal Revenue Code Section 1274 (b)(2)(B), as applicable depending on the term until payment, compounded semi-annually; or (ii) a phantom

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investment amount with respect to said base amount that reflects, if positive, the performance of the PNC stock or other consideration received by a PNC common shareholder in the Change of Control transaction, with dividends reinvested in such stock, from the date of the Change of Control through the payment date. PNC may, at its option, provide other phantom investment alternatives in addition to those referenced in the preceding sentence and may permit Grantee to make a phantom investment election from among such alternatives under and in accordance with procedures established by PNC, but any such alternatives must provide for at least the two phantom investments set forth in Section 7.2(b)(B)(i) and (ii) at a minimum. The phantom investment amount will be applicable only in the event that payment at the time of the Change of Control would not comply with Section 409A of the Internal Revenue Code and thus payment is made at the time specified in Section 7.2(a)(2) rather than at the time specified in Section 7.2(a)(1).

(c) Disputes. If there is a dispute regarding payment of the Final Award, PNC will settle the undisputed portion of the award, if any, within the time frame set forth in the applicable subsection of Section 7.2(a), and will settle any remaining portion as soon as practicable after such dispute is finally resolved but in any event within the time period permitted under Section 409A of the Internal Revenue Code.

7.3 Final Award Fully Vested. The Final Award, if any, will be fully vested at the Committee-determined Award Date or as of the date of the Change of Control, as applicable. PNC will deliver any cash payable pursuant to this Section 7 to, or at the proper direction of, Grantee or Grantee’s legal representative, as determined in good faith by the Committee, at the time specified in the applicable subsection of Section 7.1 or Section 7.2, whichever is applicable.

In the event that Grantee is deceased, payment will be delivered to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative, as determined in good faith by the Committee.

7.4 Termination of Grant as to Any Unawarded Performance Units. Once an award determination has been made by the Committee pursuant to Section 5.2 or a Final Award is deemed to have been made by virtue of the application of Section 6, the Share-denominated incentive award opportunity represented by this Grant of Performance Units will terminate as to any portion of the Performance Units not so awarded.

Termination of all or a portion of the Grant pursuant to this Section 7.4, or pursuant to Section 4, if applicable, will in no way affect Grantee’s covenants or the other provisions of Sections 15 and 16.

8. Capital Adjustments.

8.1 Except as otherwise provided in Section 8.2, if applicable, in the event that a corporate transaction or transactions (including, without limitation, stock dividends, stock splits, spin-offs, split-offs, recapitalizations, mergers, consolidations or

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reorganizations of or by PNC (each, a “Corporate Transaction”)) occur prior to the time a Final Award, if any, is paid, the Committee shall make those adjustments, if any, in the number, class or kind of the Target Share Units that it deems appropriate in its discretion to reflect the Corporate Transaction(s) such that the rights of Grantee are neither enlarged nor diminished as a result of such Corporate Transaction or Transactions, including without limitation measuring the value per Share Unit of any share-denominated award authorized for payment to Grantee by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction or Transactions.

All determinations hereunder shall be made by the Committee in its sole discretion and shall be final, binding and conclusive for all purposes on all parties, including without limitation Grantee.

8.2 Upon the occurrence of a Change of Control, (a) the number, class and kind of the Target Share Units will automatically be adjusted to reflect the same changes as are made to outstanding shares of PNC common stock generally, and (b) the value per Share Unit to be used in calculating the base amount described in Section 7.2(b) of any award that is deemed to be awarded to Grantee in accordance with Section 6 will be measured by reference to the per share value of the consideration payable to a PNC common shareholder in connection with such Corporate Transaction or Transactions.

9. Prohibitions Against Sale, Assignment, etc.; Payment to Legal Representative.

(a) The Grant of Performance Units made hereunder may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered.

(b) If Grantee is deceased at the time any Final Award authorized by this Agreement is to be paid, such payment shall be made to the executor or administrator of Grantee’s estate or to Grantee’s other legal representative as determined in good faith by the Committee.

(c) Any payment made in good faith by PNC to Grantee’s executor, administrator or other legal representative shall extinguish all right to payment hereunder.

10. Withholding Taxes; Payment Upon Inclusion Under Section 409A.

Where Grantee has not previously satisfied all applicable withholding tax obligations, PNC will, at the time the tax withholding obligation arises in connection herewith, retain an amount sufficient to satisfy the minimum amount of taxes then required to be withheld by the Corporation in connection therewith from any Final Award then payable to Grantee. If any withholding is required prior to the time amounts are payable to Grantee hereunder, the withholding will be taken from other compensation then payable to Grantee or as otherwise determined by PNC.

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If Grantee desires to have an additional amount withheld above the required minimum, up to Grantee’s W-4 obligation if higher, and if PNC so permits, Grantee may elect to satisfy this additional withholding by payment of cash. If Grantee’s W-4 obligation does not exceed the required minimum withholding in connection with the Final Award, no additional withholding may be made.

It is the intention of the parties that the Grant and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement. In the event that, notwithstanding such intention, the arrangement fails to meet the requirements of Section 409A and the regulations promulgated thereunder, then PNC may at that time permit the acceleration of the time for payment to Grantee under the Agreement notwithstanding any of the other provisions of the Agreement, but any such accelerated payment may not exceed the amount required to be included in Grantee’s income as a result of the failure to comply with the requirements of Section 409A and the regulations promulgated thereunder. For purposes of this provision, an amount will be deemed to have been included in Grantee’s income if the amount is timely reported on Form W-2 or Form 1099-MISC, as appropriate.

11. Employment. Neither the Grant of Performance Units nor the calculation, determination and payment of any Final Award hereunder nor any term or provision of the Agreement shall constitute or be evidence of any understanding, expressed or implied, on the part of PNC or any subsidiary to employ Grantee for any period or in any way alter Grantee’s status as an employee at will.

12. Subject to the Plan and the Committee. In all respects the Grant and the Agreement are subject to the terms and conditions of the Plan, which has been made available to Grantee and is incorporated herein by reference; provided, however, the terms of the Plan shall not be considered an enlargement of any benefits under the Agreement. Further, the Grant and the Agreement are subject to any interpretation of, and any rules and regulations issued by, the Committee or its delegate or under the authority of the Committee, whether made or issued before or after the Grant Date.

13. Headings; Entire Agreement. Headings used in the Agreement are provided for reference and convenience only, shall not be considered part of the Agreement, and shall not be employed in the construction of the Agreement.

The Agreement constitutes the entire agreement between Grantee and PNC, and supersedes all other discussions, negotiations, correspondence, representations, understandings and agreements between the parties, with respect to the subject matter hereof.

14. Certain Definitions. Except where the context otherwise indicates, the following definitions apply for purposes of the Agreement.

14.1 “A&L Unit” means the Asset & Liability unit of PNC.

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14.2 “Annual Potential Payout Percentage.” The Annual Potential Payout Percentage for a given full covered year within the Performance Period (i.e., for 2009, 2010 or 2011) is the percentage determined in accordance with the Annual Potential Payout Calculation Schedule applicable for that year on the basis of the level of financial return from investing activities achieved by the A&L Unit compared to applicable Benchmark Performance Index for that year, rounded to the nearest one-hundredth percent.

Where the Agreement requires the calculation of an Annual Potential Payout Percentage for a given period that is less than a full year (sometimes referred to as a “partial year” or a “limited year” or “limited period”), then the Annual Potential Payout Percentage for that covered period is sometimes referred to as a “Limited-Year Annual Potential Payout Percentage”.

A “Limited-Year Annual Potential Payout Percentage” will be calculated in the same manner as the Annual Potential Payout Percentage for a full covered year except that it will be based on the level of financial return from investing activities achieved by the A&L Unit compared to applicable Benchmark Performance Index for the year-to-date period (using full quarters only) beginning on January 1 of the given partial year and ending on the performance measurement date specified by the Agreement.

14.3 “Annual Potential Payout Calculation Schedule” or “Schedule” for a given full or partial covered year means the schedule established by the Committee with respect to this Grant as applicable for that year and setting forth the method by which the Annual Potential Payout Percentage will be calculated for that full covered year on the basis of the level of financial return from investing activities achieved by the A&L Unit compared to applicable Benchmark Performance Index for that year. The Limited-Year Annual Potential Payout Percentage will be calculated for that partial covered year, if a partial or limited year calculation is required by the Agreement, on the basis of the level of financial return from investing activities achieved by the A&L Unit compared to applicable Benchmark Performance Index for the year-to-date period (using full quarters only) beginning on January 1 of that partial year and ending on the performance measurement date specified by the Agreement.

14.4 “Anticipatory Termination”. If Grantee’s employment with the Corporation is terminated by the Corporation other than for Cause (as defined in Section 14.9(a)), death or Disability prior to the date on which a Change of Control occurs, and if it is reasonably demonstrated by Grantee that such termination of employment (i) was at the request of a third party that has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or anticipation of a Change of Control, such a termination of employment is an “Anticipatory Termination.”

14.5 “Award Date” means: (1) the date on which the Committee makes its determination as to whether or not it will authorize an award, and if so, as to the size of the Final Award, if any, it authorizes pursuant to Section 5.2 within the permitted

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Calculated Maximum Potential Payout Amount determined in accordance with the Agreement (sometimes referred to as the “Committee-determined Award Date”); or (2) if a Change of Control has occurred and Grantee is deemed to have been awarded a Final Award pursuant to Section 6, the Award Date will be the date the Change of Control occurs (sometimes referred to as the “Change-of-Control-determined Award Date”).

14.6 “Benchmark Performance Index”. The Benchmark Performance Index for each year in the Performance Period will be the same benchmark performance index that PNC uses internally to evaluate the investment performance of the A&L Unit as in effect as of March 30 of that year, so that, for example, 2009 performance will be compared to PNC’s internal performance benchmark index for the A&L Unit in effect on March 30, 2009, 2010 performance will be compared to PNC’s internal performance benchmark index for the A&L Unit in effect on March 30, 2010, etc.

Where the Agreement requires the measurement of performance for a given period that is less than a full year, then the applicable Benchmark Performance Index for that limited period will be the benchmark performance index that PNC uses internally to evaluate the investment performance of the A&L Unit as in effect as of March 30 of the calendar year in which the limited period occurs.

14.7 “Board” means the Board of Directors of PNC.

14.8 “Calculated Maximum Potential Payout Amount” means the maximum size of the award, denominated as a specified number of Share Units, that the Committee may award to Grantee based on the degree to which the specified corporate Performance Criteria have been achieved by the A&L Unit and the applicable Annual Potential Payout Calculation Schedule(s) established by the Committee and on Grantee’s level of satisfaction, or deemed satisfaction, of the service requirements set forth in Section 4, including any limitations on the maximum potential payout amount that may apply in the circumstances (e.g., in the case of a qualifying Retirement).

14.9 “Cause”.

(a) “Cause” during a Change of Control Coverage Period or after the occurrence of a Change of Control (or for purposes of the definition of an Anticipatory Termination). If a termination of Grantee’s employment with the Corporation occurs during a Change of Control Coverage Period or within three (3) years after the occurrence of a Change of Control, then “Cause” means:

(i) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by the Board or the CEO which specifically identifies the manner in which the Board or the CEO believes that Grantee has not substantially performed Grantee’s duties; or

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(ii) the willful engaging by Grantee in illegal conduct or gross misconduct that is materially and demonstrably injurious to PNC or any of its subsidiaries.

For purposes of the preceding clauses (i) and (ii), no act or failure to act, on the part of Grantee, shall be considered willful unless it is done, or omitted to be done, by Grantee in bad faith and without reasonable belief that Grantee’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon the instructions or prior approval of the Board, the CEO, or Grantee’s superior or based upon the advice of counsel for the Corporation, shall be conclusively presumed to be done, or omitted to be done, by Grantee in good faith and in the best interests of the Corporation.

The cessation of employment of Grantee will be deemed to be a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when there shall have been delivered to Grantee, as part of the notice of Grantee’s termination, a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board, at a Board meeting called and held for the purpose of considering such termination, finding on the basis of clear and convincing evidence that, in the good faith opinion of the Board, Grantee is guilty of conduct described in clause (i) or clause (ii) above and, in either case, specifying the particulars thereof in detail. Such resolution shall be adopted only after (1) reasonable notice of such Board meeting is provided to Grantee, together with written notice that PNC believes that Grantee is guilty of conduct described in clause (i) or clause (ii) above and, in either case, specifying the particulars thereof in detail, and (2) Grantee is given an opportunity, together with counsel, to be heard before the Board.

“Cause” shall also have the meaning set forth in this Section 14.9(a) for purposes of the definition of Anticipatory Termination in Section 14.4.

(b) “Cause” other than as provided in Subsection (a). Except as otherwise provided in Section 14.9(a), “Cause” means:

(i) the willful and continued failure of Grantee to substantially perform Grantee’s duties with the Corporation (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to Grantee by PNC that specifically identifies the manner in which it is believed that Grantee has not substantially performed Grantee’s duties;

(ii) a material breach by Grantee of (1) any code of conduct of PNC or any code of conduct of a subsidiary of PNC that is applicable to Grantee or (2) other written policy of PNC or other written policy of a subsidiary of PNC that is applicable to Grantee, in either case required by law or established to maintain compliance with applicable law;

(iii) any act of fraud, misappropriation, material dishonesty, or embezzlement by Grantee against PNC or any of its subsidiaries or any client or customer of PNC or any of its subsidiaries;

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(iv) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or entry by Grantee into a pre-trial disposition with respect to, the commission of a felony; or

(v) entry of any order against Grantee, by any governmental body having regulatory authority with respect to the business of PNC or any of its subsidiaries, that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

The cessation of employment of Grantee will be deemed to have been a termination of Grantee’s employment with the Corporation for Cause for purposes of the Agreement only if and when the CEO or his or her designee (or, if Grantee is the CEO, the Board) determines that Grantee is guilty of conduct described in clause (i), (ii) or (iii) above or that an event described in clause (iv) or (v) above has occurred with respect to Grantee and, if so, determines that the termination of Grantee’s employment with the Corporation will be deemed to have been for Cause.

14.10 “CEO” means the chief executive officer of PNC.

14.11 “Change of Control” means:

(a) Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of PNC (the “Outstanding PNC Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of PNC entitled to vote generally in the election of directors (the “Outstanding PNC Voting Securities”); provided, however, that, for purposes of this Section 14.11(a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from PNC, (2) any acquisition by PNC, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by PNC or any company controlled by, controlling or under common control with PNC (an “Affiliated Company”), (4) any acquisition pursuant to an Excluded Combination (as defined in Section 14.11(c)) or (5) an acquisition of beneficial ownership representing between 20% and 40%, inclusive, of the Outstanding PNC Voting Securities or Outstanding PNC Common Stock shall not be considered a Change of Control if the Incumbent Board as of immediately prior to any such acquisition approves such acquisition either prior to or immediately after its occurrence;

(b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by PNC’s shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as

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though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving PNC or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of PNC, or the acquisition of assets or stock of another entity by PNC or any of its subsidiaries (each, a “Business Combination”), excluding, however, a Business Combination following which all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns PNC or all or substantially all of PNC’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding PNC Common Stock and the Outstanding PNC Voting Securities, as the case may be (such a Business Combination, an “Excluded Combination”); or

(d) Approval by the shareholders of PNC of a complete liquidation or dissolution of PNC.

14.12 “Change of Control Coverage Period” means a period commencing on the occurrence of a Change of Control Triggering Event and ending upon the earlier to occur of (a) the date of a Change of Control Failure and (b) the date of a Change of Control. After the termination of any Change of Control Coverage Period, another Change of Control Coverage Period will commence upon the occurrence of another Change of Control Triggering Event.

For purposes of this Agreement, “Change of Control Triggering Event” shall mean the occurrence of either of the following: (i) the Board or PNC’s shareholders approve a transaction described in Subsection (c) of the definition of Change of Control contained in Section 14.11; or (ii) the commencement of a proxy contest in which any Person seeks to replace or remove a majority of the members of the Board.

For purposes of this Agreement, “Change of Control Failure” shall mean: (x) with respect to a Change of Control Triggering Event described in clause (i) of the definition above, PNC’s shareholders vote against the transaction approved by the Board or the agreement to consummate the transaction is terminated; or (y) with respect to a Change of Control Triggering Event described in clause (ii) of the definition above, the proxy contest fails to replace or remove a majority of the members of the Board.

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14.13 “Change of Control Payout Percentage” has the meaning set forth in Section 6.1(a)(iv).

14.14 “Committee” means the Personnel and Compensation Committee of the Board, or such person or persons as may be designated or appointed by that committee as its delegate or designee.

14.15 “Competitive Activity” means any participation in, employment by, ownership of any equity interest exceeding one percent (1%) in, or promotion or organization of, any Person other than PNC or any of its subsidiaries (a) engaged in business activities similar to some or all of the business activities of PNC or any subsidiary as of Grantee’s Termination Date or (b) engaged in business activities which Grantee knows PNC or any subsidiary intends to enter within the first twelve (12) months after Grantee’s Termination Date or, if later and if applicable, after the date specified in clause (ii) of Section 14.18(a), in either case whether Grantee is acting as agent, consultant, independent contractor, employee, officer, director, investor, partner, shareholder, proprietor or in any other individual or representative capacity therein.

14.16 “Consolidated Subsidiary” means a corporation, bank, partnership, business trust, limited liability company or other form of business organization that (1) is a consolidated subsidiary of PNC under generally accepted accounting principles and (2) satisfies the definition of “service recipient” under Section 409A.

14.17 “Corporation” means PNC and its Consolidated Subsidiaries.

14.18 “Detrimental Conduct” means:

(a) Grantee has engaged, without the prior written consent of PNC (with consent to be given at PNC’s sole discretion), in any Competitive Activity in the continental United States at any time during the period commencing on Grantee’s Termination Date and extending through (and including) the first (1st) anniversary of the later of (i) Grantee’s Termination Date and, if different, (ii) the first date after Grantee’s Termination Date as of which Grantee ceases to be engaged by the Corporation in any capacity for which Grantee receives compensation from the Corporation, including but not limited to acting for compensation as a consultant, independent contractor, employee, officer, director or advisory director;

(b) any act of fraud, misappropriation, or embezzlement by Grantee against PNC or one of its subsidiaries or any client or customer of PNC or one of its subsidiaries; or

(c) any conviction (including a plea of guilty or of nolo contendere) of Grantee for, or any entry by Grantee into a pre-trial disposition with respect to, the commission of a felony that relates to or arises out of Grantee’s employment or other service relationship with the Corporation.

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Grantee will be deemed to have engaged in Detrimental Conduct for purposes of the Agreement only if and when the Committee or its delegate (if Grantee was an “executive officer” of PNC as defined in SEC Regulation S-K when he ceased to be an employee of the Corporation) or the CEO (if Grantee was not such an executive officer) determines that Grantee has engaged in conduct described in clause (a) or clause (b) above or that an event described in clause (c) above has occurred with respect to Grantee and, if so, determines that Grantee will be deemed to have engaged in Detrimental Conduct.

14.19 “Disabled” or “Disability” means, except as may otherwise be required by Section 409A, that Grantee either (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving (and has received for at least three months) income replacement benefits under any Corporation-sponsored disability benefit plan. If Grantee has been determined to be eligible for Social Security disability benefits, Grantee shall be presumed to be Disabled as defined herein.

14.20 “Fair Market Value” as it relates to a share of PNC common stock as of any given date means the average of the reported high and low trading prices on the New York Stock Exchange (or such successor reporting system as PNC may select) for a share of PNC common stock on such date, or, if no PNC common stock trades have been reported on such exchange for that day, the average of such prices on the next preceding day and the next following day for which there were reported trades.

14.21 “Final Award” means the amount, if any, (a) awarded to Grantee by the Committee in accordance with Section 5.2, or (b) deemed to be awarded to Grantee pursuant to Section 6. The Final Award will be denominated as a specified number of Share Units and will be payable in cash in accordance with Section 7.

14.22 “Final Potential Payout Percentage.”

Where a Final Award determination is made pursuant to Section 5, the term “Final Potential Payout Percentage” will have the meaning set forth in (a) or (b) below, whichever is applicable in the circumstances.

(a) Where the Performance Period specified by the applicable section of the Agreement is the full three-year period commencing January 1, 2009 through and including December 31, 2011, then the Final Potential Payout Percentage will be the percentage that is the average (but in no event greater than 200%) of the Annual Potential Payout Percentages for the three full covered years in the Performance Period (i.e., one-third ( 1/3rd) of the sum of the annual percentages for the full years 2009, 2010 and 2011). If all of the Annual Potential Payout Percentages are 0%, then the Final Potential Payout Percentage will be 0%.

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(b) Where the applicable performance measurement date specified by the Agreement is a quarter-end or year-end date other than December 31, 2011, then the Final Potential Payout Percentage will be a Limited-Period Final Potential Payout Percentage and will be calculated as set forth in Section 14.29.

Where a Final Award is deemed to be awarded pursuant to Section 6 by reason of the occurrence of a Change of Control, the payout calculation will be as set forth in the applicable subsection of Section 6.

14.23 “GAAP” or “generally accepted accounting principles” means accounting principles generally accepted in the United States of America.

14.24 “Good Reason” means:

(a) (i) the assignment to Grantee of any duties inconsistent in any respect with, or any other diminution in, Grantee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities such that Grantee’s position, authority, duties or responsibilities are not at least commensurate in all material respects with the most significant of those held, exercised and assigned to Grantee at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) the assignment to Grantee of any duties inconsistent in any material respect with, or any other material diminution in, Grantee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to the Change of Control Triggering Event, excluding in either case for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Grantee;

(b) a reduction by the Corporation in Grantee’s annual base salary to an annual rate (i) that is less than 12 times the highest monthly base salary paid or payable, including any base salary that has been earned but deferred, to Grantee by the Corporation in respect of the 12-month period immediately preceding the month in which the Change of Control occurs or, if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) that is less than 12 times the monthly base salary paid or payable, including any base salary that has been earned but deferred, to Grantee by the Corporation in respect of the month immediately preceding the month in which the Change of Control Triggering Event occurs;

(c) the Corporation’s requiring Grantee to be based at any office or location that is more than fifty (50) miles from Grantee’s office or location immediately prior to either the Change of Control Triggering Event or the Change of Control;

(d) other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Corporation promptly after receipt of notice

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thereof given by Grantee, the failure by the Corporation to continue Grantee’s participation in annual bonus, long-term cash incentive, equity incentive, savings and retirement plans, practices, policies and programs that provide Grantee with annual bonus opportunities, long-term incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, no less favorable, in the aggregate, than the most favorable of those provided by the Corporation for Grantee under such plans, practices, policies and programs as in effect (i) at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) immediately prior to the Change of Control Triggering Event; or

(e) other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Corporation promptly after receipt of notice thereof given by Grantee, the failure by the Corporation to continue to provide Grantee with benefits under welfare benefit plans, practices, policies and programs provided by the Corporation (including, without limitation, medical, prescription, dental, vision, disability, employee life, group life, accidental death and travel accident insurance plans and programs) no less favorable, in the aggregate, than those provided to Grantee under the most favorable of such plans, practices, policies and programs in effect for Grantee (i) at any time during the 120-day period immediately preceding the Change of Control, or if a Change of Control has not yet occurred but there has been a Change of Control Triggering Event, (ii) immediately prior to the Change of Control Triggering Event.

14.25 “Grant” means the grant to Grantee pursuant to the Plan and evidenced by the Agreement of a Share-denominated incentive award opportunity of Performance Units with the number of Target Share Units specified in the Agreement, subject to the corporate performance conditions, employment conditions, and other terms and conditions of the Agreement and to the Plan.

14.26 “Grant Date” means the Grant Date set forth on page 1 of the Agreement, and is the date as of which the Committee authorized the Grant of the Performance Units in accordance with the Plan.

14.27 “Grantee” means the person to whom the Grant is made, and is identified as Grantee on page 1 of the Agreement.

14.28 “Internal Revenue Code” means the Internal Revenue Code of 1986 as amended, and the rules and regulations promulgated thereunder.

14.29 “Limited-Period Final Potential Payout Percentage”. Where the Agreement requires the calculation of a Limited-Period Final Potential Payout Percentage and the applicable performance measurement date specified by the Agreement is a quarter-end date other than December 31 st of 2009 or 2010, and thus the applicable Performance Period consists of one or more full years and/or a partial year, then the Limited-Period Final Potential Payout Percentage will be the percentage that is the

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weighted average of the Annual Potential Payout Percentages for the full years, if any, and the Limited-Year Annual Potential Payout Percentage for the partial year in the applicable limited Performance Period calculated as follows:

(a) the sum of (i) four times the sum of the Annual Potential Payout Percentages for the full years in the period, if any, and (ii) the number of full completed quarters in the partial year of the applicable limited Performance Period, times the Limited-Year Annual Potential Payout Percentage for that partial year;

divided by

(b) the total number of quarters in the applicable limited Performance Period.

Where the Agreement requires the calculation of a Limited-Period Final Potential Payout Percentage and the applicable performance measurement date specified by the Agreement is December 31st of 2009 or 2010 and thus the applicable Performance Period consists of one or more full years (and no partial years), then the Limited-Period Final Potential Payout Percentage will be the percentage that is the average (but in no event greater than 200%) of the Annual Potential Payout Percentages for the covered years in the Performance Period (e.g., one-half ( 1 /2) of the sum of the two annual percentages if the applicable Performance Period is limited to the full years 2009 and 2010). If all of the Annual Potential Payout Percentages are 0%, then the Limited-Period Final Potential Payout Percentage will be 0%.

14.30 “Limited-Year Annual Potential Payout Percentage” has the meaning set forth in the last two paragraphs of the definition of Annual Potential Payout Percentage in Section 14.2.

14.31 “Performance Criteria” means the corporate performance standards established by the Committee as the performance criteria for the Performance Units as set forth in Section 3.1.

14.32 “Performance measurement date” has the meaning set forth in Section 5.1 and refers to the last day of the relevant performance measurement period.

14.33 “Performance Period” means the period during which corporate performance will be measured against the performance standards established by the Committee in accordance with the Agreement. The Performance Period will be the period commencing January 1, 2009 through (and including) the applicable performance measurement date specified in the Agreement.

Subject to early termination or limitation where so indicated in the Agreement by specifying an earlier performance measurement date, the performance measurement date will be December 31, 2011 and the Performance Period will be the period commencing January 1, 2009 through (and including) December 31, 2011.

February 2009

If the Performance Period is terminated early or limited pursuant to the terms of the Agreement, it is sometimes referred to as the “limited performance period”. The three full years in the full Performance Period (2009, 2010 and 2011), or, if applicable, the full and partial years in the limited performance period, are sometimes referred to as “covered years”.

14.34 “Performance Units” means the Share-denominated incentive award opportunity performance units granted to Grantee in accordance with Article 10.3 of the Plan and evidenced by the Agreement.

14.35 “Plan” means The PNC Financial Services Group, Inc. 2006 Incentive Award Plan as amended from time to time.

14.36 “PNC” means The PNC Financial Services Group, Inc.

14.37 “Prorate” or “Prorated” means multiplying by a fraction, sometimes referred to as the “proration factor”, not to exceed 1 and determined as follows.

If the Agreement specifies “prorating by years”, the proration factor is the fraction equal to (a) the number of full years in the applicable Performance Period, (b) divided by three, which is the number of years in the full 3-year period from January 1, 2009 through December 31, 2011.

If the Agreement specifies “prorating by quarters”, the proration factor is the fraction equal to (a) the number of full quarters in the applicable Performance Period, (b) divided by twelve, which is the number of quarters in the full 3-year period from January 1, 2009 through December 31, 2011.

14.38 “Retiree”. Grantee is sometimes referred to as a “Retiree” if Grantee Retires, as defined in Section 14.39.

14.39 “Retires” or “Retirement”. Grantee “Retires” if his employment with the Corporation terminates at any time and for any reason (other than termination by reason of Grantee’s death or by the Corporation for Cause and, if the Committee or the CEO so determines prior to such divestiture, other than by reason of termination in connection with a divestiture of assets or a divestiture of one or more subsidiaries of the Corporation) on or after the first date on which Grantee has both attained at least age fifty-five (55) and completed five (5) years of service, where a year of service is determined in the same manner as the determination of a year of vesting service calculated under the provisions of The PNC Financial Services Group, Inc. Pension Plan. If Grantee “Retires” as defined herein, the termination of Grantee’s employment with the Corporation is sometimes referred to as “Retirement”.

14.40 “Schedule” means the Annual Potential Payout Calculation Schedule(s) established by the Committee with respect to this Grant, as described in Section 14.3.

February 2009

14.41 “SEC” means the United States Securities and Exchange Commission.

14.42 “Section 409A” means Section 409A of the Internal Revenue Code.

14.43 “Share” means a share of PNC common stock.

14.44 “Target Share Units” means the number of Share Units specified on page 1 of the Agreement as Target Share Units, subject to capital adjustments pursuant to Section 8 if any.

14.45 “Termination Date” means Grantee’s last date of employment with the Corporation. If Grantee is employed by a Consolidated Subsidiary that ceases to be a subsidiary of PNC or ceases to be a consolidated subsidiary of PNC under generally accepted accounting principles and Grantee does not continue to be employed by PNC or a Consolidated Subsidiary, then for purposes of the Agreement, Grantee’s employment with the Corporation terminates effective at the time this occurs.

15. Grantee Covenants.

15.1 General. Grantee and PNC acknowledge and agree that Grantee has received adequate consideration with respect to enforcement of the provisions of Sections 15 and 16 by virtue of receiving this Grant of an award opportunity of Performance Units (regardless of whether a Final Award is ultimately determined and paid or of the size of such Final Award, if any); that such provisions are reasonable and properly required for the adequate protection of the business of PNC and its subsidiaries; and that enforcement of such provisions will not prevent Grantee from earning a living.

15.2 Non-Solicitation; No-Hire. Grantee agrees to comply with the provisions of subsections (a) and (b) of this Section 15.2 while employed by the Corporation and for a period of one year after Grantee’s Termination Date regardless of the reason for such termination of employment.

(a) Non-Solicitation. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, solicit, call on, do business with, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any Person that Grantee should reasonably know (i) is a customer of PNC or any subsidiary for which PNC or any subsidiary provides any services as of the Termination Date, or (ii) was a customer of PNC or any subsidiary for which PNC or any subsidiary provided any services at any time during the twelve (12) months preceding the Termination Date, or (iii) was, as of the Termination Date, considering retention of PNC or any subsidiary to provide any services.

(b) No-Hire. Grantee shall not, directly or indirectly, either for Grantee’s own benefit or purpose or for the benefit or purpose of any Person other than PNC or any of its subsidiaries, employ or offer to employ, call on, or actively interfere with PNC’s or any subsidiary’s relationship with, or attempt to divert or entice away, any employee of PNC or any of its subsidiaries, nor shall Grantee assist any other Person in such activities.

February 2009

Notwithstanding the above, if Grantee’s employment with the Corporation is terminated by the Corporation and such termination is an Anticipatory Termination, then commencing immediately after such Termination Date, the provisions of subsections (a) and (b) of this Section 15.2 shall no longer apply and will be replaced with the following subsection (c):

(c) No-Hire. Grantee agrees that Grantee shall not, for a period of one year after the Termination Date, employ or offer to employ, solicit, actively interfere with PNC’s or any PNC affiliate’s relationship with, or attempt to divert or entice away, any officer of PNC or any PNC affiliate.

15.3 Confidentiality. During Grantee’s employment with the Corporation, and thereafter regardless of the reason for termination of such employment, Grantee will not disclose or use in any way any confidential business or technical information or trade secret acquired in the course of such employment, all of which is the exclusive and valuable property of the Corporation whether or not conceived of or prepared by Grantee, other than (a) information generally known in the Corporation’s industry or acquired from public sources, (b) as required in the course of employment by the Corporation, (c) as required by any court, supervisory authority, administrative agency or applicable law, or (d) with the prior written consent of PNC.

15.4 Ownership of Inventions. Grantee shall promptly and fully disclose to PNC any and all inventions, discoveries, improvements, ideas or other works of inventorship or authorship, whether or not patentable, that have been or will be conceived and/or reduced to practice by Grantee during the term of Grantee’s employment with the Corporation, whether alone or with others, and that are (a) related directly or indirectly to the business or activities of PNC or any of its subsidiaries or (b) developed with the use of any time, material, facilities or other resources of PNC or any subsidiary (“Developments”). Grantee agrees to assign and hereby does assign to PNC or its designee all of Grantee’s right, title and interest, including copyrights and patent rights, in and to all Developments. Grantee shall perform all actions and execute all instruments that PNC or any subsidiary shall deem necessary to protect or record PNC’s or its designee’s interests in the Developments. The obligations of this Section 15.4 shall be performed by Grantee without further compensation and will continue beyond Grantee’s Termination Date.

16. Enforcement Provisions. Grantee understands and agrees to the following provisions regarding enforcement of the Agreement.

16.1 Governing Law and Jurisdiction. The Agreement is governed by and construed under the laws of the Commonwealth of Pennsylvania, without reference to its conflict of laws provisions. Any dispute or claim arising out of or relating to the Agreement or claim of breach hereof shall be brought exclusively in the federal court for

February 2009

the Western District of Pennsylvania or in the Court of Common Pleas of Allegheny County, Pennsylvania. By execution of the Agreement, Grantee and PNC hereby consent to the exclusive jurisdiction of such courts, and waive any right to challenge jurisdiction or venue in such courts with regard to any suit, action, or proceeding under or in connection with the Agreement.

16.2 Equitable Remedies. A breach of the provisions of any of Sections 15.2, 15.3 or 15.4 will cause the Corporation irreparable harm, and the Corporation will therefore be entitled to issuance of immediate, as well as permanent, injunctive relief restraining Grantee, and each and every person and entity acting in concert or participating with Grantee, from initiation and/or continuation of such breach.

16.3 Tolling Period. If it becomes necessary or desirable for the Corporation to seek compliance with the provisions of Section 15.2 by legal proceedings, the period during which Grantee shall comply with said provisions will extend for a period of twelve (12) months from the date the Corporation institutes legal proceedings for injunctive or other relief.

16.4 No Waiver. Failure of PNC to demand strict compliance with any of the terms, covenants or conditions of the Agreement will not be deemed a waiver of such term, covenant or condition, nor will any waiver or relinquishment of any such term, covenant or condition on any occasion or on multiple occasions be deemed a waiver or relinquishment of such term, covenant or condition.

16.5 Severability. The restrictions and obligations imposed by Sections 15.2, 15.3 and 15.4 are separate and severable, and it is the intent of Grantee and PNC that if any restriction or obligation imposed by any of these provisions is deemed by a court of competent jurisdiction to be void for any reason whatsoever, the remaining provisions, restrictions and obligations will remain valid and binding upon Grantee.

16.6 Reform. In the event any of Sections 15.2, 15.3 and 15.4 are determined by a court of competent jurisdiction to be unenforceable because unreasonable either as to length of time or area to which said restriction applies, it is the intent of Grantee and PNC that said court reduce and reform the provisions thereof so as to apply the greatest limitations considered enforceable by the court.

16.7 Waiver of Jury Trial. Each of Grantee and PNC hereby waives any right to trial by jury with regard to any suit, action or proceeding under or in connection with any of Sections 15.2, 15.3 and 15.4.

16.8 Applicable Law. Notwithstanding anything in the Agreement, PNC will not be required to comply with any term, covenant or condition of the Agreement if and to the extent prohibited by law, including but not limited to federal banking and securities regulations, or as otherwise directed by one or more regulatory agencies having jurisdiction over PNC or any of its subsidiaries. Further, to the extent, if any, applicable to Grantee, Grantee agrees to reimburse PNC for any amounts Grantee may be required

February 2009

to reimburse PNC or its subsidiaries pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, and agrees that PNC need not comply with any term, covenant or condition of the Agreement to the extent that doing so would require that Grantee reimburse PNC or its subsidiaries for such amounts pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

16.9. Compliance with Internal Revenue Code Section 409A. It is the intention of the parties that the Grant and the Agreement comply with the provisions of Section 409A to the extent, if any, that such provisions are applicable to the Agreement, and the Agreement will be administered by PNC in a manner consistent with this intent.

If any payments or benefits hereunder may be deemed to constitute nonconforming deferred compensation subject to taxation under the provisions of Section 409A, Grantee agrees that PNC may, without the consent of Grantee, modify the Agreement to the extent and in the manner PNC deems necessary or advisable or take such other action or actions, including an amendment or action with retroactive effect, that PNC deems appropriate in order either to preclude any such payments or benefits from being deemed “deferred compensation” within the meaning of Section 409A or to provide such payments or benefits in a manner that complies with the provisions of Section 409A such that they will not be taxable thereunder.

17. Acceptance of Grant; PNC Right to Cancel; Effectiveness of Agreement.

If Grantee does not accept the Grant by executing and delivering a copy of the Agreement to PNC, without altering or changing the terms thereof in any way, within thirty (30) days of receipt by Grantee of a copy of the Agreement, PNC may, in its sole discretion, withdraw its offer and cancel the Grant at any time prior to Grantee’s delivery to PNC of a copy of the Agreement executed by Grantee. Otherwise, upon execution and delivery of the Agreement by both PNC and Grantee, the Agreement is effective.

February 2009

IN WITNESS WHEREOF, PNC has caused the Agreement to be signed on its behalf as of the Grant Date.

THE PNC FINANCIAL SERVICES GROUP, INC.

By:
Chairman and Chief Executive Officer

ATTEST:

By:
Corporate Secretary

ACCEPTED AND AGREED TO by GRANTEE

Grantee

February 2009

SCHEDULE

*    *    *

ANNUAL POTENTIAL PAYOUT CALCULATION SCHEDULE

FOR

2009 PERFORMANCE UNITS

Final Award determination pursuant to Section 5 of the 2009 Performance Units Agreement (the “Agreement”) requires the calculation of the Final Potential Payout Percentage and the Calculated Maximum Potential Payout Amount, each as defined in the Agreement. Final Award calculation pursuant to Section 6 of the Agreement, if applicable, requires the calculation of the Change of Control Payout Percentage and the calculated final award.

Those calculations, in turn, take into account the levels of performance achieved by the A&L Unit with respect to the Performance Criteria, as measured annually and expressed as the Annual Potential Payout Percentages for each of the years and/or shorter partial-year period where required by the Agreement (e.g., in the case of certain qualifying terminations of employment or change of control) in the overall Performance Period.

Unless and until amended prospectively by the Committee, this Schedule will be applied in order to determine the full Annual Potential Payout Percentage for each full year in the Performance Period and, where applicable, the Limited-Year Annual Potential Payout Percentage for any partial year period where there is a limitation of the overall performance period required by the Agreement and such limited performance period includes a partial year.

This Schedule assigns an Annual Potential Payout Percentage (ranging from 0% up through 200%) to levels of annual performance relative to the benchmark performance index as set forth in the following table, with percentages interpolated for performance between the points indicated on the table, rounded to the nearest one-hundredth percent (e.g., 0.00%, with 0.005% being rounded upward to 0.01%). In no event will an Annual Potential Payout Percentage be greater than 200% or less than 0%.

February 2009

Annual Performance Relative to Benchmark Performance Index	Annual Potential Payout Percentage
+40 basis points or higher	200%
+20 basis points	150%
0 basis points (at benchmark) to -25 basis points	100%
-35 basis points	40%
-40 basis points or below	0%

The annual performance referred to in the table above for a given full year is the level of financial return from investing activities achieved by the A&L Unit for that year as compared to the applicable Benchmark Performance Index as defined by the Agreement for that year. This annual performance is expressed as the number of basis points by which the specified A&L Unit performance exceeds or falls short of benchmark index performance, with 0 basis points indicating performance at the benchmark index level.

Where a Limited-Year Annual Potential Payout Percentage is required by the Agreement, the “annual performance” referred to in the table above is the level of financial return from investing activities achieved by the A&L Unit for the year-to-date period (using full quarters only) beginning on January 1 of the given partial year and ending on the performance measurement date specified by the Agreement as compared to the Benchmark Performance Index applicable in accordance with the Agreement.

Committee Negative Discretion. Once the annual potential payout percentage for A&L Unit performance achieved for the relevant full year or partial-year period has been determined by reference to the table above, including interpolation where required, the Committee may decide, in its discretion, to reduce that percentage (as long as such decision is not made during a Change of Control Coverage Period, as defined in the Agreement, or after the occurrence of a Change of Control) but may not increase it.

February 2009